As filed with the Securities and Exchange Commission on September 29, 2026

File Nos. 333-271770

811-23876

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 111	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 119	☒

GRAYSCALE FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

290 HARBOR DRIVE, STAMFORD, CT 06902

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 668-1427

Kenny S. Terrero

Secretary, Grayscale Funds Trust

Grayscale Advisors, LLC

290 Harbor Drive, 4th Floor

Stamford, CT 06902

(Name and Address of Agent for Service of Process)

With Copy to:

Nathan J. Greene, Esq. Sidley Austin LLP 787 Seventh Avenue New York, New York 10019	Clifford Cone, Esq. Sidley Austin LLP 787 Seventh Avenue New York, New York 10019

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☐	on [___] pursuant to paragraph (b)
☒	60 days after filing pursuant to paragraph (a)(1)
☐	on [Date] pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on [Date] pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Subject to Completion – dated September 29, 2026

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

GRAYSCALE

ETHEREUM COVERED CALL ETF

Ticker:	ETCO
Exchange:	NYSE Arca, Inc.

PROSPECTUS
[ ], 2026

Grayscale Ethereum Covered Call ETF (the “Fund”) is a series of Grayscale Funds Trust and an exchange-traded fund.

Shares of the Fund are recorded and held in one of two forms: traditional book-entry form through The Depository Trust Company (“DTC”) (“DTCC Shares”) and tokenized book-entry form on the Ethereum blockchain through Superstate Services LLC, the Fund’s digital transfer agent (“Tokenized Shares”). DTCC Shares and Tokenized Shares represent the same single class of Shares of the Fund and have identical economic, dividend, voting and liquidation rights. A Tokenized Share is a recordkeeping format for a Share and does not constitute a separate class or series of Shares, receipt, security entitlement, linked security, synthetic instrument, derivative, security-based swap or claim against Superstate. Tokenized Shares may only be held in blockchain wallets that have been verified and approved by Superstate Services LLC. The tokenization of Shares relates solely to the manner in which ownership is recorded, held and transferred and does not alter the Fund’s investment objectives, investment strategies or portfolio holdings. See “DTCC Shares, Tokenized Shares and Use of Blockchain” and “Tokenized Share Trading Risk” in this Prospectus.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

i

Grayscale Ethereum Covered Call ETF

Investment Objective

The Grayscale Ethereum Covered Call ETF (the “Fund”) seeks to provide and deliver current income. The Fund seeks to provide exposure to the return of one or more exchange-traded products that provide exposure to Ether, including, but not limited to, Grayscale Ethereum Staking ETF (Ticker: ETHE) and Grayscale Ethereum Staking Mini ETF (Ticker: ETH) (the "Ethereum ETPs"). There can be no assurance that the Fund will achieve its investment objective.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (as defined below). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may also pay blockchain network fees in connection with certain investor-initiated transfers of Tokenized Shares, which are not reflected in the table or Example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.65%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account fees not charged by the Fund but that may be incurred such as brokerage commissions, blockchain network fees and other fees, that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$208	$362	$810

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the period of September 4, 2025 (commencement of operations) through December 31, 2025, the portfolio turnover rate for the Fund was 0%.

Principal Investment Strategy

The Fund does not invest in digital assets directly. The Fund also does not invest in initial coin offerings. The Fund does, however, have indirect exposure to digital assets by virtue of its investments in derivatives that utilize a Ethereum ETP (or an index of Ethereum ETPs) as the reference asset. Because the Fund does not invest directly in any digital assets, it may not track price movements of any digital assets.

1	Grayscale Ethereum Covered Call ETF

Shares of the Fund are recorded and held in one of two forms: traditional book-entry form through The Depository Trust Company (“DTC”) (“DTCC Shares”) and tokenized book-entry form on the Ethereum blockchain through Superstate Services LLC (“Superstate” or, the “Digital Transfer Agent”), the Fund’s digital transfer agent (“Tokenized Shares”) who administers an “Allowlist” of wallet addresses of individuals and entities who have completed Superstate’s onboarding requirements (the “Superstate Allowlist”), which may include identity verification, sanctions screening, ownership confirmation and other checks, and are permitted to hold or receive transfers of Tokenized Shares. The issuance of Tokenized Shares does not alter the Fund’s investment objectives and does not create direct portfolio exposure to any blockchain network or digital asset. The Fund does not hold Ether or any other digital asset as a result of the use of the Ethereum blockchain to record or transfer Tokenized Shares. The Fund does not act as a counterparty in any blockchain transaction, and the Fund does not hold any blockchain wallet or private key. See “DTCC Shares, Tokenized Shares and Use of Blockchain” for additional information.

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks current income through indirect exposure to the returns of Ether by investing in options on Ethereum ETPs, including, but not limited to, Grayscale Ethereum Trust ETF (Ticker: ETHE) and Grayscale Ethereum Mini Trust ETF (Ticker: ETH) (each an “Ethereum ETP” and together, the “Ethereum ETPs”). Each Ethereum ETP is a grantor trust, and ETHE and ETH are each sponsored by an affiliate of Grayscale Advisors, LLC (the “Adviser”), with the sole purpose to hold Ether. In effectuating its investment strategy, the Fund may also purchase and sell a combination of call and put option contracts that utilize an index of Ethereum ETPs as the reference asset. Options contracts that utilize an Ethereum ETP as the reference asset and options contracts that utilize an index of Ethereum ETPs as the reference asset are collectively referred to herein as “Ethereum ETP Options.”

The Fund seeks to achieve its investment objectives through a synthetic covered call strategy. In implementing its investment strategy, the Fund will invest in traditional exchange-traded options contracts that reference an Ethereum ETP. The Fund will purchase and sell a combination of call and put option contracts that utilize an Ethereum ETP as the reference asset. The Fund will also write (i.e., sell) call options that reference an Ethereum ETP to generate income. The Fund’s sale of call options that reference an Ethereum ETP will limit the degree to which the Fund may participate in any gains experienced in upward movements in the share price of the referenced Ethereum ETPs.

Under normal circumstances, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in options contracts that utilize an Ethereum ETP as the reference asset or other instruments that have economic characteristics and provide investment exposure similar to such investments. Such other instruments may include options contracts that utilize an index of Ethereum ETPs as the reference asset. For purposes of compliance with this 80% investment policy, derivative contracts are valued at their notional value.

In implementing its investment strategy, the Fund generally invests in exchange-traded options contracts that reference an Ethereum ETP. The Fund intends to primarily utilize exchange-listed, American style options. An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. While options contracts may trade “over-the-counter” (“OTC”), the Fund generally utilizes traditional exchange-traded options and exchange-traded Flexible Exchange Options (“FLEX Options”). The Fund may also invest in traditional options and FLEX Options that utilize an index of Ethereum ETPs as the reference asset. Traditional exchange-traded options have standardized terms, such as the style (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”), a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts. FLEX Options are customized options contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of OTC options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC.

In a traditional covered call strategy, an investor (such as the Fund) sells a call option on a security it already owns. A synthetic covered call strategy is similar to a traditional covered call strategy in that the investor sells a call option that is based on the value of the underlying security. However, in a synthetic covered call strategy, the Fund does not own the underlying security, but rather seeks to synthetically replicate 100% of the price movements of the underlying security through the use of various investment instruments. The Fund’s synthetic exposure to the Ethereum ETPs is achieved through the combination of purchasing a call and selling a put generally at the same strike price which synthetically creates the upside and downside participation in the price returns of the Ethereum ETPs. The Fund will primarily gain exposure to increases in value experienced by the Ethereum ETPs through the purchase of the call options. As a buyer of these call options, the Fund pays a premium to the seller of the call options. The Fund will primarily gain exposure to decreases in value experienced by the Ethereum ETPs through the sale of the put options. As the seller of these put options, the Fund receives a premium from the buyer of the put options. The call options purchased by the Fund and the put options sold by the Fund will generally have one-month to one-year terms.

2	Grayscale Ethereum Covered Call ETF

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the instrument underlying the option (in this case, the Ethereum ETP or an index of Ethereum ETPs) the option at a specified exercise price. For physically settled options, the seller (writer) of an option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security (put).

As the primary means by which the Fund intends to generate income, the Fund will sell call options that generally reference the Ethereum ETPs at strike prices either at-the-money or out-of-the-money, depending upon market conditions. It is important to note that the sale of these call options to generate income will limit the Fund’s ability to participate in increases in the value of the referenced Ethereum ETPs beyond a certain point, generally the strike price at which the call options are sold. This strategy effectively converts a portion of the potential upside price return growth of the Ethereum ETPs into option premiums. It is expected that the call options the Fund will sell to generate options premiums will have expirations, generally, of one-month or less and will be held to or close to expiration. The Fund intends to make bi-weekly distribution payments to shareholders.

The Fund does not invest in, or seek direct exposure to, the current “spot” or cash price of Ether. Investors seeking direct exposure to the price of Ether should consider an investment other than the Fund.

In addition to the options contracts, the Fund will also invest in short-term U.S. Treasury securities and money market funds. Cash and cash equivalents, such as U.S. Treasuries, are used as collateral for the Fund’s investments in options contracts. They may also generate income. The Fund may also utilize reverse repurchase agreements to help maintain the desired level of exposure to the Ethereum ETP Options.

The Fund is “non-diversified” under the 1940 Act and therefore is not required to meet certain diversification requirements under the 1940 Act.

DTCC Shares, Tokenized Shares and Use of Blockchain

Shares of the Fund are recorded and held in one of two forms: traditional book-entry form through the DTCC Shares and tokenized book-entry form on the Ethereum blockchain through Tokenized Shares:

•	DTCC Shares: Shares are recorded and held in electronic book-entry form through the facilities of The Depository Trust Company (“DTC”) and its participants in accordance with DTC’s customary procedures. Ownership of DTCC Shares is reflected on the books of the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (d/b/a U.S. Bank Global Fund Services) (the “Transfer Agent”), in the name of DTC or its nominee. DTC then maintains book-entry positions in DTCC Shares for its participants through its book-entry record system; DTC participants and indirect participants maintain records of beneficial ownership.

•	Tokenized Shares: Shares are recorded on the Ethereum blockchain and are maintained by Superstate, the Fund’s digital transfer agent. For Tokenized Shares, the Digital Transfer Agent maintains the Tokenized Shareholder- and wallet-level records through a blockchain-integrated recordkeeping system in which certain information, including token quantity and wallet address, is recorded on-chain, while personally identifiable information is maintained off-chain by the Digital Transfer Agent. Tokenized Shares may only be held in blockchain wallets on the Superstate Allowlist. Holders and their wallets, as applicable, must satisfy the Digital Transfer Agent’s know-your-customer, anti-money laundering, sanctions screening (including U.S. Office of Foreign Assets Control (“OFAC”) screening), tax certification and other compliance requirements, and the Digital Transfer Agent may, in accordance with applicable law, the agreement between the Trust and the Digital Transfer Agent pursuant to which the Digital Transfer Agent serves as the Fund’s co-transfer agent (the “Digital Transfer Agency Agreement”)and the Digital Transfer Agent’s written policies and procedures, remove a wallet from the Superstate Allowlist, freeze or restrict transfers of the Tokenized Shares held in a wallet, or take corrective administrative action with respect to an unauthorized, fraudulent or erroneous transfer, act in response to a court order or other legal process, or replace Tokenized Shares following a lost or compromised private key, in each case only as authorized by applicable law, the Digital Transfer Agency Agreement and the Digital Transfer Agent's written policies and procedures. Removal of a wallet from the Superstate Allowlist or restriction of transfers does not, by itself, cancel or transfer the underlying Shares or extinguish the holder’s ownership of them. A holder of Tokenized Shares holds those Shares in lieu of DTCC Shares. A Tokenized Share is an uncertificated Share registered directly to the holder on the Fund’s transfer-agent records maintained by the Digital Transfer Agent, and no corresponding Share is credited to any DTC participant account.

3	Grayscale Ethereum Covered Call ETF

All issued Shares of the Fund, regardless of form of recording, represent identical ownership interests in the Fund and carry identical rights, including identical, economic, dividend, voting and liquidation rights. The form in which a shareholder holds Shares of the Fund does not affect the shareholder’s economic interest in the Fund or the rights associated with that interest.

The Fund’s DTCC Shares and Tokenized Shares are treated as a single class of Shares for purposes of Sections 18(f)(1) and 18(i) of the 1940 Act as (i) all Shares represent the same proportionate interests in the Fund’s assets, (ii) all Shares are entitled to the same dividends and distributions, and (iii) all Shares vote together as a single class, with holders of record of Tokenized Shares voting on the basis of the Digital Transfer Agent's records as of the applicable record date.

As a separately appointed co-transfer agent of the Fund, the Digital Transfer Agent maintains book-entry records for Tokenized Shares through its blockchain-integrated recordkeeping system. Those book-entry records, taken together with the associated on-chain records, constitute the Tokenized Shareholder- and wallet-level linked component of the Fund’s single master securityholder file. The Digital Transfer Agent provides the Transfer Agent with the aggregate Tokenized Share position reflected in its book-entry records for reconciliation with the other components of the Fund’s master securityholder file. The Transfer Agent serves as the Fund’s recordkeeping transfer agent with respect to the master securityholder file and maintains the Fund-level record of total Shares outstanding, including the aggregate number of Shares held as DTCC Shares and as Tokenized Shares. The Transfer Agent is not responsible for maintaining the on-chain or wallet-level records of Tokenized Shares. If an inconsistency identified through this reconciliation cannot be resolved after investigation, the Transfer Agent’s records will control solely with respect to the Fund-level total Shares outstanding and Shares issued or cancelled, and any resulting adjustments will be reflected in the Digital Transfer Agent’s book-entry records and, as applicable, the associated on-chain records. The Transfer Agent and the Digital Transfer Agent maintain coordinated procedures pursuant to which the Transfer Agent can obtain the holder-level information maintained by the Digital Transfer Agent that is necessary to construct and produce the complete master securityholder file when required in accordance with applicable law.

Shareholders may have the recordkeeping format of Share ownership changed from one format to the other format pursuant to investor discretion and instruction, subject to applicable procedures, requirements and processing times. Shareholders may initiate a recordkeeping format change by completing the applicable processing form made available by the Digital Transfer Agent and the Transfer Agent, and by providing such completed and signed form and any further required documentation at the address or email designated on such form.

Change in recordkeeping format does not constitute a redemption or repurchase of Shares of the Fund and does not result in any change to a shareholder’s economic interest in the Fund. By way of example, upon receipt by the Digital Transfer Agent of applicable documentation in good order from a Fund shareholder seeking to change the recordkeeping format from Tokenized Shares to DTCC Shares, which will include identification of an account at a broker-dealer that permits investments in ETF shares, the Digital Transfer Agent will attest to the applicable Tokenized Share position, provide the required delivery instructions to the Transfer Agent and effect the corresponding token-side removal in accordance with the applicable conversion procedures, and the Transfer Agent, acting in its capacity as the Fund’s DTC-facing transfer agent, will process the applicable DTC instruction submitted by the shareholder’s broker or other DTC participant to credit the corresponding Shares to DTC’s (or its nominee’s) account. Upon confirmation from the shareholder’s broker, the shareholder will then hold the Shares, as DTCC Shares, through the brokerage account identified by the shareholder. A similar process in the opposite direction occurs when a Fund shareholder seeks a change in recordkeeping format from DTCC Shares to Tokenized Shares. In such a process, the shareholder’s broker or other DTC participant will initiate, and the Transfer Agent will approve, the applicable DTC instruction effecting the removal of the applicable Shares from DTC’s book-entry system, and the Digital Transfer Agent will cause tokens representing Tokenized Shares to be minted into a wallet identified by the shareholder and approved by the Digital Transfer Agent only after, or as a controlled contemporaneous step with, that removal. As part of the recordkeeping format update there will be a period of time where the Digital Transfer Agent will record Tokenized Shares in book-entry format.

Shares of the Fund are listed for trading on a national securities exchange, currently NYSE Arca, Inc. (the “Exchange”). DTCC Shares trade on the Exchange and through broker-dealers. The Tokenized Share recordkeeping format is not currently available for trading or settlement through the Exchange/DTC infrastructure. No broker-dealer, electronic trading platform or alternative trading system arrangement for Tokenized Shares exists as of the date of this Prospectus, and there can be no assurance that any will be established. Tokenized Shares represent the same Shares of the Fund that are listed on the Exchange, and investors may elect to change the recordkeeping format of their Shares to DTCC Shares in order to access traditional secondary market liquidity

4	Grayscale Ethereum Covered Call ETF

Additional Information on Ether

The Ethereum network allows people to exchange native tokens of value, called Ether, which are recorded on a public transaction ledger known as a blockchain. Ether can be used to pay for goods and services, or it can be converted to fiat currencies, such as the U.S. dollar, at rates determined on digital asset markets that trade Ether or in individual end-user-to-end-user transactions under a barter system. The ownership and operation of Ethereum is determined by participants in an online, of the peer-to-peer network referred to as the Ethereum network. The Ethereum network connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Ethereum network. This is commonly referred to as the Ethereum Protocol. The value of Ether is not backed by any government, corporation, or other identified body. Instead, its value is determined in part by the supply and demand in markets created to facilitate trading of Ether. Ownership and transaction records for Ether are protected through public-key cryptography. The supply of Ether is determined by the Ethereum Protocol. No single entity owns or operates the Ethereum network. The Ethereum network is collectively maintained by (1) a decentralized group of participants who run computer software that results in the recording and validation of transactions (commonly referred to as “validators”), (2) developers who propose improvements to the Ethereum Protocol and the software that enforces the protocol and (3) users who choose which version of the Ethereum software to run. From time to time, the developers suggest changes to the Ethereum software. If a sufficient number of users and validators elect not to adopt the changes, a new digital asset, operating on the earlier version of the Ethereum software, may be created. This is often referred to as a “fork.” The price of Ether and the share price of Ethereum-related ETPs may reflect the impact of these forks.

Summary of Principal Investment Risks

The principal risks of investing in the Fund are summarized below. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may change over time. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. You should review each risk factor carefully. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund, and the Fund’s performance could trail that of other investments. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund.”

Allowlist Removal Risk: Superstate, as the Fund’s Digital Transfer Agent, maintains the Superstate Allowlist of approved blockchain wallet addresses through which Tokenized Shares may be held and transferred. Superstate may suspend or remove a wallet from the Superstate Allowlist in accordance with applicable law, the Digital Transfer Agency Agreement and its written procedures, including if applicable eligibility or compliance requirements are no longer satisfied. A holder whose wallet is removed from the Superstate Allowlist may be unable to transfer Tokenized Shares through the affected wallet and may need to establish another approved wallet or change the recordkeeping format of the Shares to DTCC Shares, subject to applicable legal restrictions and procedures. Such a conversion may take multiple business days after all required instructions and documentation are received in good order, but may take longer as a result of operational, blockchain-network, smart-contract, DTC, Superstate Allowlist or intermediary delays, during which time the investor would be unable to sell their Shares and market prices could move adversely. An investor may have limited or no recourse against the Fund or Superstate in connection with an allowlist removal, which could occur at a disadvantageous time. Removal from the Superstate Allowlist restricts the transferability of the affected Tokenized Shares but does not, by itself, cancel or transfer the underlying Shares or extinguish the holder’s ownership of them. Removal from the Superstate Allowlist also does not, by itself, authorize a forced transfer of the holder's Shares.

Ethereum ETP Options Risk: The market for Ethereum ETP Options may be less developed, and potentially less liquid and more volatile, than more established options markets. While the Ethereum ETP Options market has grown since the commencement of trading, there can be no assurance that this growth will continue. Market conditions and expectations, regulatory or exchange-imposed limitations (such as margin requirements, position limits and accountability levels), collateral requirements, the availability of counterparties and other factors may affect the supply of and demand for Ethereum ETP Options and may limit the Fund’s ability to obtain desired exposure. If the Fund is unable to obtain such exposure, it may not be able to meet its investment objectives and its returns may be different from, or lower than, expected. In addition, collateral requirements may require the Fund to liquidate positions at times when it otherwise would not do so, potentially incurring losses and expenses. Price differences between Ether and Ethereum ETP Options may expose the Fund to risks different from, and possibly greater than, the risks associated with investing directly in Ether, and although the performance of Ethereum ETP Options has historically been highly correlated with the performance of Ethereum, there can be no guarantee that such correlation will continue. Persistent disconnects between Ether and Ethereum ETP Options could prevent the Fund from achieving its investment objectives.

5	Grayscale Ethereum Covered Call ETF

Ether Investment Risk: The Fund’s investment in Ethereum ETP Options carries significant risks. Ether is a digital asset that operates on the peer-to-peer Ethereum network, a decentralized network of computers that uses cryptographic protocols, and represents a new and rapidly evolving industry. The market price of Ether has experienced extreme volatility and may continue to fluctuate widely due to changes in market sentiment, adoption, technological developments, regulatory actions or other factors that are difficult to predict. The value of Ether depends on the continued development, acceptance and use of the Ethereum network, and adverse developments affecting the network or the broader digital asset ecosystem may negatively impact its value.

Ether trades on digital asset trading platforms that are relatively new and, in many cases, subject to limited regulatory oversight and may be more susceptible to fraud, market manipulation, security breaches or operational failures. In addition, the Ethereum network relies on validators to confirm transactions through a proof-of-stake mechanism, and disruptions to validator participation or control of a significant portion of staked Ether could impair the operation of the network. The Ethereum network may also be subject to modifications, including “forks,” which could result in competing digital assets, and regulatory developments, including a determination that Ether is a security, could adversely affect its use or trading. The realization of any of these risks could have a material adverse effect on the value of Ether and the Fund’s indirect exposure through Ethereum ETP Options. As a result, the Fund’s net asset value and the market price of its Shares could decline, and you could lose money.

Covered Call Option Writing Risk: By writing covered call options in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of the underlying instrument above the exercise prices of such options, but will continue to bear the risk of declines in the value of the underlying instrument. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying reference asset of the options over time. As a result, the risks associated with writing covered call options may be similar to the risks associated with writing put options. Exchanges may suspend the trading of options in volatile markets. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to do so.

Synthetic Ethereum ETPs Investment Risk: The Fund obtains investment exposure to Ether indirectly through derivatives that provide synthetic exposure to ETPs that hold Ether. The price of Ethereum ETP shares may not directly correspond to the price of Ethereum and may be highly volatile. Such investments expose the Fund to the risks associated with Ethereum and the Ethereum network, as well as the risks associated with the structure, operation and pricing of Ethereum ETPs and the derivatives used to obtain such exposure. Differences in pricing, liquidity, transaction costs, derivative valuation and other factors may result in a lack of correlation between the performance of the Fund’s investments and the price of Ethereum, which could adversely affect the Fund’s performance.

Ethereum ETPs are not registered under the 1940 Act, or any state securities laws, and therefore investors in such ETPs do not benefit from the protections and restrictions provided by those laws. In addition, Ethereum ETPs may trade at a premium or discount to their net asset value and may be subjected to limited liquidity, particularly during periods of market stress.

Certain Ethereum ETPs, including the ETHE and the ETH, are sponsored by an affiliate of the Adviser, which receives fees in exchange for providing administrative and marketing services to such ETPs. This may create a conflict of interest for the Adviser in selecting or maintaining exposure to such affiliated ETPs. Although the Fund does not invest directly in ETHE or ETH, the Fund’s investment strategy may result in increased demand for shares of such ETPs, including through the activities of options counterparties, which would increase the fees received by the Adviser or its affiliates.

Market and Volatility Risk: The Fund’s holdings are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflict, acts of terrorism, economic crisis or other events could result in increased premiums or discounts to the Fund’s NAV.

The prices of digital assets, including Ether, have historically been highly volatile. The value of the Fund’s investments related to digital assets, including Ether, and therefore the value of an investment in the Fund, could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Active Management Risk: The Fund is actively managed and its performance reflects the investment decisions that the Adviser and the Sub-Adviser makes for the Fund. The Adviser’s and the Sub-Adviser's judgments about the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund do not produce the intended results, the Fund could underperform other funds with similar investment objectives and/or strategies and could adversely affect the Fund’s net asset value, trading price and overall performance of the Shares.

6	Grayscale Ethereum Covered Call ETF

Asset Class Risk: Securities and other assets in the Fund’s portfolio may underperform the general financial markets, a particular financial market or other asset classes.

Assignment Risk: The OCC may randomly assign an exercise notice to a clearing member, who must then assign, randomly or on a first-in-first-out basis, the obligation to a customer who has written that option contract. The Fund may be assigned an exercise notice on an option it has written before the option’s expiration. If the Fund is assigned, the Fund would be required to settle the option position at a time when it may be disadvantageous to do so and may incur a loss or lose the opportunity to benefit from holding the position longer. This could adversely affect the Fund’s performance and its ability to track the performance of the referenced Ethereum ETPs.

Blockchain Technology Risk: Blockchain technology is relatively new and many of its uses may be untested, and there can be no assurance that it will achieve widespread adoption or that competing platforms or technologies will not be favored. The adoption and use of blockchain technology may be impaired by existing or future laws or regulations that are difficult to predict, and because blockchain functionality relies on the Internet, significant disruptions in connectivity could impede blockchain operations. Certain features of blockchain technology may increase the risk of fraud or cyberattacks, and transactions depend on cryptographic keys, the theft, loss or destruction of which could adversely affect ownership claims over Tokenized Shares or access to the wallets in which Tokenized Shares are held. In addition, defects or vulnerabilities in third-party or open-source technologies used in blockchain systems could adversely affect the operation or value of blockchain networks and related assets. The cryptography underlying blockchain technology could prove to be flawed or ineffective, or developments in mathematics and/or technology, including advances in digital computing, algebraic geometry and quantum computing, could result in such cryptography becoming ineffective, which could compromise the security of a blockchain network or permit a malicious actor to compromise wallets or other accounts holding digital assets, which could result in losses.

In addition, there are risks associated with the Fund’s issuance, redemption, transfer, and recordkeeping of Tokenized Shares on the Ethereum blockchain, and these risks may not fully emerge until the technology becomes more widely used. These and related operational, congestion, gas-fee, smart-contract, reconciliation and unauthorized-transfer risks are described more fully under “Tokenized Share Recordkeeping and Blockchain Infrastructure Risk,” “Tokenized Share Conversion and Operational Risk” and “Cybersecurity Risk.”

Cash Transactions Risk: The Fund may effect a significant portion of its creations and redemptions for cash, rather than in-kind; as a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind. ETFs generally are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the fund level. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a portfolio security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. The Fund intends to distribute these gains to shareholders, and as a result, shareholders holding Shares in a taxable account may be subject to tax on such distributions. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also increase brokerage and other transaction costs, which may decrease the Fund’s NAV to the extent not offset by a transaction fee payable by an AP, and may cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Cybersecurity Risk: Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to the Fund’s assets, the Fund’s data or shareholder information (including non-public personal information), or proprietary information, or may cause the Fund, the Adviser, the Sub-Adviser, Authorized Participants, market makers, the Exchange, or any of their respective service providers (including, but not limited to, accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption, loss of operational functionality, or otherwise disrupt the Fund’s operations, including the ability of shareholders to purchase or redeem Shares or receive distributions. With respect to Tokenized Shares, cybersecurity risk also extends to a wallet provider, the Ethereum blockchain network, smart contracts and other components of the Digital Transfer Agent’s blockchain-integrated recordkeeping system. Compromise, loss or unavailability of a wallet provider, private key, signing credentials, device or the Ethereum blockchain network could delay or prevent access to or transfer of Tokenized Shares. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in an effort to prevent or mitigate future cybersecurity incidents.

7	Grayscale Ethereum Covered Call ETF

Because cybersecurity threats are continually evolving, new methods of conducting cyber-attacks are regularly developed, and the Fund and its service providers may not be able to anticipate or detect all such threats, which may limit the Fund’s ability to prevent or respond to cybersecurity incidents. Like other funds and business enterprises, the Fund, the Adviser, the Sub-Adviser, and their service providers are subject to the risk of cyber incidents occurring from time to time.

Debt Securities Risk: Investments in debt securities, such as bonds, subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock. Changes in interest rates may have unpredictable effects on markets, may result in market volatility and could negatively impact the Fund’s performance and the value of your Shares.

Derivative Risk: The Fund will invest in Ethereum ETP Options. Derivatives may be more volatile, less liquid and more difficult to value than conventional investments, may not provide the intended exposure, and often are traded on margin or require payment of premiums or posting of collateral. Their use may magnify losses and create margin, funding, settlement or collateral calls. Exchange-listed Ethereum ETP Options are subject to OCC clearing and settlement risk, not a direct bilateral option-writer exposure. The U.S. federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the "Code"). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund.

Digital Asset Markets Risk: Digital asset markets have experienced periods of extreme volatility, disruption and reduced liquidity. Digital asset prices have fluctuated widely and certain digital asset trading platforms, hedge funds and lending platforms have experienced financial distress, insolvency or failure. These events have resulted in decreased market liquidity, significant negative publicity surrounding digital assets and increased regulatory scrutiny of the digital asset industry by U.S. and foreign governmental authorities. Loss of confidence in digital assets or market participants, operational failures or fraud affecting digital asset platforms, or increased regulatory or enforcement actions could adversely affect the value and liquidity of digital assets such as Ether and, in turn, the value of the Shares.

Digital Asset ETP Investment Risk: The Fund is subject to the same risks as those associated with the direct ownership of the investments held or represented by the ETPs to which it has exposure. The market price of digital asset ETP shares may not correspond directly to the price of the underlying digital asset and may be highly volatile. Digital asset ETPs are subject to risks associated with the underlying digital assets and their networks, including market volatility, technological developments and regulatory uncertainty, and are not registered under the 1940 Act, and therefore do not provide the protections of the 1940 Act. Sponsors of digital asset ETPs may not be registered as investment advisers with the SEC and may not be subject to comparable regulatory oversight.

Of the digital asset ETPs, ETHE and ETH are sponsored by an affiliate of the Fund’s Adviser that receives fees in connection with such ETPs, which may create a conflict of interest for the Adviser.

Digital Assets Risk: Digital assets, such as Ether, are assets designed to act as a medium of exchange, though some arguably have not achieved that purpose, and digital assets represent an emerging asset class. Digital assets generally operate without a central authority (such as a bank), are not backed by any government and are not legal tender. Federal, state and/or foreign governments may restrict the use and exchange of digital assets, and regulation in the United States is still developing. The market price of Ether and other digital assets has been subject to extreme fluctuations. Similar to fiat currencies, digital assets are susceptible to theft, loss and destruction. Digital asset trading platforms and other trading venues are relatively new and, in many cases, largely unregulated, which may increase exposure to fraud, market manipulation or operational failures.

Digital Asset Tax Risk: The U.S. federal income tax treatment of digital assets and instruments providing exposure to digital assets, such as Bitcoin ETP Options, remains uncertain. To qualify for the favorable tax treatment generally available to a regulated investment company (“RIC”) under Subchapter M of the Code, the Fund must, among other requirements described in the Statement of Additional Information (“SAI”), derive at least 90% of its gross income for each taxable year from certain qualifying sources (the “Qualifying Income Requirement”).

8	Grayscale Ethereum Covered Call ETF

The Fund intends to treat income and gains from the Bitcoin ETP Options as qualifying income for purposes of the Qualifying Income Requirement. However, there can be no assurance that the Internal Revenue Service (the “IRS”) will not successfully assert that such income does not constitute qualifying income. Future legislation, Treasury Regulations, IRS guidance, or other authority (including guidance that may be applied retroactively) could also adversely affect the treatment of such income as qualifying income. If the IRS were to successfully assert that income and gains from the Bitcoin ETP Options do not constitute qualifying income, or if the Fund were otherwise to fail to satisfy the Qualifying Income Requirement or any other requirement for qualification as a RIC, and the relief provisions of Subchapter M of the Code were not available, the Fund would fail to qualify as a RIC. In that event, the Fund would be taxed in the same manner as an ordinary corporation on its taxable income and gains, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible for the dividends received deduction in the case of corporate shareholders, and individuals generally would be able to treat such distributions as "qualified dividend income" eligible for reduced rates of taxation, in each case subject to certain limitations. In order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions. The Fund may also be required to modify its investment strategy or restructure its portfolio at potentially disadvantageous times in order to comply with applicable RIC qualification requirements, which may adversely affect the Fund's performance.

Digital Transfer Agent Risk: The Digital Transfer Agent is a relatively new market participant whose business model depends on the continued viability of tokenized securities and on its ability to maintain its registration as a transfer agent under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Digital Transfer Agent operates a permissioned overlay on public, permissionless blockchains. The Fund depends on the Digital Transfer Agent to maintain the records of Tokenized Shares, to administer the Superstate Allowlist, to perform daily reconciliation with the Transfer Agent, perform the tokenized-share administrative, transfer-restriction and correction functions assigned to it, and to perform investor-verification, wallet-screening, sanctions-monitoring and other compliance-support functions assigned to it under applicable agreements and procedures. If the Digital Transfer Agent were to suffer a cybersecurity incident, become insolvent, have its transfer-agent registration revoked or suspended, fail to maintain the smart-contract code that operates the Tokenized Shares, lose its key personnel, terminate its services or otherwise fail to perform, the Fund could be required to suspend or unwind the issuance of Tokenized Shares, transition to a replacement service provider (which may not be available on acceptable terms or at all), or convert all outstanding Tokenized Shares to DTCC Shares, in each case with potentially material adverse effects on the Fund and its shareholders. Tokenized Shares held directly on the books of the Digital Transfer Agent or in a self-hosted wallet are not held in customer custody at a Securities Investor Protection Corporation (“SIPC”) member broker-dealer and therefore do not have the benefit of SIPC protection applicable to customer property held at such a broker-dealer.

Exchange Traded Fund ("ETF") Risks: The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participants, Market Makers and Liquidity Providers Concentration. The Fund has a limited number of financial institutions that may act as Authorized Participants ("APs"). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable or unwilling to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Liquidity. Although Shares are listed for trading on NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could result in differences between the market price of the Shares and the underlying value of those Shares.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will generally approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

9	Grayscale Ethereum Covered Call ETF

FLEX Options Risk: Trading FLEX Options involves risks different from, or possibly greater than, the risks associated with investing directly in securities. FLEX Options are issued and guaranteed for settlement by the OCC. In the event that the Fund were to utilize FLEX Options, the Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. The Fund may experience losses from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and, therefore, the value of your investment in the Fund. Trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities. Less liquidity in the trading of the Fund’s FLEX Options could have an impact on the prices paid or received by the Fund for the FLEX Options in connection with creations and redemptions of the Fund’s shares. Depending on the nature of this impact to pricing, the Fund may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection could reduce the Fund’s ability to achieve its investment objective.

Inflation Risk: Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. This risk is more prevalent with respect to fixed income securities held by the Fund.

Interest Rate Risk: Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Illiquid Investment Risk: Liquidity risk is the risk that an investment cannot be sold at an advantageous time or price. Investments may become less liquid during periods of market stress or due to factors affecting specific securities or markets, and liquid investments may become illiquid after purchase. If the Fund is required to sell investments under unfavorable conditions to meet redemptions or other obligations, it may incur losses and its returns may be negatively affected. Illiquid investments may also be more difficult to value, particularly in changing market conditions. In stressed markets, reduced liquidity in the Fund’s portfolio holdings may cause the Fund’s Shares to trade at a premium or discount to net asset value and may disrupt the Fund’s creation and redemption process.

Issuer Risk: The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition of an issuer of those securities may cause the value of the securities to decline.

Large Shareholder and Large-Scale Redemption Risk: Certain shareholders, including an AP, a third-party investor, the Adviser or an affiliate of the Adviser, may from time to time own or control a substantial amount of the Fund’s Shares or may invest for a limited period of time. Redemptions by such shareholders could have a significant negative impact on the Fund, including requiring the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively affect the Fund’s net asset value and market price, increase brokerage costs and result in the Shares trading at a discount to net asset value. If a large shareholder redeems all or a substantial portion of its Shares, the Fund may be unable to maintain sufficient assets to continue operations and may be liquidated.

Large redemptions may also increase the Fund’s expenses, accelerate the realization of taxable income or capital gains and cause the Fund to hold cash or cash equivalents, which may dilute investment returns. In addition, inclusion in or removal from adviser asset allocation models may result in significant purchases or sales of Shares over short periods of time, increased volatility and adverse tax consequences.

10	Grayscale Ethereum Covered Call ETF

These risks may be heightened with respect to Tokenized Shares, given that no broker-dealer, platform or established Tokenized Securities Venue ("TSV") or other secondary trading venue for Tokenized Shares exists as of the date of this Prospectus. While the only established means of accessing secondary market liquidity for Tokenized Shares is conversion to DTCC Shares, which is subject to the procedures and timing, and the associated risks. To the extent a TSV is established that supports trading of Tokenized Shares it will be subject to volume permissioning and other regulatory limitations described under “Tokenized Share Trading Risk” and “Tokenized Share Conversion and Operational Risk.”

Leverage Risk: Certain transactions may give rise to economic leverage, including derivatives and other instruments that provide exposure in excess of the Fund’s initial investment. The use of leverage may magnify gains and losses, so that relatively small changes in the value of the Fund’s investments may result in significant losses. Leverage may also increase the volatility of the Fund’s returns and may require the Fund to liquidate portfolio positions at times when it would not otherwise be advantageous to do so in order to meet its obligations.

Market Trading and Liquidity Risk: Although Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading when market declines reach specified thresholds. Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden and significant swings in the market price of Shares.

There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. This may result in wider bid/ask spreads and cause Shares to trade at a premium or discount to the Fund’s NAV. Any market for Tokenized Shares outside the Exchange may be limited or nonexistent, and a holder may need to convert Tokenized Shares to DTCC Shares to access exchange liquidity. Such conversion may take multiple business days after all required instructions and documentation are received in good order, but may take longer as a result of operational, blockchain-network, smart-contract, DTC, Superstate Allowlist or intermediary delays, during which the holder may be unable to sell Shares and market prices may move adversely.

Disruptions in the creation and redemption process, including reduced participation by APs or market makers, may result in Shares trading at prices that differ significantly from NAV. In addition, if trading in underlying securities or financial instruments is restricted or halted, the Fund’s ability to rebalance its portfolio or accurately price its investments may be impaired, which could affect the price at which Shares trade in the secondary market and may result in substantial trading losses.

Money Market Fund Risk: The value of money market instruments may be affected by market conditions, changing interest rates and changes in the credit ratings of the investments. If market conditions improve while the Fund has invested some or all of its assets in money market instruments, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Fund’s opportunity to achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund.

Multi-Class Treatment Risk: The Fund treats DTCC Shares and Tokenized Shares as a single class of Shares for purposes of Sections 18(f)(1) and 18(i) of the 1940 Act. If the SEC or its staff were to conclude that DTCC Shares and Tokenized Shares constitute different classes of stock for purposes of Section 18, the Fund could be required to adopt a multi-class plan under Rule 18f-3, obtain additional exemptive relief, restructure its share classes, or cease issuing Tokenized Shares altogether. Any such conclusion or remedial action could increase the Fund’s expenses, disrupt the Fund’s operations, result in losses to shareholders, and adversely affect the Fund’s ability to maintain its tokenized recordkeeping format. Although the Fund intends initially to record Tokenized Shares only on the Ethereum blockchain, the staff's position is evolving and could be applied more broadly.

New Fund Risk: The Fund is a recently organized investment company with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain a viable size. Accordingly, investors in the Fund bear the risk that the Fund may not be successful, which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable to shareholders. Such a liquidation could have negative tax consequences for shareholders.

11	Grayscale Ethereum Covered Call ETF

Non-Diversification Risk: The Fund is considered to be non-diversified under the 1940 Act, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance. However, the Fund intends to satisfy the diversification requirements for qualifying as a RIC under Subchapter M of the Code.

Operational and Technology Risk: The Fund and the entities with which it interacts directly or indirectly are subject to operational and technology risks, including risks arising from human error, processing or communication errors, systems failures, cybersecurity incidents, and the use of emerging technologies, including artificial intelligence ("AI"), which may result in financial losses, operational disruptions, or declines in the value of the Fund’s investments. These risks may affect the Adviser, Sub-Adviser, the Fund’s service providers, index provider, Authorized Participants, the Exchange on which Shares are listed, and issuers in which the Fund invests, and may impair the calculation of NAV or the creation and redemption of Shares. With respect to Tokenized Shares, operational and technology risk also extends to the Digital Transfer Agent, wallet providers, blockchain networks, smart contracts and other components of the Digital Transfer Agent’s blockchain-integrated recordkeeping system. The Fund, the Digital Transfer Agent and other third-party service providers may experience disruptions that arise from human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund or shareholders. To the extent that the Fund and its service providers seek to mitigate these operational risks through their internal controls and operational risk management processes, these measures, to the extent implemented, may not identify or may be inadequate to address all such risks. Although the Fund and its service providers maintain risk management systems and business continuity plans, such measures may not prevent or mitigate all operational or technology-related incidents, and events beyond the Fund’s control could have a material adverse effect on the Fund’s NAV, trading price, or total return.

Options Risk: The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions and depends on the ability of the Fund’s portfolio managers to forecast market movements correctly. The prices of options are volatile and are influenced by, among other things, changes in the value of the underlying instrument, interest or currency exchange rates and anticipated volatility. The effective use of options also depends on the Fund’s ability to terminate option positions at times deemed desirable, and there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities, and there may at times not be a liquid secondary market for certain options. Positions in options and other contracts may also be required to be liquidated at disadvantageous times or prices to prevent the Fund from exceeding applicable position limits, which could subject the Fund to substantial losses. Investing in options may be considered aggressive and may expose the Fund to significant risks, including counterparty risk and liquidity risk.

Privacy and On-Chain Transparency Risk: Transactions in Tokenized Shares are recorded on the public Ethereum blockchain. Although personally identifying information is maintained off-chain, wallet addresses, Tokenized Share balances and wallet transaction histories are publicly visible, and third parties may use chain-analysis techniques or other information to associate wallets with shareholders or infer trading patterns or other sensitive information. A compromise of off-chain identity records could link a shareholder’s identity to its public on-chain history, and public visibility of large or unusual holdings or transfers could facilitate front-running, market manipulation or other strategic behavior. These circumstances could result in privacy harms, regulatory inquiry or adverse trading effects for shareholders.

Regulation of Blockchain Technology Risk: Blockchain technology is subject to an evolving and potentially inconsistent regulatory framework in the United States and other jurisdictions. Existing or future laws, regulations, regulatory interpretations or enforcement actions may apply to the development, operation or use of distributed ledgers, nodes and validators, consensus mechanisms, smart contracts and blockchain-based market or recordkeeping infrastructure, including requirements relating to privacy and data protection, cybersecurity, financial-crime controls, operational resilience or other matters. Because blockchain systems may operate across jurisdictions and, in some cases, without a single identifiable operator, the persons responsible for satisfying particular regulatory requirements and the manner in which those requirements apply may be uncertain or may differ among jurisdictions. Such requirements could necessitate modifications to blockchain architecture or functionality, restrict particular applications or methods of operation, increase compliance and operating costs or reduce the adoption or utility of blockchain technology, which could adversely affect companies that develop, provide or rely on blockchain technology and the value of the Fund's investments.

12	Grayscale Ethereum Covered Call ETF

Regulatory Uncertainty Regarding Tokenized Securities Risk: The U.S. regulatory framework governing tokenized securities and blockchain-based recordkeeping is novel, evolving and uncertain. The SEC and its staff have issued statements and granted limited relief in recent periods relating to tokenized securities, including the joint statement of the staff of the SEC’s Divisions of Corporation Finance, Investment Management and Trading and Markets regarding tokenized securities (January 28, 2026), but there are no formal rules or regulations specifically addressing every aspect of the tokenized recordkeeping of registered investment company shares. Although the Fund expects Tokenized Shares to represent the same shares of the Fund as DTCC Shares and to operate in reliance on Rule 6c-11, with Tokenized Shares representing the same exchange-listed Shares in a different recordkeeping format, the use of blockchain-based recordkeeping may raise novel legal, regulatory and operational issues, including under the 1940 Act, the Exchange Act, transfer agent rules, broker-dealer and alternative trading system rules, state securities laws and other requirements. New or changing laws, rules, regulatory interpretations, staff positions or market practices could adversely affect the Fund’s ability to issue, maintain, transfer, convert or support Tokenized Shares, or could require changes to the Tokenized Share structure, service-provider arrangements, trading venues or investor eligibility procedures. If the Fund or its service providers are unable or unwilling to satisfy applicable requirements, or if the Fund determines that continuing to support Tokenized Shares is impracticable or inadvisable, the Fund could suspend the issuance or transfer of Tokenized Shares, require or facilitate conversion of Tokenized Shares to DTCC Shares, or otherwise modify or discontinue the tokenized recordkeeping format, in each case with potentially adverse effects on shareholders.

Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve both counterparty risk and the risk that the value of securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Reverse repurchase agreements involve leverage risk; the Fund may lose money as a result of declines in the values both of the security subject to the reverse repurchase agreement and the instruments in which the Fund invested the proceeds of the reverse repurchase agreement.

Sanctions, OFAC and Anti-Money Laundering Compliance Risk: The Digital Transfer Agent screens wallets and on-chain activity against the U.S. Treasury Department’s OFAC Specially Designated Nationals and Blocked Persons List and against other sanctions lists, and is authorized to freeze, restrict or refuse to register Tokenized Shares held in any wallet that is identified on, or determined to interact with, a sanctioned address. The use of public, permissionless blockchains creates a risk that Tokenized Shares could come into contact with sanctioned addresses notwithstanding these controls. If a sanctions violation were to occur, the Fund, the Digital Transfer Agent and their respective affiliates could be subject to fines, penalties and other enforcement action, and the Fund could be required to suspend issuance of Tokenized Shares or convert them to DTCC Shares. Wallet suspensions, freezes or removals from the Superstate Allowlist implemented to address sanctions concerns could result in material adverse effects on affected shareholders, including loss of access to Tokenized Shares.

Tokenized Share Conversion and Operational Risk: Conversions between DTCC Shares and Tokenized Shares may be delayed by, among other things, blockchain network congestion, malfunctions of the Digital Transfer Agent’s systems, operational issues at the Authorized Participant or broker-dealer through which the shareholder transacts, or the Digital Transfer Agent’s compliance procedures. Such delays could prevent a shareholder from accessing secondary market liquidity on the Exchange (in the case of an investor seeking to convert Tokenized Shares to DTCC Shares) or from holding Tokenized Shares in a blockchain wallet (in the case of an investor seeking to convert in the opposite direction) at the time intended. In addition, in the event of any inconsistency between the Digital Transfer Agent's books and the records maintained by the Transfer Agent with respect to the Fund-level total number of Shares outstanding or the number of Shares issued or cancelled, the Transfer Agent's records shall control, and the Digital Transfer Agent may take appropriate corrective action with respect to its records and associated tokens to reflect the Transfer Agent's controlling records. The Fund’s Tokenized Shares may also be subject to freezing, restriction or correction by the Digital Transfer Agent or its smart contracts to address erroneous transfers, compromised wallets, or other compliance, legal or operational events. These actions could have a material adverse effect on the shareholders affected, including by preventing transfers, requiring conversion back to DTCC Shares, or otherwise restricting the use of Tokenized Shares. During any period when the conversion process limits the ability to transact in the Shares, the shareholder can be exposed to adverse market movement.

Tokenized Share Recordkeeping and Blockchain Infrastructure Risk: Blockchain technology is a relatively new and untested technology that operates as a distributed ledger. There are risks associated with the Fund’s issuance, redemption, transfer, and recordkeeping of Tokenized Shares on the Ethereum blockchain, and these risks may not fully emerge until the technology becomes more widely used. Blockchain systems are public and permissionless at the infrastructure level and could be vulnerable to fraud, particularly if a significant minority of participants collude to defraud the rest. Control of a wallet holding Tokenized Shares depends on a private key, the compromise or loss of which could result in unauthorized transfers or in the holder losing access to its Tokenized Shares. The Digital Transfer Agent may reissue Tokenized Shares to a replacement wallet under its Lost Key Policy, but reissuance is subject to verification and may be delayed or denied, and the Digital Transfer Agent cannot recover private keys or reverse a completed transfer or burn. There is limited regulation of blockchain technology, and any future regulatory developments could adversely affect the viability and expansion of the use of blockchain technology. Blockchain networks can experience delays in transaction processing and settlement, particularly during periods of high network congestion, which could affect the timing of recording transactions or processing redemptions and transfers of Shares. There may be undiscovered technical flaws in Superstate’s blockchain-integrated recordkeeping system or the underlying blockchain technology. Settlement delay, dispute or correction can result in exposure to adverse market movement.

13	Grayscale Ethereum Covered Call ETF

Tokenized Share Settlement Risk: An eligible transfer of Tokenized Shares between wallets on the Superstate Allowlist is recorded in the Tokenized Shareholder- and wallet-level component of the Fund’s master securityholder file when the transfer reaches finality on the Ethereum blockchain, and the transferee is recognized as the registered holder at that time. Possession or control of a token that is not recognized in that component does not confer shareholder rights. Subsequent aggregate feeds and reconciliation are control procedures and do not effect holder-level registration Blockchain transaction processing may be delayed or disrupted by network congestion, outages, forks or other network or technology events. A transfer that is subsequently determined to have been unauthorized, fraudulent or erroneous, remains subject to correction. Any delay, dispute or corrective action involving settlement could adversely affect a holder’s ability to transfer Tokenized Shares or exercise shareholder rights at the time intended. Settlement delay, dispute or correction can result in exposure to adverse market movement.

Tokenized Share Trading Risk: The Tokenized Share recordkeeping format is not currently available for trading or settlement through the Exchange/DTC infrastructure, and no broker-dealer, electronic trading platform or alternative trading system arrangement for Tokenized Shares exists as of the date of this Prospectus. Peer-to-peer transfers among approved wallets do not constitute a public trading market, may have limited or no liquidity and may occur at prices that differ from the Fund’s NAV or the market price of DTCC Shares on the Exchange. A holder that cannot sell or transfer Tokenized Shares on acceptable terms may need to convert the Shares to DTCC Shares to access exchange liquidity, and that conversion may take multiple business days during which market prices could move adversely.

Tokenized Shares remain subject to applicable U.S. securities laws. Regulatory requirements applicable to broker-dealers, exchanges, alternative trading systems and other market participants may limit or prevent the development of a secondary market for Tokenized Shares or increase the cost of supporting the Tokenized Share structure, and could contribute to a decision to modify, suspend or discontinue Tokenized Shares.

U.S. Government Securities Risk: U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity.

Valuation Risk: The price the Fund could receive upon the sale of a portfolio security may differ from the value established for that security by the Fund, particularly for securities that are fair valued, that trade in thin or volatile markets, or that are valued using inputs from pricing services or other third parties. In certain circumstances, including with respect to non-U.S. securities where financial information may be less reliable or market data may be limited or delayed, market quotations may not be readily available and such securities may be fair valued using techniques other than market quotations.

The value established for a security through fair valuation may differ from what would be produced if the security had been valued using market quotations, and securities valued using such techniques may be subject to greater fluctuations in their value from one day to the next. As a result, the value established for a security may differ from the price the Fund could receive upon its sale, and the Fund may incur a loss or realize a lower than expected gain. In addition, there can be no assurance that the Fund could sell a portfolio security for the value established for it at any time.

Valuation may also be affected by the availability and reliability of market data, including for non-U.S. securities, as well as by the use of pricing services or other third-party providers that rely on models, inputs and assumptions that may not reflect actual market transactions. Errors or technological issues affecting such providers may result in inaccurate valuations.

14	Grayscale Ethereum Covered Call ETF

Performance Information

Because the Fund does not have performance history for a full calendar year, no performance information is presented for the Fund at this time. Once the Fund has completed a full calendar year of investment operations, this section will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. The Fund makes updated performance information, including its current net asset value, available on the Fund’s website at https://etfs.Grayscale.com/etco.

15	Grayscale Ethereum Covered Call ETF

Portfolio Management

Adviser	Grayscale Advisors, LLC (the “Adviser”)

Sub-Adviser	Vident Asset Management (“Vident” or the “Sub-Adviser”)

Portfolio manager	Title	Portfolio manager of the Fund since
Yin Bhuyan	Senior Portfolio Manager of Vident	Since inception, September 2025
Austin Wen, CFA	Senior Portfolio Manager of Vident	Since inception, September 2025
Rafael Zayas, CFA	Senior Vice President, Head of Portfolio Management and Trading of Vident	Since inception, September 2025

To the extent that a reference in this prospectus refers to the Adviser, such reference should also be read to refer to the Sub-Adviser, where the context requires.

Purchase and Sale of Shares

In addition to traditional book-entry shares held through DTC and its participants, the DTCC Shares, the Fund intends to offer Tokenized Shares recorded on the Ethereum blockchain and maintained by Superstate Services LLC, the Fund’s digital transfer agent (the “Digital Transfer Agent”). Tokenized Shares represent the same shares of the Fund as DTCC Shares and carry identical, dividend, voting and liquidation rights. The form in which Shares are held does not change the interest a Share represents; however, Tokenized Shares are subject to distinct eligibility, transfer, allowlisting, freezing, correction and conversion conditions specific to the blockchain operating environment (see “Allowlist Removal Risk,” “Multi-Class Treatment Risk” and “Tokenized Share Conversion and Operational Risk”).

The Shares are listed on the Exchange, and DTCC Shares trade on the Exchange and may be bought and sold through brokers at market prices, rather than NAV. Tokenized Shares are not currently available for trading or settlement through the Exchange/DTC infrastructure, and no arrangement for principal transactions in Tokenized Shares with any broker-dealer has been established as of the date of this Prospectus. If such an arrangement becomes available in the future, Tokenized Shares may be purchased or sold in principal transactions with a broker-dealer that supports Tokenized Shares, subject to applicable procedures of the Digital Transfer Agent and separate terms and fees established between the broker-dealer and its customer. Holders of Tokenized Shares may also, subject to applicable law and the Digital Transfer Agent’s procedures, effect permitted peer-to-peer transfers to investors using wallets on the Superstate Allowlist. Tokenized Shares may in the future be available for trading on a TSV, subject to the terms and conditions of the applicable exemptive relief; however, there can be no assurance that any TSV will be established or, if established, will make the Fund’s Tokenized Shares available for trading. There can be no assurance that any broker-dealer arrangement or trading venue for Tokenized Shares will become available in the future. Because DTCC Shares trade on the Exchange at market prices rather than NAV, DTCC Shares may trade at a price greater than NAV (premium) or less than NAV (discount). A permitted peer-to-peer transfer that changes beneficial ownership may be made in connection with a privately negotiated purchase or sale between the transferor and transferee and likewise would be at market-determined prices; however, peer-to-peer transfers do not constitute an organized public trading market.

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for securities, assets or other positions and/or cash (which may include cash in lieu of certain securities, assets or other positions). Purchases, sales and peer-to-peer transfers of Tokenized Shares between investors do not involve the issuance or redemption of Shares by the Fund and are separate from any Creation Unit transaction.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase DTCC Shares (bid) and the lowest price a seller is willing to accept for DTCC Shares (ask) when buying or selling DTCC Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at https://etfs.Grayscale.com/etco.

16	Grayscale Ethereum Covered Call ETF

For purposes of these disclosures, the Fund’s market price, premiums and discounts, and bid-ask spreads are based on trading of DTCC Shares on the Exchange and do not reflect the price of any peer-to-peer transfer or other transaction in Tokenized Shares outside the Exchange. Permitted peer-to-peer transfers of Tokenized Shares, if available, may occur outside regular Exchange trading hours and at prices negotiated between the transferor and transferee that may differ from the Fund’s NAV or the contemporaneous Exchange price of DTCC Shares. The parties to any peer-to-peer purchase or sale are responsible for identifying one another, determining the terms and price, arranging the payment or delivery of any consideration and paying any applicable blockchain network fees. The Fund, the Adviser, the Sub-Adviser, the Transfer Agent and the Digital Transfer Agent are not parties to any such purchase or sale and do not determine its terms or price. The Digital Transfer Agent processes the transfer of Tokenized Shares in accordance with applicable transfer-agent records and procedures but does not arrange the payment or delivery of any consideration. Any future broker-dealer arrangement for Tokenized Shares may involve different terms, prices, fees or spreads.

As of the date of this Prospectus, the Fund has not entered into any arrangement with a broker-dealer to facilitate principal secondary-market transactions in Tokenized Shares, and investors should not assume that any broker-dealer will be available to purchase or sell Tokenized Shares as principal.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Certain Fund distributions may exceed the Fund's income and gains for the Fund's taxable year. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of such shareholder’s tax basis in the Shares, which will result in a higher gain or lower loss when such Shares are subsequently sold, and as a capital gain thereafter (if the shareholder holds Shares as capital assets).

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

17	Grayscale Ethereum Covered Call ETF

Grayscale Ethereum Covered Call ETF

Additional Information About the Fund

Investment Objective. The Fund seeks to provide and deliver current income. The Fund seeks to provide exposure to the return of one or more exchange-traded products that provide exposure to Ether, including, but not limited to, Grayscale Ethereum Staking ETF (Ticker: ETHE) and Grayscale Ethereum Staking Mini ETF (Ticker: ETH) (the “Ethereum ETPs”). There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon written notice to shareholders.

Additional Information About the Fund’s Strategy. The Fund is an actively-managed ETF that seeks current income through indirect exposure to the returns of ether by investing in options on Ethereum ETPs, including, but not limited to, ETHE and ETH. Each Ethereum ETP is a grantor trust, and ETHE and ETH are each sponsored by an affiliate of the Adviser, with the sole purpose to hold ether. The Fund seeks to achieve its investment objective through a synthetic covered call strategy. In implementing its investment strategy, the Fund will invest in exchange-traded options contracts that reference an Ethereum ETP. The Fund may also purchase and sell a combination of call and put option contracts that utilize an index of Ethereum ETPs as the reference asset.

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in options contracts that utilize an Ethereum ETP as the reference asset or other instruments that have economic characteristics and provide investment exposure similar to such investments. Such other instruments may include options contracts that utilize an index of Ethereum ETPs as the reference asset. For purposes of compliance with this 80% investment policy, derivative contracts will be valued at their notional value. Shareholders will be given at least 60 days’ advance notice of any change to the Fund’s 80% investment policy.

More Information about the Grayscale Ethereum Staking ETF and the Grayscale Ethereum Staking Mini ETF

The purpose of each of ETHE and ETH is to hold Ether. Each of ETHE’s and ETH’s investment objective is for the value of its shares (based on Ether per share) to reflect the value of Ether held by each of ETHE and ETH. Coinbase Custody Trust Company, LLC is the custodian for each of ETHE and ETH.

Each of ETHE and ETH uses the closing value of the CoinDesk Ether Price Index to calculate its net asset value (“NAV”) which is the aggregate value, expressed in U.S. dollars, of each of ETHE’s and ETH’s assets (other than U.S. dollars or other fiat currency), less the U.S. dollar value of each of ETHE’s and ETH’s expenses and other liabilities. NAV per share is calculated by dividing NAV by the number of shares currently outstanding. NAV and NAV per share are not measures calculated in accordance with generally accounting principles (“GAAP”).

Each of ETHE and ETH is registered under the Exchange Act. Information provided to or filed with the Securities and Exchange Commission by ETHE and ETH pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission (ETHE: File No. 001-42185, ETH: File No. 001-42184) through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding ETHE and ETH may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

Each of ETHE and ETH has its shares listed on NYSE Arca under the symbol ETHE and ETH, respectively. The shares may be purchased from each of ETHE and ETH, only in one or more blocks of 10,000 shares (a block of 10,000 shares is called a “Basket”) by certain authorized participants. Each of ETHE and ETH issues Baskets of Shares to certain authorized participants on an ongoing basis. In addition, each of ETHE and ETH redeems shares in Baskets on an ongoing basis from authorized participants.

The U.S. Securities and Exchange Commission (the “SEC”) maintains an internet website that contains reports, proxies and information statements and other information regarding each of ETHE and ETH that is filed electronically with the SEC at www.sec.gov.

The information in this section regarding ETHE and ETH is based on publicly available information and filings made by ETHE and ETH with the SEC. The inclusion of this information is provided solely for informational purposes to describe certain characteristics of ETHE and ETH that are relevant to the Fund’s investment strategy and does not constitute an offer to sell or a solicitation of an offer to buy shares of ETHE or ETH. Information provided to or filed with the SEC by ETHE or ETH, including information available on the SEC’s website or on any other website, is not incorporated by reference into this Prospectus and should not be considered part of this Prospectus. Neither the Fund nor the Adviser undertakes any obligation to update the information described above.

18	Grayscale Ethereum Covered Call ETF

Additional Information About the Ethereum Network. The infrastructure of the Ethereum network is collectively maintained by participants in the Ethereum network, which include validators, developers, and users. Validators validate transactions and are currently compensated for that service in ether, as determined by the Ethereum Protocol. Developers maintain and contribute updates to the Ethereum network’s source code. Users access the Ethereum network using open-source software. Anyone can be a user, developer, or validator.

Ether is maintained on a digital transaction ledger commonly known as a “blockchain.” A blockchain is a type of shared and continually reconciled database, stored in a decentralized manner on the computers of certain users of the digital asset and is protected by cryptography. The Ethereum blockchain contains a record and history for each ether transaction.

The Ethereum blockchain allows for the creation of decentralized applications that are supported by a transaction protocol referred to as “smart contracts,” which includes the crypto graphic operations that verify and secure ether transactions. A smart contract operates by a pre-defined set of rules (i.e., “if/then statements”) that allows it to automatically execute code on the Ethereum network. Such actions taken by the predefined set of rules are not necessarily contractual in nature but are intended to eliminate the need for a third party to carry out code execution on behalf of users, making the system decentralized, allowing decentralized application developers to create a wide range of applications. Requiring payment in ether on the Ethereum network incentivizes developers to write quality applications and increases the efficiency of the Ethereum network because wasteful code costs more. It also ensures that the Ethereum network remains economically viable by compensating people for their contributed computational resources.

Additional Information About the Ethereum Protocol. The Ethereum Protocol is an open source project with no official company or group in control. Anyone can review the underlying code and suggest changes. Because there is no central authority, the release of updates to the Ethereum Protocol source code by developers does not guarantee that the updates will be automatically adopted by the other participants. Users and validators must accept any changes made to the source code by downloading the proposed modification and that modification is effective only with respect to those ether users and validators who choose to download it. As a practical matter, a modification to the source code becomes part of the Ethereum network only if it is accepted by validators that collectively represent a supermajority (two-thirds) of the cumulative validations on the Ethereum blockchain.

If a modification is accepted by only a portion of users and validators, a division will occur such that one network will run the pre-modification source code and the other network will run the modified source code. Such a division is known as a “fork.”

New Ether is created through “staking” of Ether by validators. Validators are required to stake ether in order to perform validation activities and then, as a reward, earn newly created ether. Validation activities include verifying transactions, storing data, and adding to the Ethereum blockchain. Further, with its collective computing power on the distributed network, the Ethereum network provides the ability to execute peer-to-peer transactions to realize, via smart contracts, automatic, conditional transfer of value and information, including money, voting rights, and property.

An Ethereum private key controls the transfer or “spending” of Ether from its associated public Ethereum address. An Ethereum “wallet” is a collection of public Ethereum addresses and their associated private key(s). It is designed such that only the owner of Ether can send Ether, only the intended recipient of Ether can unlock what the sender sent and both transactions and ownership can be verified by any third party anywhere in the world.

Fees need to be paid in Ether in order to facilitate transactions and execute smart contracts. The fee that is charged is called “gas.” Gas price is often a small fraction of Ether, which is denoted in the unit of Gwei (10^9 Gwei = 1 Ether). Gas is essential in sustaining the Ethereum network. It incentivizes validators to process and verify transactions and incentivizes new validators to stake Ether. Gas fees are a product of Ethereum network demand relative to the Ethereum network’s capacity.

The Ethereum Foundation (“EF”) is a non-profit organization that is dedicated to supporting Ethereum and related technologies. The EF, alongside other organizations, supports Ethereum Protocol development through funding and advocacy. The EF finances its activities through its initial allocation of Ether at the launch of the Ether Network in 2015. Although the EF does not control Ethereum, and is one of many organizations within the Ethereum ecosystem, it is the most significant driving force for Ethereum Protocol development and support of Ethereum generally.

19	Grayscale Ethereum Covered Call ETF

Additional Information About the Fund’s Principal Risks

This section provides additional information regarding the principal risks described in the Fund Summary. The principal risks below are presented in alphabetical order at the principal heading level to facilitate finding particular risks and comparing them with other funds. Each risk described below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. You should read each risk factor carefully. Each of the factors below could have a negative impact on the Fund’s performance and trading prices.

Active Management Risk: The Fund is actively managed and its performance reflects the investment decisions that the Adviser and the Sub-Adviser makes for the Fund. The Adviser’s and the Sub-Adviser's judgments about the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund do not produce the intended results, the Fund could underperform other funds with similar investment objectives and/or strategies and could adversely affect the Fund’s net asset value, trading price and overall performance of the Shares.

Allowlist Removal Risk: Superstate, as the Fund’s Digital Transfer Agent, maintains the Superstate Allowlist of approved blockchain wallet addresses through which Tokenized Shares may be held and transferred. Superstate may suspend or remove a wallet from the Superstate Allowlist in accordance with applicable law, the Digital Transfer Agency Agreement and its written procedures, including if applicable eligibility or compliance requirements are no longer satisfied. A holder whose wallet is removed from the Superstate Allowlist may be unable to transfer Tokenized Shares through the affected wallet and may need to establish another approved wallet or change the recordkeeping format of the Shares to DTCC Shares, subject to applicable legal restrictions and procedures. Such a conversion may take multiple business days after all required instructions and documentation are received in good order, but may take longer as a result of operational, blockchain-network, smart-contract, DTC, Superstate Allowlist or intermediary delays, during which time the investor would be unable to sell their Shares and market prices could move adversely. An investor may have limited or no recourse against the Fund or Superstate in connection with an allowlist removal, which could occur at a disadvantageous time. Removal from the Superstate Allowlist restricts the transferability of the affected Tokenized Shares but does not, by itself, cancel or transfer the underlying Shares or extinguish the holder’s ownership of them. Removal from the Superstate Allowlist also does not, by itself, authorize a forced transfer of the holder's Shares.

Asset Class Risk: The securities and other assets in the Fund’s portfolio may underperform in comparison to other securities. Various types of securities, currencies and indexes may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.

Assignment Risk: The OCC may randomly assign an exercise notice to a clearing member, who must then assign, randomly or on a first-in-first-out basis, the obligation to a customer who has written that option contract. The Fund may be assigned an exercise notice on an option it has written before the option’s expiration. If the Fund is assigned, the Fund would be required to settle the written option position and pay the buyer the difference between the option price on the exercise date and the option price when the option was written by the Fund. Assignment may occur at a time when it is disadvantageous for the Fund to settle. This could adversely affect the Fund’s performance and its ability to track the performance of the referenced Ethereum ETPs.

Blockchain Technology Risk: Blockchain technology is relatively new and many of its uses may be untested, and there can be no assurance that it will achieve widespread adoption or that competing platforms or technologies will not be favored by users or investors. The adoption and use of blockchain technology may be impaired by existing or future laws or regulations that are difficult to predict, and because blockchain functionality relies on the Internet, significant disruptions in connectivity could impede blockchain operations. Certain features of blockchain technology may increase the risk of fraud or cyberattacks, and transactions depend on cryptographic keys, the theft, loss or destruction of which could adversely affect ownership claims over digital assets. Digital assets represented on blockchains may lack viable or liquid trading markets and may be subject to increased volatility, fraud or manipulation, and changes to network protocols or software, including upgrades or “forks,” as well as defects or vulnerabilities in third-party or open-source technologies, could adversely affect the operation or value of blockchain networks and related assets. The cryptography underlying blockchain technology could prove to be flawed or ineffective, or developments in mathematics and/or technology, including advances in digital computing, algebraic geometry and quantum computing, could result in such cryptography becoming ineffective. Quantum computing technology is an emerging phenomenon which, because it is still developing, makes it difficult to predict its ultimate effect on blockchain technology, the value of digital assets and digital asset-related investments. However, if quantum computing technology is able to advance and significantly increase its capacity relative to the capacity of today’s leading quantum computers, it could potentially undermine the viability of many of the cryptographic algorithms used across the world’s information technology infrastructure, including the cryptographic algorithms used for digital assets. If quantum computing is able to advance in that way, there is a risk that quantum computing could materially reduce the security assumptions underlying certain blockchain protocols and result in the cryptography underlying blockchain technology becoming ineffective. If such developments were realized, they could compromise the security of a blockchain network or permit a malicious actor to compromise wallets or other accounts holding digital assets, which could result in losses. Any of these risks could negatively affect the value of digital assets and investment vehicles that hold or track them, including the Fund.

20	Grayscale Ethereum Covered Call ETF

Competing platforms, technologies and patents. The development and acceptance of competing platforms or technologies may cause consumers or investors to use an alternative to blockchains. Further, if one or more other persons, companies or organizations has or obtains a valid patent covering technology critical to the operation of a blockchain, there can be no guarantee that such an entity would be willing to license such technology at acceptable prices or at all, which could have a material adverse effect on the blockchain.

Cybersecurity incidents. Cybersecurity incidents may compromise an issuer, its operations, or its business. Cybersecurity incidents may also specifically target a user’s transaction history, digital assets, or identity, thereby leading to privacy concerns. In addition, certain features of blockchain technology, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response. Additionally, blockchain functionality relies on the Internet. A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of blockchain technologies.

Forks. Blockchain software is generally open-source. Any user can download the software, modify it and then propose that the network adopt the modification. When a modification is introduced and a substantial majority of users consent to the modification, the change is implemented and the blockchain network remains uninterrupted. However, if less than a substantial majority of users consent to the proposed modification, and the blockchain consensus mechanism, such as that used by Ethereum, allows for the modification to nonetheless be implemented by some users and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a “fork” (i.e., “split”) of the blockchain network (and the blockchain), with one version running the pre-modified software and the other running the modified software. The effect of such a fork would be the existence of two (or more) versions of the blockchain network running in parallel, but with each version’s native asset lacking interchangeability. Additionally, a fork could be introduced by an unintentional, unanticipated software flaw in the multiple versions of otherwise compatible software users run. If a fork occurs, the original blockchain and the forked blockchain could potentially compete with each other for users and other participants, leading to a loss of these for the original blockchain. A fork may also affect the Fund’s ability to maintain records of Tokenized Shares on the affected blockchain.

Lack of liquid markets, and possible manipulation of blockchain-based assets. Digital assets that are represented on a blockchain and trade on a digital asset exchange may not necessarily benefit from viable trading markets. Stock exchanges have listing requirements and vet issuers, and perhaps users. These conditions may not necessarily be replicated on a digital asset exchange, depending on the platform’s controls and other policies. The more lenient a digital asset exchange is about vetting issuers of digital assets or users that transact on the platform, the higher the potential risk for fraud or the manipulation of digital assets. These factors may decrease liquidity or volume, or increase volatility of digital assets or other assets trading on a digital asset exchange.

Lack of regulation. Digital assets and their associated platforms are largely unregulated, and the regulatory environment is rapidly evolving. Because blockchain technology works by having every transaction build on every other transaction, participants can self-police any corruption, which can mitigate the need to depend on the current level of legal or government safeguards to monitor and control the flow of business transactions. As a result, companies engaged in such blockchain activities may be exposed to adverse regulatory action, fraudulent activity, or even failure. There can be no guarantee that future regulation of blockchain technology or digital assets will not have a negative impact on the value of such technologies and of the investment vehicles to which the Fund has indirect exposure.

Network amendment. Significant contributors to all or any digital asset network could propose amendments to the respective network’s protocols and software that, if accepted and authorized by such network, could adversely affect a blockchain network. For example, with respect to the Ethereum network, a small group of individuals contribute to the Ethereum network’s source code. Those individuals can propose refinements or improvements to the Ethereum network’s source code through one or more software upgrades that alter the protocols and software that govern the Ethereum network and the properties of Ether, including the irreversibility of transactions and limitations on the issuance of new Ether. To the extent that a significant majority of the users and validators on the Ethereum network install such software upgrade(s), the Ethereum network would be subject to new protocols and software that may adversely affect the network.

21	Grayscale Ethereum Covered Call ETF

Theft, loss or destruction. Transacting on a blockchain depends in part specifically on the use of cryptographic keys that are required to access a user’s account (or “wallet”). The theft, loss, or destruction of these keys could adversely affect a user’s ownership claims over an asset or a company’s business or operations if it was dependent on the blockchain.

Third party product defects or vulnerabilities. Where blockchain systems are built using third party products, those products may contain technical defects or vulnerabilities beyond a company’s control. Open-source technologies that are used to build a blockchain application, may also introduce defects and vulnerabilities.

In addition, there are risks associated with the Fund’s issuance, redemption, transfer, and recordkeeping of Tokenized Shares on the Ethereum blockchain, and these risks may not fully emerge until the technology becomes more widely used. Blockchain systems are public and permissionless, and could be vulnerable to fraud, particularly if a significant minority of network participants collude to defraud the rest. Access to the Ethereum blockchain requires a private key, which, if compromised, could result in loss due to theft, destruction, or inaccessibility. Because the Digital Transfer Agent maintains the Tokenized Shareholder- and wallet-level component of the Fund’s master securityholder file, including linked off-chain identity records, the Digital Transfer Agent may be able to remediate certain unauthorized transfers, or certain losses of wallet access, by burning the affected tokens and reissuing the corresponding Tokenized Shares to the verified rightful owner, subject to applicable procedures and verification requirements. Recovery is not guaranteed in all circumstances, and the process may take time, during which the affected holder may be unable to transfer or sell the affected Tokenized Shares. Blockchain networks can experience delays in transaction processing and settlement, particularly during periods of high network congestion or increased transaction volume. Such delays could affect the timing of recording transactions or processing redemptions and transfers of Shares of the Fund recorded as Tokenized Shares. During periods of congestion, the time required for transaction validation may increase, which could lead to delayed recording of transactions on the blockchain or off-chain recordkeeping systems. In extreme cases, prolonged delays could disrupt the Fund’s ability to process transactions efficiently or cause discrepancies between the blockchain record and the official book-entry record for Tokenized Shares maintained by the Digital Transfer Agent. Furthermore, blockchain networks typically impose transaction fees in the form of the network’s native digital asset (e.g., ether on the Ethereum blockchain). These fees can be unpredictable and may vary significantly depending on network conditions and levels of congestion. Gas fees incurred for minting Tokenized Shares, updating the Superstate Allowlist and performing administrative functions are borne by the Adviser under the Investment Advisory Agreement. Sudden or sustained increases in gas fees could make continued operation of the Tokenized Share structure uneconomic for the Adviser and contribute to a decision to suspend or discontinue Tokenized Shares. Gas fees incurred in connection with peer-to-peer transfers of Tokenized Shares are borne by the parties to the transfer. Lastly, there may be undiscovered technical flaws in the Digital Transfer Agent’s blockchain-integrated recordkeeping system or the underlying blockchain technology, including in the process by which transactions are recorded to a blockchain, recorded off-chain, and/or integrated with other recordkeeping systems. Such flaws could negatively impact the execution or recordkeeping of transactions in Tokenized Shares. In addition, the smart contracts and related controls used in connection with Tokenized Shares may be upgradeable and may permit the Digital Transfer Agent or its affiliates to add or remove allowlisted wallets, mint, burn, freeze, restrict, or take corrective administrative action with respect to Tokenized Shares in accordance with applicable law and the Fund’s and the Digital Transfer Agent’s policies and procedures.

Cash Transactions Risk: The Fund may effect a significant portion of its creations and redemptions for cash, rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind. ETFs generally are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the fund level. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a portfolio security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. The Fund intends to distribute these gains to shareholders, and as a result, shareholders holding Shares in a taxable account may be subject to tax on such distributions. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also increase brokerage and other transaction costs, which may decrease the Fund’s NAV to the extent not offset by a transaction fee payable by an AP, and may cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Covered Call Option Writing Risk: By writing covered call options in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of the underlying instrument above the exercise prices of such options, but will continue to bear the risk of declines in the value of the underlying instrument. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying reference asset of the options over time. As a result, the risks associated with writing covered call options may be similar to the risks associated with writing put options. Exchanges may suspend the trading of options in volatile markets. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to do so.

22	Grayscale Ethereum Covered Call ETF

Cybersecurity Risk: Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to the Fund’s assets, the Fund’s data or shareholder information (including non-public personal information), or proprietary information, or may cause the Fund, the Adviser, the Sub-Adviser, Authorized Participants, market makers, the Exchange, or any of their respective service providers (including, but not limited to, accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption, loss of operational functionality, or otherwise disrupt the Fund’s operations, including the ability of shareholders to purchase or redeem Shares or receive distributions. With respect to Tokenized Shares, cybersecurity risk also extends to a wallet provider, the Ethereum blockchain network, smart contracts and other components of the Digital Transfer Agent’s blockchain-integrated recordkeeping system. Compromise, loss or unavailability of a wallet provider, private key, signing credentials, device or the Ethereum blockchain network could delay or prevent access to or transfer of Tokenized Shares. For instance, if there are data security breaches of the Digital Transfer Agent’s systems resulting in theft of the information necessary to link a Fund investor’s personal identity with such investor’s record of Shares on the Ethereum blockchain network, the stolen information could be used to determine a shareholder’s identity and complete investing history in the Fund as recorded on the Ethereum blockchain network. The Adviser and Sub-Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third-party service providers may have limited indemnification obligations to the Fund, the Adviser or the Sub-Adviser. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in an effort to prevent or mitigate future cybersecurity incidents.

Because cybersecurity threats are continually evolving, new methods of conducting cyber-attacks are regularly developed, and the Fund and its service providers may not be able to anticipate or detect all such threats, which may limit the Fund’s ability to prevent or respond to cybersecurity incidents. Like other funds and business enterprises, the Fund, the Adviser, the Sub-Adviser, and their service providers are subject to the risk of cyber incidents occurring from time to time.

Debt Securities Risk: Investments in debt securities, such as bonds, subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock. Changes in interest rates may have unpredictable effects on markets, may result in market volatility and could negatively impact the Fund’s performance and the value of your Shares.

Derivative Risk: The Fund will invest in options, which are a type of derivative instrument. There can be no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and, for some options, no such secondary market may exist. The possible absence of a liquid secondary market for options and/or possible exchange-imposed price fluctuation limits, may make it difficult or impossible to close out a position when desired. Options are subject to the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position. The value of an option position will reflect, among other things, the current market value of the underlying instrument, the time remaining until expiration, the relationship of the strike price to the market price of the underlying instrument, the historical price volatility of the underlying instrument and general market conditions. Options can be more sensitive to sudden fluctuations in market prices than conventional securities, which can result in greater losses for the Fund.

Derivatives risk is the risk that loss may result from the Fund’s investments in options, futures and swap contracts, which may be leveraged and are types of derivatives. Investments in leveraged instruments may result in losses exceeding the amounts invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The U.S. federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund.

23	Grayscale Ethereum Covered Call ETF

Derivative instruments may be leveraged, which may result in losses exceeding the amounts invested. Risks of these instruments include:

o	That prices of the instruments and the prices of underlying securities, interest rates or currencies they are designed to reflect do not move together as expected;

o	The possible absence of a liquid secondary market for any particular instrument and, for exchange traded instruments, possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

o	That adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited);

o	Particularly in the case of privately-negotiated instruments, that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position;

o	The inability to close out certain hedged positions to avoid adverse tax consequences, and the fact that some of these instruments may have uncertain tax implications for the Fund; and

o	The high levels of volatility some of these instruments may exhibit, in some cases due to the high levels of leverage an investor may achieve with them.

Digital Assets Risk: Digital assets, such as Ether, are assets designed to act as a medium of exchange, though some arguably have not achieved that purpose, and digital assets represent an emerging asset class. There are thousands of digital assets, with Bitcoin being one of the most well known. Digital assets generally operate without a central authority (such as a bank) and are not backed by any government. Digital assets are not legal tender. Federal, state and/or foreign governments may restrict the use and exchange of digital assets, and regulation in the United States is still developing. The market price of Ether and other digital assets has been subject to extreme fluctuations. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supranational or quasi-national organization), digital assets are susceptible to theft, loss, and destruction. Digital asset trading platforms and other trading venues on which digital assets trade are relatively new and, in most cases, largely unregulated and may therefore be more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other fiat currencies. Digital asset trading platforms may stop operating or permanently shut down due to fraud, technical glitches, hackers, or malware, which may also affect volatility.

Digital Asset ETP Investment Risk: The Fund is subject to the same risks as those associated with the direct ownership of the investments held or represented by the ETPs to which it has exposure. Digital asset ETPs are not registered under the 1940 Act, and investors do not have the protections of the 1940 Act. Sponsors of digital asset ETPs may not be registered as investment advisers with the SEC and may not be subject to the same regulatory oversight as registered investment advisers. In addition, digital asset ETPs may not be classified as commodity pools under the Commodity Exchange Act, and their sponsors may not be subject to regulation by the Commodity Futures Trading Commission as commodity pool operators or commodity trading advisors.

The price of digital asset ETP shares may not correspond directly to the price of the underlying digital asset and may be highly volatile. The Fund will be indirectly exposed to the risks of the underlying digital assets and their networks, including price volatility, technological developments, market structure risks and regulatory uncertainty. Digital asset ETPs may also trade at a premium or discount to the value of the underlying digital assets.

Of the digital asset ETPs, ETHE and ETH are sponsored by an affiliate of the Fund’s Adviser that receives fees in connection with such ETPs, which may create a conflict of interest for the Adviser.

Digital Asset Markets Risk: The digital asset markets have experienced periods of extreme volatility, disruption and reduced liquidity. Factors that may contribute to instability in digital asset markets include, but are not limited to:

•	the availability and cost of funding and capital for digital asset market participants;

•	liquidity constraints or credit risk affecting digital asset trading platforms, custodians or other market intermediaries;

•	service interruptions, cyber incidents or operational failures affecting digital asset trading platforms or the underlying blockchain networks;

•	fraud, poor risk management or insolvency of entities operating in the digital asset ecosystem;

•	decreased confidence in digital assets or participants in the digital asset ecosystem; and

•	increased competition from other digital assets or blockchain networks.

24	Grayscale Ethereum Covered Call ETF

Digital asset prices have fluctuated widely in recent years, contributing to financial distress, insolvencies and failures among certain digital asset trading platforms, hedge funds and lending platforms. These developments have resulted in decreased market liquidity, significant negative publicity surrounding digital assets and increased regulatory and enforcement scrutiny of digital asset markets by U.S. federal and state regulators and foreign governmental authorities.

Negative publicity, regulatory developments or loss of investor confidence relating to digital assets or participants in the digital asset ecosystem may adversely affect the reputation of the Fund and/or the Adviser and may result in increased selling pressure on the Shares or reduced demand for the Shares. Continued instability in digital asset markets, including sustained declines in the prices or liquidity of digital assets such as Ether, could have a material adverse effect on the value of the Shares. In extreme circumstances, the Shares could lose all or substantially all of their value.

Digital Asset Tax Risk: The U.S. federal income tax treatment of digital assets and instruments providing exposure to digital assets, such as Bitcoin ETP Options, remains uncertain. To qualify for the favorable tax treatment generally available to a RIC, the Fund must, among other requirements described in the SAI, derive at least 90% of its gross income for each taxable year from certain qualifying sources (the “Qualifying Income Requirement”).

The Fund intends to treat income and gains from the Bitcoin ETP Options as qualifying income for purposes of the Qualifying Income Requirement. However, there can be no assurance that the IRS will not successfully assert that such income does not constitute qualifying income. Future legislation, Treasury Regulations, IRS guidance, or other authority (including guidance that may be applied retroactively) could also adversely affect the treatment of such income as qualifying income. If the IRS were to successfully assert that income and gains from the Bitcoin ETP Options do not constitute qualifying income, or if the Fund were otherwise to fail to satisfy the Qualifying Income Requirement or any other requirement for qualification as a RIC, and the relief provisions of Subchapter M of the Code were not available, the Fund would fail to qualify as a RIC. In that event, the Fund would be taxed in the same manner as an ordinary corporation on its taxable income and gains, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible for the dividends received deduction in the case of corporate shareholders, and individuals generally would be able to treat such distributions as “qualified dividend income” eligible for reduced rates of taxation, in each case subject to certain limitations. In order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions. The Fund may also be required to modify its investment strategy or restructure its portfolio at potentially disadvantageous times in order to comply with applicable RIC qualification requirements, which may adversely affect the Fund’s performance.

Digital Transfer Agent Risk: The Fund depends on the Digital Transfer Agent to record, transfer and reconcile Tokenized Shares. The Digital Transfer Agent is a relatively new market participant whose business model depends on the continued viability of tokenized securities and on its ability to maintain its registration as a transfer agent under Section 17A of the Exchange Act. If the Digital Transfer Agent were to suffer a cybersecurity incident, become insolvent, have its transfer-agent registration revoked or suspended, fail to maintain or upgrade the smart-contract code that operates the Tokenized Shares, lose key personnel, terminate its agreement with the Trust, or otherwise fail to perform, the Fund would be required to engage a replacement service provider, suspend issuance of Tokenized Shares, or convert outstanding Tokenized Shares to DTCC Shares. A replacement digital transfer agent may not be available on acceptable terms or at all, and any transition could be disruptive, time-consuming and costly. Unlike SIPC-member broker-dealers, the Digital Transfer Agent is not a member of the Securities Investor Protection Corporation, and shareholders holding Tokenized Shares directly on the books of the Digital Transfer Agent or in a self-hosted wallet do not have the benefit of SIPC protection. The smart contracts used for Tokenized Shares are designed, deployed and maintained by the Digital Transfer Agent or its service providers with oversight by the Digital Transfer Agent, and the Digital Transfer Agent maintains the related administrative controls and keys under its applicable access-control arrangements. Upon termination of the Digital Transfer Agency Agreement, the Digital Transfer Agent is required to preserve and transfer the books, records, transaction history and operational information relating to Tokenized Shares to the Trust or a successor service provider and to implement an orderly transition in accordance with the applicable agreement and procedures. These arrangements are intended to mitigate, but do not eliminate, the risk of disruption upon a change of digital transfer agent.

25	Grayscale Ethereum Covered Call ETF

ETF Risks: The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

APs, Market Makers and Liquidity Providers Concentration. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable or unwilling to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and the spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Liquidity. Although Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange when a decline in the S&P 500® Index during a single day reaches certain thresholds (e.g., 7%, 13%, and 20%). Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could result in differences between the market price of the Shares and the underlying value of those Shares.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will generally approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Ether Investment Risk: The Fund’s investment in Ethereum ETP Options carries significant risks. Ether is a digital asset that is created and transmitted through the operations of the peer-to-peer Ethereum network, a decentralized network of computers that operates on cryptographic protocols, and represents a new and rapidly evolving industry. The market for Ether has experienced extreme volatility and uncertainty, and the value of Ether has been subject to significant fluctuations.

The further development of the Ethereum network and the acceptance and use of Ether are subject to a variety of factors that are difficult to evaluate. Ether is not legal tender and generally operates without central authority (such as a bank) and is not backed by any government. Regulatory changes or actions by U.S. federal, state or foreign governmental authorities may restrict the use of Ether, staking activity or the operation of the Ethereum network or digital asset markets, which could adversely affect the value of Ether. The slowing, stopping or reversing of the development of the Ethereum network or the acceptance of Ether may adversely affect the price of Ether.

Digital asset trading platforms on which Ether trades are relatively new and, in many cases, are not subject to the same regulatory oversight as traditional securities or commodities exchanges and may experience fraud, market manipulation, business failures, security breaches or operational problems. A significant portion of Ether may be held by a small number of holders, and large sales or distributions by such holders could adversely affect the market price of Ether. If a malicious actor or group were to obtain significant control over the Ethereum network, including through control of a substantial portion of staked Ether, it could disrupt transaction validation, manipulate transactions or otherwise impair the normal operation of the Ethereum network. Over the past several years, a number of Ether trading venues have been closed due to fraud, failure or security breaches. Investors in Ether may have little or no recourse should such events occur and could suffer significant losses.

26	Grayscale Ethereum Covered Call ETF

In addition, a determination that Ether or related activities constitute securities under U.S. federal securities laws or similar laws in other jurisdictions could adversely affect the ability of market participants to transact in Ether or Ether-based products and could result in increased volatility, reduced liquidity or trading halts.

Because the Ethereum network is open source, it may be subject to modifications, including “forks,” which could result in multiple competing digital assets. Hard forks of the Ethereum network could impact demand for Ether or other digital assets and could adversely impact the Fund. Airdrops or similar events may also result in dilution, increased volatility or declines in the value of Ether.

The market price of Ether has been subject to extreme fluctuations. If Ether markets continue to be subject to sharp fluctuations, the Fund’s shareholders may experience losses. The failure or closure of digital asset trading platforms due to fraud, security breaches or regulatory action may reduce confidence in Ether and result in greater volatility in its price.

The Ethereum network relies on validators to confirm transactions through a proof-of-stake mechanism. If validator incentives are insufficient or participation declines, transaction processing could be delayed and the network could become more vulnerable to attack or disruption, which could adversely affect the price and liquidity of Ether.

The realization of any of these risks could have a material adverse effect on the value of Ether and the Fund’s indirect investment in Ethereum ETP Options, and may adversely affect the Fund’s net asset value and the market price of its Shares, and you could lose all or a substantial portion of your investment.

Ethereum ETP Options Risk: The market for Ethereum ETP Options may be less developed, and potentially less liquid and more volatile, than more established options markets. While the Ethereum ETP Options market has grown since the commencement of trading, there can be no assurance that this growth will continue. The price of options contracts on Ethereum ETP Options is based on a number of factors, including the supply of and the demand Ethereum ETP Options.

Market conditions and expectations, regulatory limitations or limitations imposed by the listing exchanges (e.g., margin requirements, position limits, and accountability levels), collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for Ethereum ETP Options.

Market conditions and expectations, margin requirements, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors may also limit the Fund’s ability to achieve its desired exposure to Ethereum ETP Options. If the Fund is unable to achieve such exposure it may not be able to meet its investment objective and the Fund’s returns may be different or lower than expected. Additionally, collateral requirements may require the Fund to liquidate its positions, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like Ethereum ETP Options may be considered aggressive and may expose the Fund to significant risks. These risks include counterparty risk and liquidity risk.

Price differences between Ether and Ethereum ETP Options will expose the Fund to risks different from, and possibly greater than, the risks associated with investing directly in Ether, including larger losses or smaller gains. Although performance of Ethereum ETP Options, in general, has historically been highly correlated to the performance of Ether, there can be no guarantee this will continue. Transaction costs (including the costs associated with the purchase and sale of options contracts), position limits, the availability of counterparties and other factors may impact the cost of Ethereum ETP Options and decrease the correlation between the performance of Ethereum ETP Options and Ether, over short or even long-term periods. In the event that there are persistent disconnects between Ether and Ethereum ETP Options, the Fund may not be able to obtain the desired exposure and may not be able to achieve its investment objective.

FLEX Options Risk: Trading FLEX Options involves risks different from, or possibly greater than, the risks associated with investing directly in securities. FLEX Options are issued and guaranteed for settlement by the OCC. In the event that the Fund were to utilize FLEX Options, the Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. The Fund may experience losses from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and, therefore, the value of your investment in the Fund. Trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities. Less liquidity in the trading of the Fund’s FLEX Options could have an impact on the prices paid or received by the Fund for the FLEX Options in connection with creations and redemptions of the Fund’s shares. Depending on the nature of this impact to pricing, the Fund may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection could reduce the Fund’s ability to achieve its investment objective.

27	Grayscale Ethereum Covered Call ETF

Illiquid Investment Risk: Liquidity risk is the risk that an investment cannot be sold or disposed of at an advantageous time or price. Investments may be or become illiquid due to, among other things, reduced trading activity, lack of market participants, market disruptions, capital controls or other restrictions. Investments in derivatives, non-U.S. securities, restricted securities, and securities with substantial market, credit or counterparty risk may be particularly subject to liquidity risk.

Liquid investments may become illiquid after purchase, particularly during periods of market stress or volatility. Illiquid investments may be more difficult to value and the Fund may not be able to transact at advantageous times or prices. If the Fund is required to sell investments under unfavorable conditions to meet redemption requests or other cash needs, it may incur losses. In such circumstances, the Fund may be required to sell more liquid assets first, which could result in the Fund’s remaining portfolio becoming less liquid, more volatile and more difficult to value.

Liquidity risk may be exacerbated when other market participants are seeking to sell similar investments at the same time, which may contribute to downward pricing pressure. In addition, trading halts or other market disruptions may limit the Fund’s ability to trade securities or rebalance its portfolio and may disrupt the Fund’s creation and redemption process.

During periods of market volatility, the liquidity of the Fund’s Shares may be affected by the liquidity of the Fund’s underlying holdings, which may cause the Shares to trade at a premium or discount to net asset value and may increase the risk of substantial trading losses.

Inflation Risk: Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. This risk is more prevalent with respect to fixed income securities held by the Fund.

Interest Rate Risk: Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Issuer Risk: The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Any issuer of these securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures, credit deterioration of the issuer or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline. An issuer may also be subject to risks associated with the countries, states and regions in which the issuer resides, invests, sells products, or otherwise conducts operations.

Large Shareholder and Large-Scale Redemption Risk: Certain shareholders, including an AP, a third-party investor, the Adviser or an affiliate of the Adviser, a market maker or another entity, may from time to time own or control a substantial amount of the Fund’s Shares or may invest in the Fund for a limited period of time, including to facilitate commencement of operations or allow the Fund to achieve size or scale. These risks may be heightened with respect to Tokenized Shares, given that participating broker-dealers, market makers, APs, and liquidity providers facilitating purchases and sales of Tokenized Shares may be a smaller subset of intermediaries than those participating in the broader market for DTCC Shares. In addition, no broker-dealer, platform or other secondary trading venue for Tokenized Shares exists as of the date of this Prospectus, and the only established means of accessing secondary market liquidity for Tokenized Shares is conversion to DTCC Shares. These shareholders may also employ quantitative or model-driven investment strategies that may result in large inflows or outflows of Fund assets, and there can be no assurance that any such shareholder will not redeem its investment or that the size of the Fund will be maintained.

28	Grayscale Ethereum Covered Call ETF

Redemptions by large shareholders could have a significant negative impact on the Fund, including requiring the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively affect the Fund’s net asset value and market price, increase brokerage costs and result in the Shares trading at a discount to net asset value. The Fund may also sell more liquid investments to meet redemptions, leaving a less liquid and more volatile portfolio. If a large shareholder redeems all or a substantial portion of its Shares, the Fund may be unable to maintain sufficient assets to continue operations and may be liquidated. Large redemptions may also increase the Fund’s expenses, accelerate the realization of taxable income or capital gains and cause the Fund to hold cash or cash equivalents, which may dilute investment returns. In addition, inclusion in or removal from adviser asset allocation models may result in significant purchases or sales of Shares over short periods of time, increased volatility and adverse tax consequences.

Certain large shareholders may also be subject to regulatory or other constraints that could require or cause them to redeem at times when they otherwise would not do so. In addition, inclusion in or removal from adviser asset allocation models, as well as model rebalances, may result in significant purchases or sales of Shares over short periods of time, increased volatility and adverse tax consequences, which may negatively affect the Fund’s performance and its ability to achieve its investment objective.

Leverage Risk: Certain transactions may give rise to economic leverage, including derivatives and other instruments that provide exposure in excess of the Fund’s initial investment. The use of leverage may expose the Fund to greater risk and increase its costs, and may magnify gains and losses such that relatively small changes in the value of the Fund’s investments may result in significant losses. Leverage may also increase the volatility of the Fund’s returns.

The Fund is subject to the 1940 Act and the rules thereunder, including Rule 18f-4, which regulates the use of derivatives and leverage. The use of leverage may require the Fund to liquidate portfolio positions at times when it would not otherwise be advantageous to do so in order to satisfy its obligations or comply with applicable regulatory requirements. These requirements may limit the Fund’s ability to use derivatives and may increase the costs associated with such transactions.

Market and Volatility Risk: The Fund’s holdings are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflict, acts of terrorism, economic crisis or other events could result in increased premiums or discounts to the Fund’s NAV.

The prices of digital assets, including Ether, have historically been highly volatile. The value of the Fund’s investments related to digital assets, including Ether, and therefore the value of an investment in the Fund, could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Market Trading and Liquidity Risk: Although Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading when market declines reach specified thresholds. Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden and significant swings in the market price of Shares.

There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. This may result in wider bid/ask spreads and cause Shares to trade at a premium or discount to the Fund’s net asset value (“NAV”).

Any market for Tokenized Shares outside the Exchange may be limited or nonexistent. The Fund and its service providers do not sponsor, operate or maintain a public trading market for peer-to-peer transfers of Tokenized Shares. If a holder cannot sell or otherwise transfer Tokenized Shares on acceptable terms, the holder may need to convert them to DTCC Shares to access exchange trading. Conversion is subject to applicable procedures and may take multiple business days or be delayed by operational, blockchain-network, smart-contract, allowlist, intermediary or reconciliation issues, during which the holder may be unable to sell Shares and market prices may move adversely.

29	Grayscale Ethereum Covered Call ETF

Disruptions in the creation and redemption process, including reduced participation by authorized participants or market makers, may result in Shares trading at prices that differ significantly from NAV. In addition, if trading in underlying securities or financial instruments is restricted or halted, the Fund’s ability to rebalance its portfolio or accurately price its investments may be impaired, which could affect the price at which Shares trade in the secondary market and may result in substantial trading losses.

Money Market Fund Risk: The value of money market instruments may be affected by market conditions, changing interest rates and changes in the credit ratings of the investments. If market conditions improve while the Fund has invested some or all of its assets in money market instruments, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Fund’s opportunity to achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund.

Multi-Class Treatment Risk: Sections 18(f)(1) and 18(i) of the 1940 Act generally limit the ability of an open-end investment company to issue more than one class of voting securities. The Fund treats DTCC Shares and Tokenized Shares as a single class of Shares because they have identical economic and voting rights, and because the difference between the two formats is solely the manner in which ownership is recorded. If the SEC, its staff, or a court were to disagree with the Fund’s position, the Fund could be required to (i) adopt a multi-class plan under Rule 18f-3 and obtain associated exemptive relief, (ii) restructure its share classes, (iii) seek shareholder approval of charter amendments, (iv) cease issuing Tokenized Shares, or (v) take other remedial action. Any such remedial action could be disruptive, time-consuming and costly, and could result in material losses or restrictions for shareholders. In addition, the Fund could face enforcement risk or private litigation alleging that the issuance of Tokenized Shares violated Sections 18(f)(1) and 18(i), in which case the Fund and its service providers could incur material legal expense and reputational harm. Although the Fund intends initially to record Tokenized Shares only on the Ethereum blockchain, the staff's position is evolving and could be applied more broadly.

New Fund Risk: The Fund is a recently organized investment company with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain a viable size. Accordingly, investors in the Fund bear the risk that the Fund may not be successful, which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable to shareholders. Such a liquidation could have negative tax consequences for shareholders.

Non-Diversification Risk: The Fund is considered to be non-diversified under the 1940 Act, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance. However, the Fund intends to satisfy the diversification requirements for qualifying as a RIC under Subchapter M of the Code.

Operational and Technology Risk: The Fund and the entities with which it interacts directly or indirectly are subject to operational and technology risks, including risks arising from human error, processing or communication errors, systems failures, cybersecurity incidents, and the use of emerging technologies, including AI. With respect to Tokenized Shares, operational and technology risk also extends to the Digital Transfer Agent, wallet providers, blockchain networks, smart contracts and other components of the Digital Transfer Agent’s blockchain-integrated recordkeeping system. The Fund, the Digital Transfer Agent and other third-party service providers may experience disruptions that arise from human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund or shareholders. To the extent that the Fund and its service providers seek to mitigate these operational risks through their internal controls and operational risk management processes, these measures, to the extent implemented, may not identify or may be inadequate to address all such risks. These risks may result in financial losses, impair the Fund’s operations, disrupt the Fund’s ability to achieve its investment objective, or otherwise adversely affect the Fund and its shareholders.

The entities that may be subject to such risks include, but are not limited to, the Adviser, the Sub-Adviser, the Fund’s administrator, distributor, custodian, transfer agent, index provider, pricing agents, accountants, financial intermediaries, counterparties, market makers, Authorized Participants, the Exchange on which Shares are listed, and other market participants and service providers. Operational and technology risks may also affect issuers in which the Fund invests, which could cause the value of the Fund’s investments to decline and adversely affect the Fund’s NAV, trading price, or total return.

30	Grayscale Ethereum Covered Call ETF

Cybersecurity incidents may result from deliberate attacks or unintentional events and may include, among other things, unauthorized access to systems, misappropriation of assets or confidential or sensitive information, corruption or destruction of data, or operational disruptions. Geopolitical events or heightened geopolitical tensions may increase the scale, frequency, or sophistication of such attacks. Cybersecurity incidents could result in financial losses; interference with the Fund’s ability to calculate NAV; disruptions to the creation or redemption of Shares; impediments to trading; submission of erroneous trade, creation, or redemption orders; violations of applicable privacy or data protection laws; regulatory investigations, fines, or penalties; reputational damage; or increased legal, compliance, and remediation costs. In addition, cybersecurity incidents could render records of the Fund, including records relating to portfolio holdings, shareholder ownership, or transactions, inaccurate, incomplete, or inaccessible.

Operational and technology risks may also arise from power outages, natural disasters, equipment malfunctions, processing errors, or market events that occur at a pace that overwhelms information and technology systems relied upon by the Fund or its service providers. The increasing use of AI technologies by the Fund’s service providers or by issuers in which the Fund invests may present additional risks, including data quality risks, transparency risks, model risk, and operational risks. AI systems may rely on incomplete, biased, or inaccurate data, and their outputs may be erroneous, misleading, or difficult to interpret. The use of AI technologies may also introduce new vulnerabilities into systems and infrastructure. The regulatory framework governing the development and use of AI technologies is evolving rapidly, and compliance with new or changing requirements may be costly or operationally burdensome.

Although the Fund and its service providers maintain policies, procedures, and controls designed to address operational, information security, and cybersecurity risks, including business continuity and disaster recovery plans, such measures may not be effective in preventing all incidents or mitigating all losses. There are inherent limitations in any risk management system, including the possibility that certain risks have not been identified, may develop over time, or may not be adequately mitigated. The Fund generally does not control the operational or cybersecurity systems of the issuers in which it invests or of third-party service providers whose activities may affect the Fund. As a result, the Fund and its shareholders could be adversely affected by operational or technology failures or cybersecurity incidents beyond the Fund’s control.

Options Risk: The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions and depends on the ability of the Fund’s portfolio managers to forecast market movements correctly. The prices of options are volatile and are influenced by, among other things, changes in the value of the underlying instrument, interest or currency exchange rates and anticipated volatility. The effective use of options also depends on the Fund’s ability to terminate option positions at times deemed desirable, and there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities, and there may at times not be a liquid secondary market for certain options. Positions in options and other contracts may also be required to be liquidated at disadvantageous times or prices to prevent the Fund from exceeding applicable position limits, which could subject the Fund to substantial losses. Investing in options may be considered aggressive and may expose the Fund to significant risks, including counterparty risk and liquidity risk.

Privacy and On-Chain Transparency Risk: Transactions in Tokenized Shares are recorded on the Ethereum blockchain, which is a public, permissionless blockchain. Although personally identifying information regarding shareholders is maintained off-chain by the Digital Transfer Agent, the wallet addresses associated with Tokenized Shares, the number of Tokenized Shares held in each wallet, and the complete transaction history of each wallet are visible to the public through “block explorer” tools and other on-chain analytic services. Third parties may, through chain-analysis techniques, be able to associate one or more wallets with a single beneficial owner, identify patterns of trading, or otherwise infer personally identifying or commercially sensitive information about shareholders. If the Digital Transfer Agent’s off-chain database storing shareholder personally identifying information is compromised by a cybersecurity incident, third parties may be able to link blockchain transaction history with the names, addresses and other identifying information of shareholders, which could have material adverse consequences for affected shareholders. In addition, the public visibility of large or unusual holdings or trading activity could give rise to front-running, market manipulation or other strategic behavior by third parties that could adversely affect the price at which Tokenized Shares trade. The Fund and the Digital Transfer Agent are subject to various U.S. federal and state privacy laws, including Regulation S-P, the California Consumer Privacy Act and other state laws, and non-U.S. privacy laws may also apply. Inconsistencies between privacy obligations and the public nature of blockchain technology could result in regulatory inquiry or enforcement, and could constrain the Fund’s or the Digital Transfer Agent’s use of blockchain technology.

Regulation of Blockchain Technology Risk: Blockchain technology is subject to an evolving and potentially inconsistent regulatory framework in the United States and other jurisdictions. Existing or future laws, regulations, regulatory interpretations, standards or enforcement actions may govern the development, operation or use of distributed ledgers and related infrastructure, including nodes and validators, consensus mechanisms, smart contracts, blockchain-based recordkeeping and settlement systems and persons that develop, operate or provide access to such technology. These requirements may arise under laws relating to privacy and data protection, cybersecurity and operational resilience, financial crime and sanctions, financial-market infrastructure, environmental or energy use, or other areas, and may apply even where a law is not expressly directed at blockchain technology.

31	Grayscale Ethereum Covered Call ETF

Regulatory requirements could affect the manner in which blockchain systems are designed or operated. For example, applicable requirements could require access controls, interruption or other controls for certain smart-contract applications; impose cybersecurity, governance, recordkeeping, auditability or exit requirements on DLT-based infrastructure; subject persons performing particular operational or financial functions to licensing, registration, customer-identification or other compliance obligations; or restrict certain consensus-related activities based on environmental, energy or electric-grid considerations. Because some blockchain networks are decentralized, open-source or operated by participants located in multiple jurisdictions, there may be uncertainty regarding which persons are responsible for compliance or how legal requirements can be implemented without modifying the relevant system or limiting its availability or functionality.

Regulatory approaches may differ materially among jurisdictions and may change rapidly. Conflicting or incompatible requirements could result in geographic restrictions, fragmented implementations, reduced interoperability, changes to network or application architecture, increased compliance and operating costs, or the discontinuation of particular blockchain-based products, services or applications. Any of these developments could impede the development, adoption or utility of blockchain technology and adversely affect companies that develop, provide or rely on blockchain technology and the value of the Fund's investments.

Regulatory Uncertainty Regarding Tokenized Securities Risk: The U.S. regulatory framework governing tokenized securities and blockchain-based recordkeeping is novel, evolving and uncertain. The SEC and its staff have issued statements and granted limited relief in recent periods relating to tokenized securities, including the joint statement of the staff of the SEC’s Divisions of Corporation Finance, Investment Management and Trading and Markets regarding tokenized securities (January 28, 2026), but there are no formal rules or regulations specifically addressing every aspect of the tokenized recordkeeping of registered investment company shares. Although the Fund expects Tokenized Shares to represent the same shares of the Fund as DTCC Shares and to operate in reliance on Rule 6c-11, with Tokenized Shares representing the same exchange-listed Shares in a different recordkeeping format, the use of blockchain-based recordkeeping may raise novel legal, regulatory and operational issues, including under the 1940 Act, the Exchange Act, transfer agent rules, broker-dealer and alternative trading system rules, state securities laws and other requirements. New or changing laws, rules, regulatory interpretations, staff positions or market practices could adversely affect the Fund’s ability to issue, maintain, transfer, convert or support Tokenized Shares, or could require changes to the Tokenized Share structure, service-provider arrangements, trading venues or investor eligibility procedures. If the Fund or its service providers are unable or unwilling to satisfy applicable requirements, or if the Fund determines that continuing to support Tokenized Shares is impracticable or inadvisable, the Fund could suspend the issuance or transfer of Tokenized Shares, require or facilitate conversion of Tokenized Shares to DTCC Shares, or otherwise modify or discontinue the tokenized recordkeeping format, in each case with potentially adverse effects on shareholders.

Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve both counterparty risk and the risk that the value of securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Reverse repurchase agreements involve leverage risk; the Fund may lose money as a result of declines in the values both of the security subject to the reverse repurchase agreement and the instruments in which the Fund invested the proceeds of the reverse repurchase agreement.

Sanctions, OFAC and Anti-Money Laundering Compliance Risk: The Digital Transfer Agent administers anti-money laundering, sanctions screening and other compliance programs in connection with Tokenized Shares, including screening of wallets and on-chain activity against the OFAC Specially Designated Nationals and Blocked Persons List and other sanctions lists. The use of public, permissionless blockchains creates a risk that Tokenized Shares could come into contact with sanctioned addresses notwithstanding these controls. If a sanctions violation were to occur, or if the Digital Transfer Agent’s anti-money laundering program were determined to be inadequate, the Fund, the Digital Transfer Agent and their respective affiliates could be subject to fines, penalties and other enforcement action, including, as applicable, under the Bank Secrecy Act, the International Emergency Economic Powers Act and related statutes and regulations. Correction, freezing or restriction of Tokenized Shares implemented to address sanctions or anti-money laundering concerns could result in material adverse effects on affected shareholders, including loss of access to their Tokenized Shares for an extended period. Investors should be aware that on-chain interactions, including counterparties to peer-to-peer transfers, may be visible to U.S. and non-U.S. regulators, law enforcement authorities and the public, even if shareholder identifying information is maintained off-chain.

Synthetic Ethereum ETPs Investment Risk: The Fund obtains investment exposure to Ether indirectly through derivatives that provide synthetic exposure to ETPs that hold Ether. The price of Ethereum ETP shares may not directly correspond to the price of Ethereum and may be highly volatile. Such investments expose the Fund to the risks associated with Ethereum and the Ethereum network, as well as the risks associated with the structure, operation and pricing of Ethereum ETPs and the derivatives used to obtain such exposure. Differences in pricing, liquidity, transaction costs, derivative valuation and other factors may result in a lack of correlation between the performance of the Fund’s investments and the price of Ethereum, which could adversely affect the Fund’s performance.

32	Grayscale Ethereum Covered Call ETF

Ethereum ETPs are not registered under the 1940 Act, or any state securities laws, and therefore investors in such ETPs do not benefit from the protections and restrictions provided by those laws. In addition, Ethereum ETPs may trade at a premium or discount to their net asset value and may be subjected to limited liquidity, particularly during periods of market stress.

Certain Ethereum ETPs, including the ETHE and the ETH, are sponsored by an affiliate of the Adviser, which receives fees in exchange for providing administrative and marketing services to such ETPs. This may create a conflict of interest for the Adviser in selecting or maintaining exposure to such affiliated ETPs. Although the Fund does not invest directly in ETHE or ETH, the Fund’s investment strategy may result in increased demand for shares of such ETPs, including through the activities of options counterparties, which would increase the fees received by the Adviser or its affiliates.

Tokenized Share Conversion and Operational Risk: Conversions between DTCC Shares and Tokenized Shares may be delayed by, among other things, blockchain network congestion, malfunctions of the Digital Transfer Agent’s systems, operational issues at the Authorized Participant or broker-dealer through which the shareholder transacts, or the Digital Transfer Agent’s compliance procedures. Such delays could prevent a shareholder from accessing secondary market liquidity on the Exchange (in the case of an investor seeking to convert Tokenized Shares to DTCC Shares) or from holding Tokenized Shares in a blockchain wallet (in the case of an investor seeking to convert in the opposite direction) at the time intended. In addition, in the event of any inconsistency between the Digital Transfer Agent's books and the records maintained by the Transfer Agent with respect to the Fund-level total number of Shares outstanding or the number of Shares issued or cancelled, the Transfer Agent's records shall control, and the Digital Transfer Agent may take appropriate corrective action with respect to its records and associated tokens to reflect the Transfer Agent's controlling records. The Fund’s Tokenized Shares may also be subject to freezing, restriction or correction by the Digital Transfer Agent or its smart contracts to address erroneous transfers, compromised wallets, or other compliance, legal or operational events. These actions could have a material adverse effect on the shareholders affected, including by preventing transfers, requiring conversion back to DTCC Shares, or otherwise restricting the use of Tokenized Shares. An eligible transfer of Tokenized Shares updates the Tokenized Shareholder- and wallet-level component of the Fund’s master securityholder file when the transfer reaches finality on the Ethereum blockchain, and the transferee is recognized as the registered holder at that time.

Tokenized Share Recordkeeping and Blockchain Infrastructure Risk: Blockchain technology is a relatively new and untested technology that operates as a distributed ledger. There are risks associated with the Fund’s issuance, redemption, transfer, and recordkeeping of Tokenized Shares on the Ethereum blockchain, and these risks may not fully emerge until the technology becomes more widely used. Blockchain systems are public and permissionless at the infrastructure level and could be vulnerable to fraud, particularly if a significant minority of network participants collude to defraud the rest. Control of a blockchain wallet used to hold or transfer Tokenized Shares depends on the associated private key or other signing credentials, the compromise or loss of which could result in unauthorized transfers, delay or inaccessibility. Regulatory developments affecting blockchain technology could also adversely affect the Fund’s ability to maintain or transfer Tokenized Shares as described under “Regulation of Blockchain Technology Risk.” Blockchain networks can experience delays in transaction processing and settlement, particularly during periods of high network congestion or increased transaction volume. Such delays could affect the timing of recording transactions or processing redemptions and transfers of Shares. During periods of congestion, the time required for transaction validation may increase, which could lead to delayed recording of transactions on the blockchain or off-chain recordkeeping systems. In extreme cases, prolonged delays could disrupt the Fund’s ability to process transactions efficiently or cause discrepancies between the blockchain record and the official book-entry record for Tokenized Shares maintained by Superstate. Furthermore, the Ethereum blockchain typically imposes transaction fees in the form of its native digital asset (ether). These fees can be unpredictable and may vary significantly depending on network conditions and levels of congestion. Gas fees incurred for Tokenized Shares, updating the Superstate Allowlist and performing administrative functions are borne by the Adviser under the investment advisory agreement. Sudden or sustained increases in gas fees could make continued operation of the Tokenized Share structure uneconomic for the Adviser and could contribute to a decision to suspend or discontinue Tokenized Shares. Gas fees incurred in connection with peer-to-peer transfers of Tokenized Shares are borne by the parties to the transfer. There may be undiscovered technical flaws in Superstate’s blockchain-integrated recordkeeping system or the underlying blockchain technology, including in the process by which transactions are recorded to the blockchain, recorded off-chain, and/or integrated with other recordkeeping systems. Such flaws could negatively impact the execution or recordkeeping of transactions in the Fund’s Tokenized Shares. Additionally, technological advancements may lead to new or existing hardware or software tools or mechanisms that could undermine the integrity or functionality of blockchain systems, all of which could adversely impact transactions in Tokenized Shares.

33	Grayscale Ethereum Covered Call ETF

Tokenized Share Settlement Risk: An eligible transfer of Tokenized Shares between wallets on the Superstate Allowlist is recorded in the Tokenized Shareholder- and wallet-level component of the Fund’s master securityholder file when the transfer reaches finality on the Ethereum blockchain, and the transferee is recognized as the registered holder at that time. Possession or control of a token that is not recognized in that component does not confer shareholder rights. Subsequent aggregate feeds and reconciliation are control procedures and do not effect holder-level registration Blockchain transaction processing may be delayed or disrupted by network congestion, outages, forks or other network or technology events. A transfer that is subsequently determined to have been unauthorized, fraudulent or erroneous, remains subject to correction. Any delay, dispute or corrective action involving settlement could adversely affect a holder’s ability to transfer Tokenized Shares or exercise shareholder rights at the time intended. Settlement delay, dispute or correction can result in exposure to adverse market movement.

Tokenized Share Trading Risk: The willingness or ability of broker-dealers and other intermediaries to facilitate liquidity in the market for tokenized equity, including Tokenized Shares, may be limited, no broker-dealer, electronic trading platform or alternative trading system arrangement for Tokenized Shares exists as of the date of this Prospectus, and there can be no assurance as to when or if such liquidity will be achieved. Peer-to-peer transfers of Tokenized Shares do not constitute a public trading market and may occur at prices that differ from the Fund’s NAV or the market price of DTCC Shares on the Exchange. Regulators such as the U.S. Securities and Exchange Commission, the Financial Industry Regulatory Authority, the U.S. Commodity Futures Trading Commission, and state authorities may adopt new rules or guidance that impose burdensome requirements or restrictions on issuers, transfer agents and other market intermediaries or use of blockchain technology systems, including permissioned smart-contract transfer mechanisms, that could make on-chain trading of tokenized equities impractical. Any such developments could also increase compliance costs, restrict the Fund’s ability to issue or maintain Tokenized Shares, make it unlikely that the Fund would seek to expand on-chain trading, or require the Fund to unwind tokenization altogether. As a result, investors may be unwilling to purchase or hold Tokenized Shares, which could lead the Fund to not be viable in the marketplace. Tokenized Shares, like all ETF shares, are subject to applicable U.S. securities laws and regulations. Any person acting as an intermediary or operating a facility for transactions in Tokenized Shares must assess and comply with applicable broker-dealer, exchange, alternative trading system, market-structure, trade-reporting and other securities-law requirements. Other types of platforms, such as request for quote platforms, may find the regulatory and/or compliance requirements to be too burdensome, costly or impractical to facilitate purchases and sales of Tokenized Shares. The availability and performance of any trading platform is outside the control of the Fund and may be subject to technological disruptions, cybersecurity risks, or operational errors. To the extent there is not a broker-dealer or trading platform for Tokenized Shares to be sold, or such broker-dealer or trading platform is facilitating sales at undesirable prices, and an investor desires to sell Tokenized Shares, such investor would need to move their form of ownership from Tokenized Shares to DTCC Shares and thereby access secondary market liquidity on the Exchange. However, the process to convert Tokenized Shares to DTCC Shares could take multiple days and therefore cause a delay in the shareholder selling its Shares. Secondary market prices could materially change during such time, which may be disadvantageous to the Fund shareholder.

In addition, because Tokenized Shares held directly on the records of the Digital Transfer Agent or in a self-hosted or third-party non-broker wallet are not held through a traditional brokerage account, holders of such Tokenized Shares may not have access to margin, lending, or pledging facilities that would otherwise be available to holders of DTCC Shares held through a regulated broker-dealer. The unavailability of such facilities may reduce the utility of the Tokenized Share format for certain shareholders.

U.S. Government Securities Risk: U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity.

Valuation Risk: The price the Fund could receive upon the sale of a portfolio security may differ from the value established for that security by the Fund, particularly for securities that are fair valued, that trade in thin or volatile markets, or that are valued using inputs from pricing services or other third parties. In certain circumstances, including with respect to non-U.S. securities where financial information may be less reliable or market data may be limited or delayed, market quotations may not be readily available and such securities may be fair valued using techniques other than market quotations.

The value established for a security through fair valuation may differ from what would be produced if the security had been valued using market quotations, and securities valued using such techniques may be subject to greater fluctuations in their value from one day to the next. As a result, the value established for a security may differ from the price the Fund could receive upon its sale, and the Fund may incur a loss or realize a lower than expected gain. In addition, there can be no assurance that the Fund could sell a portfolio security for the value established for it at any time.

34	Grayscale Ethereum Covered Call ETF

Valuation may also be affected by the availability and reliability of market data, including for non-U.S. securities, as well as by the use of pricing services or other third-party providers that rely on models, inputs and assumptions that may not reflect actual market transactions. Errors or technological issues affecting such providers may result in inaccurate valuations.

Use of Blockchain for Tokenized Shares

Through the Digital Transfer Agent, the Fund uses blockchain technology in relation to maintaining a record with respect to Tokenized Shares. The following describes what blockchain technology is and how the Fund uses it for the recording of Tokenized Shares.

Superstate Services LLC (the “Digital Transfer Agent”) is a transfer agent registered with the SEC under Section 17A of the Exchange Act and a separately appointed co-transfer agent of the Fund. The Digital Transfer Agent will maintain the Tokenized Shareholder and wallet level records through a blockchain-integrated recordkeeping system as the linked Tokenized Shareholder- and wallet-level component of the Fund’s master securityholder file, administer the Superstate Allowlist, provide the Transfer Agent with the aggregate Tokenized Share position reflected in its book-entry records for control reconciliation with the Transfer Agent’s separate Fund-level records at least daily, administer smart-contract transfer restrictions and correction functions, and perform know-your-customer, anti-money laundering and OFAC screening and other compliance-support functions assigned to it in respect of Tokenized Shares. The Transfer Agent will maintain the Fund’s master securityholder file, including that linked component, and Fund-level record of total Shares outstanding, including the aggregate number of Shares held as DTCC Shares and Tokenized Shares, and will not operate the on-chain or wallet-level records of Tokenized Shares. The Adviser does not control, and is not affiliated with, the Digital Transfer Agent.

Share Recording. As noted above, Shares of the Fund will have the ability to be recorded as Tokenized Shares, digital representations on the Ethereum blockchain, which may permit Shares to be held and, to the extent enabled under the Fund’s and the Digital Transfer Agent’s procedures, transferred through the Digital Transfer Agent’s blockchain-integrated recordkeeping system. A blockchain wallet, prior to use, must be registered by the Digital Transfer Agent in accordance with its allowlist procedures and associated with relevant personally identifiable information. This will provide the Digital Transfer Agent with the ability to maintain the record of ownership in the Fund to the extent Shares are transferred to any registered wallet, such as from one shareholder wallet to another shareholder wallet (or potential shareholder wallet) on the Ethereum blockchain. A permitted transfer of a token representing Tokenized Shares between wallets on the Superstate Allowlist updates the Tokenized Shareholder and wallet-level component of the Fund’s master securityholder file when the transfer reaches finality on the Ethereum blockchain, and the transferee becomes the registered holder at that time, in accordance with the Digital Transfer Agent’s registration procedures and applicable law. For purposes of distributions, voting and other shareholder rights, holder status is determined by that linked holder-level component, as maintained in accordance with applicable transfer-agent procedures, and not merely by possession or control of a wallet or token.

Subsequent aggregate feeds and reconciliation with the Transfer Agent’s separate Fund-level records are control procedures and do not effect holder-level registration. A token issued under the Digital Transfer Agent's recognized smart contract and reflected in its blockchain-integrated recordkeeping system forms a part of the Tokenized Share record associated with the registered holder; possession of a counterfeit or otherwise unrecognized token does not confer shareholder rights. The Tokenized Share records are subject to reconciliation with the Fund-level share-control records maintained by the Transfer Agent as described under "DTCC Shares, Tokenized Shares and Use of Blockchain.” Notwithstanding the foregoing, Tokenized Shares may only be redeemed in Creation Units by Authorized Participants, and holders of Tokenized Shares will not be able to individually redeem Tokenized Shares (the inability to individually redeem also applies to DTCC Shares).

The Digital Transfer Agent will reconcile its book-entry records for Tokenized Shares with blockchain transactions on an event-driven basis as creations, redemptions, conversions and transfers occur, and will provide the Transfer Agent with the aggregate Tokenized Share position for formal reconciliation at least daily. The Digital Transfer Agent will investigate and resolve holder-level and transaction-level differences within its Tokenized Share records, and the Transfer Agent and the Digital Transfer Agent will investigate and resolve differences in the aggregate Tokenized Share position and total Shares outstanding in accordance with the Fund’s applicable procedures. Reconciliation involves maintaining a matching book-entry record and blockchain record of the total number of Tokenized Shares in circulation, the ownership of the shares at any given time, and all transactions between parties involving the Tokenized Shares. The Digital Transfer Agent’s book-entry records, taken together with the on-chain records, constitute the Tokenized Shareholder and wallet-level component of the Fund’s master securityholder file. The Digital Transfer Agent will inform the Transfer Agent of the aggregate number of Shares it maintains in tokenized book-entry and book-entry form, and the Transfer Agent will reconcile such aggregate number with total Shares outstanding, the Cede & Co. position and applicable Share issuance and cancellation records. This reconciliation serves as a Fund-level control procedure and is not the event that effects registration of a transfer of Tokenized Shares. In the event of any inconsistency, the records maintained by the Transfer Agent shall control solely with respect to the Fund-level total Shares outstanding and Shares issued or cancelled, and any resulting adjustments will be reflected in the book-entry records maintained by the Digital Transfer Agent and, as applicable, the associated blockchain records. Holder-level differences within the Tokenized Share records will be resolved in accordance with the Digital Transfer Agency Agreement and the Digital Transfer Agent's applicable procedures. The policies and procedures of the Fund and the Digital Transfer Agent both address the use of blockchain-integrated recordkeeping systems.

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What is a Blockchain. A blockchain is an open, distributed ledger that digitally records transactions in a verifiable way using cryptography. A distributed ledger is a database in which data is stored in a decentralized manner. Cryptography uses mathematical techniques to authenticate transactions and help protect the integrity of data recorded on a blockchain. A blockchain stores transaction data in "blocks" that are linked together to form a "chain". Transactions on the blockchain are verified and authenticated by computers on the network. The process of authenticating a transaction before it is recorded is designed to validate transactions in accordance with the applicable blockchain protocol before they are included in the blockchain.

Blockchain Wallets. In order to facilitate the use of blockchain technology, a potential shareholder must have a blockchain wallet. A blockchain wallet is a software application which stores a user's "private key" and related digital or tokenized assets and is used to facilitate sending digital or tokenized assets on the Ethereum blockchain. The term "tokenized assets" as used herein refers to the creation of a digital representation of a traditional asset, such as the Tokenized Shares, on the blockchain. A "private key" is one of two numbers in a cryptographic "key pair." The private key is used by the owner of a digital wallet to send (i.e., digitally sign and authenticate) digital or tokenized assets and is private to the wallet owner. The corresponding public key may be used to derive a public wallet address through which blockchain transactions may be conducted. The Ethereum blockchain records wallet addresses and transaction information but does not itself record the personally identifying information maintained by the Digital Transfer Agent. Investors holding Tokenized Shares will be responsible for holding the private key associated with their wallets, which is essential for authenticating and authorizing transactions on the Ethereum blockchain.

Permissioned System. The Digital Transfer Agent utilizes a permissioned system that operates on top of the public, permissionless Ethereum blockchain. The permissioned system is established through a combination of policies, procedures, and technological controls, including the Superstate Allowlist, which collectively seek to ensure that the blockchain operates as an integrated but supplementary recordkeeping mechanism under the oversight of the Digital Transfer Agent. To create and maintain this permissioned structure on the Ethereum blockchain, the Digital Transfer Agent registers and associates each blockchain wallet with relevant personally identifying information which is maintained in an off-chain registry (i.e., a separate database that is not available to the public and is used to support applicable investor-verification, anti-money laundering, sanctions and other compliance requirements). Permission is granted only to registered wallets, sometimes referred to as “whitelisting” or “allowlisting,” thereby restricting the ability to transact in Tokenized Shares to pre-approved participants. Smart contracts are deployed as part of the operational framework to enforce compliance with the Digital Transfer Agent’s policies and procedures, as applicable. Specifically, smart contracts have been developed to support functions such as transfer restrictions to prevent unauthorized transfers to or from unregistered wallets and the ability to take corrective administrative action with respect to a transfer that is determined to be unauthorized, fraudulent or erroneous. These smart contracts are designed, deployed, and maintained by the Digital Transfer Agent or its service providers with oversight by the Digital Transfer Agent. The smart contracts deployed in connection with the Tokenized Shares are owned by the Fund, and the Digital Transfer Agent holds and manages the associated administrative keys and signing authorities solely as agent for the Fund. These smart contracts may be upgradeable and may permit administrative actions, including adding or removing wallets from the Superstate Allowlist and minting, burning, freezing, restricting, or taking corrective action with respect to Tokenized Shares, in each case in accordance with applicable law and the Fund’s and the Digital Transfer Agent’s policies and procedures. The administrative keys that permit upgrades to the smart contracts, and the keys that permit the exercise of the minting, burning, freezing, correction and Allowlist-management functions, are held by the Digital Transfer Agent under multi-signature or other access-control arrangements designed to reduce the risk of unauthorized action. Notwithstanding these controls, a compromise of the administrative keys, an exploit of the smart contracts, or an unauthorized administrative action could result in unauthorized transfers, loss of Tokenized Shares, or other material harm to the Fund and its shareholders. See “Cybersecurity Risk” and “Digital Transfer Agent Risk.” In this manner, this permissioned system is designed to prevent transfers of Tokenized Shares to or from wallets that are not on the Superstate Allowlist, even though blockchain infrastructure itself remains permissionless. While the smart contract utilized by the Digital Transfer Agent have been independently audited, there can be no guarantee that they are free of defect or vulnerability.

36	Grayscale Ethereum Covered Call ETF

Information Available via the Ethereum Blockchain. Information recorded on the Ethereum blockchain will be available to the public. The Ethereum blockchain will store the complete transaction history associated with the applicable wallet address as recorded on the Ethereum blockchain. As a result, such transaction information, other than shareholder personally identifying information, will be publicly available through one or more “block explorer” tools capable of displaying activity on the Ethereum blockchain. Accordingly, transaction data with respect to Tokenized Shares (but not a shareholder’s personally identifying information) will be exposed to the public. The personally identifying information necessary to associate a given Tokenized Share with the record owner of that Tokenized Share will be maintained by the Digital Transfer Agent in a separate database that is not available to the public.

In the event of a conflict between the transaction history on the Ethereum blockchain and the records maintained by the Digital Transfer Agent, the Digital Transfer Agent may take corrective action with respect to the Tokenized Share records in accordance with applicable law, the Digital Transfer Agency Agreement and its procedures, including through a subsequent on-chain transaction where appropriate and such update will be recorded and viewable for transparency on the Ethereum blockchain as a subsequent transaction. The Digital Transfer Agent may also use the applicable blockchain as a source of information, including in the case of a disputed transaction, such as via alleged fraud or theft. In such case, the Digital Transfer Agent’s official record and the Ethereum blockchain record will be updated, as applicable, to reflect any changes resulting from the dispute resolution process, and such official record maintained by the Digital Transfer Agent will be provided to the Transfer Agent and reconciled with the Transfer Agent’s records in accordance with the Fund’s applicable transfer-agent and reconciliation procedures.

Blockchain Fees, Functionality and Transaction Processing. Transactions on the Ethereum blockchain generally require payment of blockchain network transaction fees (“gas fees”), which are typically payable in ether, the native digital asset of the Ethereum blockchain. Gas fees incurred in connection with minting Tokenized Shares, updating the Superstate Allowlist and performing administrative functions are borne by the Adviser under the investment advisory agreement and are not separately charged to shareholders or reflected in “Other Expenses.” Gas fees incurred in connection with peer-to-peer transfers of Tokenized Shares are borne by the parties to the transfer. Delays in transaction processing have been known to occur on blockchains. Such a delay may occur on account of, among other things, the inability of nodes to reach consensus on transactions. Nodes, which are typically hosted by third parties with specific hardware, generally form the infrastructure of a blockchain. Nodes on a blockchain are connected to each other and they exchange the latest blockchain data and verification and confirmation of transactions requires a consensus of nodes. During a delay in transaction processing, on-chain minting, burning or transfers of Tokenized Shares may be delayed or unavailable, and creation, redemption or conversion processing involving Tokenized Shares may be delayed or suspended. The Fund and its service providers have implemented applicable business-continuity or other contingency procedures in accordance with the Fund’s agreements and procedures until the Ethereum blockchain resumes normal operation. The Fund may choose to reevaluate the suitability of the Ethereum blockchain in the event of future or recurring delays.

Effect on Fund Investments. The recording of digital representations of Shares on the Ethereum blockchain will not affect the Fund's investments in securities. The Fund will not invest in any digital assets (referred to as, among other things, virtual currencies, such as Ether, the native token of the Ethereum blockchain).

Portfolio Holdings Information

Information about the Fund’s daily portfolio holdings is available at https://etfs.Grayscale.com/etco. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

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Management of the Fund

Investment Adviser

Grayscale Advisors, LLC, serves as the investment adviser and has overall responsibility for the general management and administration of the Fund. The Adviser is a registered investment adviser with offices located at 290 Harbor Drive, 4th Floor, Stamford, Connecticut 06902, and arranges for sub-advisory, transfer agency, custody, fund administration, and all other related services necessary for the Fund to operate. As of March 31, 2026, the Adviser had approximately $35.02 million in assets under management.

The Adviser provides oversight of the Sub-Adviser, monitoring of the Sub-Adviser’s buying and selling of securities for the Fund, and review of the Sub-Adviser’s performance. For the services it provides to the Fund, the Fund pays the Adviser a unified management fee, which is calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

Under the investment advisory agreement, the Adviser has agreed to pay all expenses incurred by the Fund except for (i) the fee paid to the Adviser pursuant to the investment advisory agreement, (ii) interest charges on any borrowings, (iii) dividend and other expenses on securities sold short, (iv) taxes, (v) brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, (vi) acquired fund fees and expenses, (vii) accrued deferred tax liability, (viii) litigation and litigation-related indemnification expenses, (ix) distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, (x) compensation payable to a party not affiliated with the Adviser in connection with the recovery of tax reclaims, and (xi) other extraordinary or non-routine expenses. The Adviser, in turn, compensates the Sub-Adviser from the management fee it receives.

The basis for the Board’s approval of the Fund’s Investment Advisory Agreement is available on the Fund’s website and filed on the Trust’s Form N-CSRS for the period ended June 30, 2026.

Sub-Adviser

The Adviser has retained Vident, a registered investment adviser which is owned by Vident Capital Holdings, LLC, to serve as sub-adviser for the Fund. Vident is responsible for the day-to-day management of the Fund. Vident Capital Holdings, LLC is controlled by MM VAM, LLC, which is owned by Casey Crawford. Its principal office is located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009. Vident is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and the Board. For its services, Vident is paid a fee by the Adviser, which fee is calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets of 0.055% on the first $250 million in assets; 0.045% on the next $250 million in assets and 0.035% on all assets thereafter, subject to the negotiated minimum annual fee.

The basis for the Board’s approval of the Fund’s Investment Sub-Advisory Agreement is available on the Fund’s website and filed on the Trust’s Form N-CSRS for the period ended June 30, 2026.

Portfolio Management

The Fund is managed by Vident’s portfolio management team. The individual members of the team responsible for the day-to-day management of the Fund’s portfolios are listed below.

Portfolio manager	Title and recent biography	Portfolio manager of the Fund since
Yin Bhuyan	Senior Portfolio Manager for the Fund. Ms. Bhuyan has over 12 years of experience in trading and portfolio management, specializing in options and defined outcome ETFs. Prior to joining Vident Asset Management, Ms. Bhuyan was the Director of ETF Portfolio Management at Milliman Financial Risk Management, LLC, where she focused on managing defined outcome ETFs and index tracking ETFs. She led the ETF portfolio management team, significantly contributing to the growth of assets to $16 billion in defined outcome ETFs. Before that, she traded in the S&P Option Pit at Cboe, specializing in volatility arbitrage and delta-neutral hedging strategies. Ms. Bhuyan holds a Bachelor of Science in Economics from National Taipei University and an MBA from the University of Illinois at Chicago.	Since inception, September 2025

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Austin Wen, CFA	Senior Portfolio Manager for the Fund. Mr. Wen has over a decade of investment experience. At Vident, Mr. Wen specializes in portfolio management and trading of equity, derivative, and commodities-based portfolios, as well as risk monitoring and investment analysis. Previously, he was an analyst for Vident Financial, LLC, focusing on the development and review of various investment solutions. He began his career as a State Examiner for the Georgia Department of Banking and Finance. Mr. Wen obtained a BA in Finance from the University of Georgia and holds the Chartered Financial Analyst (“CFA”) designation.	Since inception, September 2025
Rafael Zayas, CFA	Senior Vice President, Head Portfolio Manager of the Fund. Mr. Zayas has over 15 years of trading and portfolio management experience in global equity products and ETFs. He is SVP, Head of Portfolio Management and Trading at Vident. Previously, Mr. Zayas focused on international equities, specializing in managing and trading developed, emerging, and frontier market portfolios. Prior to joining Vident, Mr. Zayas was a Portfolio Manager at Russell Investments for over $5 billion in quantitative strategies across global markets, including emerging, developed, and frontier markets and listed alternatives Before that, he was an equity Portfolio Manager at BNY Mellon Asset Management, where he was responsible for $150 million in internationally listed global equity ETFs and assisted in managing $3 billion of global ETF assets. Mr. Zayas holds a BS in Electrical Engineering from Cornell University. He also holds the CFA designation.	Since inception, September 2025

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of Shares.

Manager of Managers Structure

The Adviser and the Trust may seek an exemptive order from the SEC that will allow the Fund to operate in a “manager of managers” structure whereby the Adviser, as the Fund’s investment adviser, at any time can appoint and replace both wholly owned and unaffiliated sub-advisers, and enter into, amend and terminate sub-advisory agreements with such sub-advisers, on behalf of the Fund, each subject to Board approval but without obtaining prior shareholder approval (the “Manager of Managers Structure”). The Fund will, however, inform shareholders of the hiring of any new sub-adviser within 90 days after the hiring. The SEC exemptive order will provide the Fund with greater efficiency and without incurring the expenses and delays associated with obtaining shareholder approval of sub-advisory agreements with such sub-advisers.

The use of the Manager of Managers Structure with respect to the Fund will be subject to certain conditions that will be set forth in the SEC exemptive order. Under the Manager of Managers Structure, the Adviser will have the ultimate responsibility, subject to oversight by the Board, to oversee the sub-advisers and recommend their hiring, termination and replacement. The Adviser will also, subject to the review and approval of the Board: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisers to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-adviser complies with the Fund’s investment objective, policies and restrictions. Subject to the review of the Board, the Adviser will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisers and monitor and evaluate the sub-advisers’ performance.

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How to Buy and Sell Shares

The Fund issues and redeems Shares at NAV only in Creation Units. Shares may be recorded either as shares held through DTC, the DTCC Shares, and its participants or as shares recorded on a blockchain, the Tokenized Shares. Tokenized Shares represent the same shares of the Fund as DTCC Shares and do not constitute a separate class of shares. Only APs may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a participant agreement that has been agreed to by the Distributor (defined below), and that has been accepted by the Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Individual shareholders may not redeem Shares directly from the Fund, whether held as DTCC Shares or Tokenized Shares. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities. DTCC Shares currently trade and settle through the Exchange/DTC infrastructure. Tokenized Shares are not currently available for trading or settlement through the Exchange/DTC infrastructure, and no broker-dealer, electronic trading platform or alternative trading system arrangement for Tokenized Shares exists as of the date of this Prospectus. Tokenized Shares may be held only in blockchain wallets that have been verified and approved by the Digital Transfer Agent. Tokenized Shares may also be transferable on a peer-to-peer basis to verified and approved wallets on the Superstate Allowlist. Peer-to-peer transfers do not constitute a public trading market, and neither the Fund nor its service providers will match transferors and transferees. Investors may convert Tokenized Shares to DTCC Shares to access exchange trading, and may convert DTCC Shares to Tokenized Shares. Either conversion may take multiple business days after all required instructions and documentation are received in good order and may be delayed further by operational, blockchain-network, smart-contract, DTC, Superstate Allowlist or intermediary delays. Conversion between Tokenized Shares and DTCC Shares is a change in recordkeeping format and does not constitute a purchase, sale or redemption of Shares.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the bid-ask spread on your transactions. Blockchain network fees may also apply to peer-to-peer transfers of Tokenized Shares. In addition, because secondary market transactions occur at market prices, and peer-to-peer transfers of Tokenized Shares may occur at negotiated prices, you may pay more than NAV when you buy Shares and receive less than NAV when you sell those Shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are currently issued. Shares may be held as DTCC Shares or Tokenized Shares. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding DTCC Shares of the Fund, while the Digital Transfer Agent maintains book-entry ownership records for Tokenized Shares through a blockchain-integrated recordkeeping system that includes book-entry records and associated on-chain records. The Digital Transfer Agent also supports recording shares in book-entry format without the associated tokenized record to support the transitionary period prior to Shares being tokenized at the instruction of the investor or to facilitate the format change from Tokenized Shares to DTCC Shares. This temporary processing state is not a separate holding format available for election by investors. The Transfer Agent maintains the Fund’s overall share ownership records, including records relating to DTCC Shares and aggregate positions associated with Tokenized Shares. The Transfer Agent maintains the Fund’s single master securityholder file, including records relating to DTCC Shares and the linked Tokenized Shareholder- and wallet-level component for Tokenized Shares. The Digital Transfer Agent’s records, taken together with the applicable on-chain records, constitute the Tokenized Shareholder- and wallet-level component of the Fund’s master securityholder file and are subject to control reconciliation with the Transfer Agent’s separate Fund-level records. Only tokens issued under the Digital Transfer Agent's recognized smart contract and reflected in its blockchain-integrated recordkeeping system are recognized as Tokenized Shares. A counterfeit token, a token issued through an unrecognized smart contract or another purported blockchain interest that is not reflected in that system does not confer shareholder rights.

40	Grayscale Ethereum Covered Call ETF

Investors owning DTCC Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all DTCC Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of DTCC Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of DTCC Shares. Therefore, to exercise any right as an owner of DTCC Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account. In contrast, investors owning Tokenized Shares, whose Tokenized Shares are reflected in a blockchain wallet that has been verified and approved by the Digital Transfer Agent and recorded in the Digital Transfer Agent’s blockchain-integrated recordkeeping system, may have Tokenized Shares registered in their name on the records of the Digital Transfer Agent and would be considered a registered owner of Tokenized Shares for purposes of receiving distributions, voting at shareholder meetings, and exercising other shareholder rights. Proxy materials, account statements, tax forms and other shareholder communications may be delivered by electronic means through an investor portal, to the email address associated with the wallet, or by such other means as may be permitted, in each case subject to applicable consent and delivery requirements and in accordance with the Fund’s and the Digital Transfer Agent’s procedures. A transfer of Tokenized Shares between wallets on the Superstate Allowlist is recorded in the Tokenized Shareholder- and wallet-level component of the Fund’s master securityholder file when the transfer reaches finality on the Ethereum blockchain, and the transferee is recognized as the registered holder at that time. Shareholders should ensure that their wallet registration information remains current. Holders of DTCC Shares will generally receive account statements, trade confirmations and tax information from their broker or other DTC participant, while holders of Tokenized Shares registered directly on the books of the Digital Transfer Agent will receive such statements, confirmations and tax information, if any, in accordance with the Fund’s and the Digital Transfer Agent’s procedures. Tokenized Shares held directly on the books of the Digital Transfer Agent or in a self-hosted or third-party non-broker wallet are not customer property held by a member of the Securities Investor Protection Corporation (“SIPC”) and are not protected by SIPC. However, shareholders may change ownership format from Tokenized Shares to DTCC Shares and hold them in a brokerage account with a SIPC member, in which case the Shares may be eligible for SIPC protection, subject to SIPC rules and limitations.

Frequent Purchases and Redemptions of Shares

The Fund imposes no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. The majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Fund, are an essential part of the ETF process and help keep Share trading prices in line with NAV. With respect to purchases and redemptions effected in-kind, those transactions do not cause any of the harmful effects that may result from frequent trading. As such, the Fund accommodates frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains, which may in turn result in taxable distributions to shareholders holding Shares in a taxable account. To minimize these potential consequences of frequent purchases and redemptions, the Fund employs fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Fund and the Adviser reserve the right to reject any purchase order at any time.

Determination of NAV

The Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time, each day the NYSE is open for business. The NAV is calculated by dividing the Fund’s net assets by its Shares outstanding.

The Fund computes a single NAV per Share for all Shares of the Fund, whether held as DTCC Shares or Tokenized Shares. The Fund does not compute a separate NAV for Tokenized Shares. For purposes of Rule 6c-11, the Fund’s “market price” is the official closing price of a Share on the Exchange or, if it more accurately reflects market value at the time the Fund calculates NAV, the midpoint of the national best bid and national best offer. Any price at which Tokenized Shares are transferred in a peer-to-peer or other off-exchange transfer is separate, may differ materially from the Fund’s market price and NAV, and is not used to calculate the Fund’s premium or discount.

In calculating its NAV, the Fund generally values its assets on the basis of market value of its derivatives holdings, last sale prices, closing mid values, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security held by the Fund or is determined to be unreliable, the security will be valued at fair value estimates under guidelines established by the Board (as described below).

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Fair Value Pricing

The Board has adopted procedures and methodologies to fair value Fund securities whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) a security has been de-listed or has had its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s value is materially affected by events occurring after the close of the security’s primary trading market. Generally, when fair valuing a security, the Fund will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions and the specific facts giving rise to the need to fair value the security. Fair value determinations are made in good faith and in accordance with the fair value methodologies included in the Board-adopted valuation procedures.

The Board has designated the Adviser to perform the Fund’s fair value determinations in accordance with valuation procedures and methodologies approved by the Board. The effect of using fair value pricing is that the Fund’s NAV will be subject to the judgment of the Adviser. The Adviser’s fair valuation process is subject to the oversight of the Board.

Investments by Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including Shares. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in SEC rules or in other exemptive relief as applicable. In order for a registered investment company to invest in Shares of the Fund beyond the limitations of Section 12(d)(1), the registered investment company must generally enter into an agreement with the Fund. Registered investment companies investing in the Fund are responsible for determining whether and how they may hold Tokenized Shares consistent with applicable custody and other requirements under the 1940 Act. The Fund and the Adviser do not advise registered investment companies with respect to whether to acquire DTCC Shares or Tokenized Shares, and the Fund makes no representation that any acquirer’s custody, valuation, accounting or other operational arrangements are appropriate for Tokenized Shares.

Delivery of Shareholder Documents - Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

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Additional Information Regarding Tokenized Shares

Investors may, at their convenience and in their sole discretion, elect to hold the record of ownership of Shares as Tokenized Shares and use their own wallet if verified and approved by the Digital Transfer Agent in accordance with its allowlisting procedures or solely as book-entry shares recorded at the Digital Transfer Agent. Any such wallet must be compatible with the Ethereum blockchain, the smart contracts used for Tokenized Shares and the Digital Transfer Agent’s operational and security requirements, and such wallet is subject to eligibility determinations by the Digital Transfer Agent under those procedures. In general, shareholder-provided wallets must be compatible with the Ethereum blockchain in order to hold Tokenized Shares. Additional information regarding the Ethereum blockchain is provided in the Fund’s Statement of Additional Information (the “SAI”).

Investors providing their wallet address to the Digital Transfer Agent (along with personally identifying information and any other required information) are responsible for maintaining, or arranging for a third-party wallet provider to maintain, the private key associated with their wallet, and any private key maintained by the investor should not be disclosed by the shareholder to anyone, including to the Digital Transfer Agent, the Fund or any intermediary. An investor may choose to use a self-hosted wallet, in which case the investor maintains the private key, or use a third-party wallet provider that holds the private key on the investor’s behalf. The wallet address, in either case, must be verified and approved by the Digital Transfer Agent in accordance with its allowlisting procedures. Loss, theft or compromise of a private key may prevent an investor from accessing or transferring Tokenized Shares through the affected wallet; any freeze, recovery, replacement or correction would be subject to applicable law, the Digital Transfer Agency Agreement and the Digital Transfer Agent’s written policies and procedures and may be unavailable or delayed. The Digital Transfer Agent may act in accordance with applicable law, the Digital Transfer Agency Agreement and its written policies and procedures to reject, suspend or revoke wallet eligibility or Superstate Allowlist status, including if applicable eligibility or compliance requirements are not or are no longer satisfied. If wallet eligibility or Superstate Allowlist status is rejected, suspended or revoked, an investor may be unable to hold or transfer Tokenized Shares through that wallet and may need to establish another approved wallet or change the recordkeeping format of the Shares to DTCC Shares, subject to the Fund’s and the Digital Transfer Agent’s procedures. Suspension or revocation of Superstate Allowlist status does not, by itself, cancel or transfer the underlying Shares, extinguish the holder’s ownership of them or authorize a forced transfer of the holder’s Shares. Investors are responsible for determining whether an investor-provided wallet is suitable for the investor’s use and should independently assess the Ethereum blockchain for the investor’s own purposes and use cases. Potential considerations for blockchain network suitability are set forth in the SAI.

Transfer of Tokenized Shares

The ability to conduct peer-to-peer transfers is currently limited to verified and permissioned wallets of investors on the Superstate Allowlist. A peer-to-peer transfer may be initiated any time of day on any day and such transfer of Tokenized Shares between wallets on the Superstate Allowlist will be reflected in the Digital Transfer Agent’s blockchain-integrated recordkeeping system in accordance with the Digital Transfer Agent’s applicable transfer and registration procedures. For purposes of distributions, voting and other shareholder rights, holder status is determined by the applicable transfer-agent records and procedures, and not merely by the occurrence or status of an on-chain transaction or by possession or control of a wallet or token. Possession of a counterfeit token, a token issued from a contract not recognized by the Digital Transfer Agent, or a purported interest that is not reflected in that system does not confer any rights as a shareholder. A transfer that is subsequently determined to have been unauthorized, fraudulent or erroneous may be subject to restrictions on further transfer, correction or other relief to the extent available under applicable law, court order and the Fund’s and the Digital Transfer Agent’s governing documents, policies and procedures, and a wallet that is subsequently determined to be ineligible may be suspended or removed from the Superstate Allowlist and the position immobilized, in each case in accordance with the Digital Transfer Agency Agreement and applicable law. Holder-of-record status with respect to the affected Tokenized Shares will be determined in accordance with the applicable transfer-agent records and procedures, including any correction effected pursuant to the Digital Transfer Agency Agreement and applicable law. The availability of blockchain transfer functionality does not eliminate any broker-dealer, exchange, alternative trading system or other registration or regulatory requirement that may apply to a person facilitating or otherwise engaging in a transaction in Tokenized Shares.

43	Grayscale Ethereum Covered Call ETF

The regulatory status of peer-to-peer transfers of Tokenized Shares may be subject to evolving interpretations by the SEC or the Financial Industry Regulatory Authority (“FINRA”). The Fund does not require that peer-to-peer transfers occur at NAV or at any other specified price, and peer-to-peer transfers may occur at prices negotiated between the transferor and transferee that may not reflect the Fund’s NAV at the time of transfer, any intraday indicative value, or the market price on the Exchange and the availability of counterparties to peer-to-peer transfers is limited to other allowlisted investors. There may be relatively few investors to whom Tokenized Shares can be transferred. An allowlisted investor must be aware of other allowlisted investors who are available to enter into peer-to-peer transfers, and neither the Fund nor the Digital Transfer Agent will play any role in connecting transferors and transferees. Peer-to-peer transfers do not constitute a public trading market. Neither the Fund nor the Digital Transfer Agent sponsors, operates or maintains any exchange, alternative trading system or other trading market for peer-to-peer transfers of Tokenized Shares. To the extent investors engage in peer-to-peer transfers at a price other than NAV, such transfers may, in certain circumstances, have legal implications for an investor under the federal securities laws or otherwise. There are risks presented by the fact that the Digital Transfer Agent cannot ensure the reliability of any transfer of assets negotiated in connection with peer-to-peer transfers, other than transfers of Tokenized Shares themselves. The Fund, the Adviser, the Sub-Adviser, the Transfer Agent and the Digital Transfer Agent are not parties to any peer-to-peer transfer of Tokenized Shares and bear no responsibility for the terms, pricing, execution, settlement or tax consequences of any such transfer. Shareholders are solely responsible for ensuring that any transfer of Tokenized Shares complies with applicable federal and state securities laws. A transfer of Tokenized Shares that changes beneficial ownership may constitute a taxable disposition or have other U.S. federal income tax consequences depending on the facts and circumstances. A wallet-to-wallet transfer by the same beneficial owner may have different tax consequences and may depend on whether beneficial ownership changes. The tax consequences of transactions in Tokenized Shares may be complex and uncertain. Shareholders should consult their own tax advisors regarding the tax consequences of any peer-to-peer or wallet-to-wallet transfer, including the calculation of cost basis, holding period the application of the wash sale rule under Section 1091 of the Code, whether any broker, intermediary or other person will report the transaction or track cost basis, and information reporting and withholding obligations applicable to non-U.S. shareholders.

With respect to peer-to-peer transfers (including wallet-to-wallet transfers by the same person), the parties engaged in such transactions will be responsible for any applicable blockchain transaction fees (e.g., gas fees).

Investor and Wallet Verification

With respect to Tokenized Shares and wallet registration, you will be asked to provide information to the Digital Transfer Agent (which may use third-party identity-verification and blockchain-analytics service providers) under procedures designed to support applicable anti-money laundering, sanctions and investor-eligibility requirements, to verify your identity, including name, address, date of birth and other information (which may include certain supporting documents). The Digital Transfer Agent may also require information regarding beneficial ownership, source of funds, control of the applicable wallet, sanctions screening and other anti-money laundering and know-your-customer matters, and may refuse to register, allowlist, maintain or continue to permit any wallet or investor that does not satisfy applicable requirements. The Digital Transfer Agent may also require updated information after initial wallet registration. Failure to provide requested information, or a determination that applicable requirements are not satisfied, may result in rejection, suspension or revocation of wallet eligibility or Superstate Allowlist status, which may prevent an investor from holding or transferring Tokenized Shares through the applicable wallet.

44	Grayscale Ethereum Covered Call ETF

Dividends, Distributions, and Taxes

Dividends and Distributions

The Fund intends to distribute to its shareholders net investment income, if any, bi-weekly and net capital gains, if any, at least annually. The Fund will declare and pay distributions, if any, in cash. The form in which Shares are held, whether as DTCC Shares or Tokenized Shares, will not affect the amount or tax character of any distribution on Shares. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Distributions reinvested in additional Shares will nevertheless be taxable to shareholders obtaining such additional Shares to the same extent as if such distributions had been received in cash. Automatic reinvestment may not be available for Tokenized Shares held directly on the records of the Digital Transfer Agent. For DTCC Shares held through a broker, your broker is generally responsible for distributing the income and capital gain distributions to you. To the extent that sufficient investment income is not available on a bi-weekly basis, some or all of the Fund's distributions could consist primarily or entirely of return of capital, as discussed below under “Taxes on Distributions”. The amount treated as a return of capital will not be currently taxable but will reduce a shareholder's cost basis in the shareholder's Shares, thereby increasing the potential gain or reducing the potential loss on the sale of Shares.

For Tokenized Shares held directly on the records of the Digital Transfer Agent, distributions will be made to shareholders of record as determined under the Fund's official transfer-agent records using holder and balance data maintained by the Digital Transfer Agent and reconciled with the Transfer Agent as of the applicable record date, in the manner reflected on the Digital Transfer Agent’s records and in accordance with the Fund’s and the Digital Transfer Agent’s procedures. Record dates and cutoffs are applied using the time zone specified in the Fund’s governing documents; the Digital Transfer Agent’s system records events in UTC. An on-chain transfer of Tokenized Shares occurring after the record date, even if technologically settled before the distribution payment date, will not transfer the right to receive the declared distribution. The Digital Transfer Agent will collect payment instructions, taxpayer identification information, withholding certifications (such as IRS Form W-9 or the applicable IRS Form W-8) and contact information from each holder of Tokenized Shares before the holder’s wallet is added to the Superstate Allowlist, and holders of Tokenized Shares are responsible for keeping such information current with the Digital Transfer Agent. Failure to provide or update such information may delay payment of distributions or result in backup withholding or other withholding. Distributions to holders of Tokenized Shares will be made in U.S. dollars in accordance with the Fund’s and the Digital Transfer Agent’s procedures. The Fund, the Transfer Agent, the Digital Transfer Agent or other service providers will provide tax-information reporting to holders of Tokenized Shares to the extent required by the Code and applicable Treasury regulations.

Taxes

The following discussion is a summary of certain U.S. federal income tax considerations generally applicable to investments in the Fund. This information is provided as general information, based on current law. You should consult your own tax professional about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws.

The Fund intends to elect and qualify each year for treatment as a RIC under the Code. As a RIC, the Fund generally will not be subject to U.S. federal income tax on the portion of its investment company taxable income and capital gains that it distributes to its shareholders, provided that it satisfies certain minimum distribution requirements. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

You need to be aware of the possible tax consequences when the Fund makes distributions, when you sell or otherwise transfer your Shares, including Tokenized Shares transferred on-chain or in peer-to-peer transactions, and when you purchase or redeem Creation Units (APs only).

Taxes on Distributions

Distributions from the Fund’s investment company taxable income (including short-term capital gains), if any, are generally taxable to you as ordinary income, except to the extent reported as qualified dividend income (as discussed below). Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, regardless of how long you have held your Shares. Long-term capital gains and qualified dividend income are generally eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares through your broker (if such option is available).

45	Grayscale Ethereum Covered Call ETF

Dividends reported by the Fund as qualified dividend income are generally taxable to non-corporate shareholders at rates applicable to long-term capital gains, provided that both the Fund and the shareholder satisfy applicable holding period requirements. Generally, qualified dividend income includes dividend income from taxable U.S. corporations and certain qualified non-U.S. corporations. Corporate shareholders may be entitled to a dividends received deduction for the portion, if any, of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

Certain Fund distributions may exceed the Fund’s income and gains for the Fund’s taxable year. Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of such shareholder’s tax basis in the Shares, which will result in a higher gain or lower loss when such Shares are subsequently sold, and as a capital gain thereafter (if the shareholder holds Shares as capital assets).

U.S. individuals with income exceeding certain specific income thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” including interest, dividends, and certain capital gains (generally including capital gains distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

In general, your distributions are subject to U.S. federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

Since, at the time of an investor’s purchase of Shares, a portion of the purchase price may be represented by realized or unrealized appreciation in the Fund’s portfolio or undistributed income of the Fund, subsequent distributions (or a portion thereof) on such Shares may economically represent a return of capital. However, such a subsequent distribution may be taxable to such investor even if the value of the investor’s Shares is, as a result of the distributions, reduced below the investor’s cost for such Shares. Prior to purchasing Shares of the Fund, an investor should carefully consider such tax liability which may be incurred by reason of any subsequent distributions of net investment income and capital gains.

The Fund’s use of derivatives may affect the amount, timing and character of distributions.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. Gains from the sale or other disposition of your Shares and Capital Gain Dividends generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if a tax treaty applies.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that are foreign entities and that fail to meet prescribed information reporting or certification requirements.

The Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

Taxes When Shares are Sold on the Exchange or Otherwise Transferred

Any capital gain or loss realized upon a sale or other taxable disposition of Shares generally will be treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale or other taxable disposition of Shares held for six months or less generally will be treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. Any loss realized on a sale or other taxable disposition will be disallowed to the extent Shares of the Fund are acquired, including through reinvestment of dividends through the shareholder’s broker, within a 61-day period beginning 30 days before and ending 30 days after the disposition of Shares. The ability to deduct capital losses may be limited.

46	Grayscale Ethereum Covered Call ETF

The cost basis of Shares of the Fund acquired by purchase will generally be based on the amount paid for the Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the amount realized and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange or other taxable disposition of Shares. With respect to DTCC Shares held through a broker, contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account. With respect to Tokenized Shares held directly on the records of the Digital Transfer Agent or transferred peer-to-peer, a broker may not be responsible for tracking cost basis or maintaining customary account records, and holders of Tokenized Shares may face additional administrative burdens in tracking and reporting their tax basis.

A conversion between DTCC Shares and Tokenized Shares that does not change beneficial ownership is expected to be treated as a change in recordkeeping format and not as a sale, exchange or other taxable disposition of Shares for U.S. federal income tax purposes. The Fund does not represent that it, the Transfer Agent, the Digital Transfer Agent or any other service provider will track cost basis or provide tax reporting with respect to every transfer of Tokenized Shares, including peer-to-peer transfers or wallet-to-wallet transfers, except to the extent required by applicable law. Holders of Tokenized Shares should ensure that the tax-information address and taxpayer identification information on file with the Digital Transfer Agent is current and accurate.

A sale or exchange of Tokenized Shares, including a peer-to-peer on-chain transfer on the Ethereum blockchain for cash, other property, services or other consideration, generally will be a taxable event for the transferor. The transferor generally will recognize gain or loss equal to the difference between the amount realized from the transfer (including any consideration received) and the transferor's adjusted tax basis in the Tokenized Shares transferred. Shareholders who hold Tokenized Shares and effect peer-to-peer transfers should be aware that, unlike sales of shares held through a broker-dealer or other financial intermediary, there may be no broker or other intermediary responsible for tracking cost basis or maintaining customary account records for Tokenized Shares. Accordingly, holders of Tokenized Shares may face additional administrative burdens in tracking and reporting their tax basis. A transfer of Tokenized Shares that does not change beneficial ownership may have different U.S. federal (and applicable state and local) tax consequences. Blockchain transaction fees paid in connection with a taxable transfer of Tokenized Shares may be relevant to the amount realized or tax basis, depending on the facts. The tax consequences of transactions in Tokenized Shares may be complex and are subject to uncertainty; shareholders are encouraged to consult their own tax advisers.

Taxes on Purchases and Redemptions of Creation Units

An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will generally be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered, plus the amount of any cash paid for the Creation Units. An AP who redeems Creation Units for securities and cash will generally recognize a gain or loss equal to the difference between the redeeming AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position. APs exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any gain or loss realized upon a creation or redemption of Creation Units will generally be treated as capital or ordinary gain or loss, depending on the circumstances. Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less.

Because the Fund expects to effect substantially all redemptions of Creation Units for cash, the Fund may be required to sell portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had satisfied the redemption in-kind, potentially resulting in taxable distributions to shareholders.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction.

Investment in Derivatives

The Fund’s investments in options and other derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make distributions required to satisfy the Distribution Requirement and avoid U.S. federal income tax and the 4% excise tax, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including at times when it is not advantageous to do so. The Fund’s transactions in derivatives will be subject to special tax rules (including, but not limited to, requirements for certain investments to be marked to market annually), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions. Please see the Fund’s SAI for additional discussion of the tax consequences of the above-described and other investments to the Fund and its shareholders.

47	Grayscale Ethereum Covered Call ETF

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.

Distribution

The Distributor, Foreside Fund Services, LLC, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in Shares, including Tokenized Shares, act as a market maker or liquidity provider for Shares, operate a trading platform for Shares, or act as principal in secondary-market transactions in Shares. The Distributor has no role in determining the policies of the Fund or the portfolio investments that are purchased, sold or entered into by the Fund. The Distributor’s principal address is Three Canal Plaza, Suite 1000 Portland, ME 04101. The Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.

No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Premium/Discount Information

Information regarding how often Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV per Share is available, free of charge, on the Fund’s website at https://etfs.Grayscale.com/etco.

48	Grayscale Ethereum Covered Call ETF

Financial Highlights

The following financial highlights are intended to help investors understand the financial history of the Fund for the past five fiscal years, or since inception, if the life of the Fund is shorter. Certain information reflects financial results for a single Fund Share. The total returns in this table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the period ended December 31, 2025 has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose reports along with the Fund’s financial statements, are included in the Fund’s Form N-CSR dated December 31, 2025, which is available free, upon request and at https://etfs.Grayscale.com/etco.

Consolidated Financial Highlights
Grayscale Ethereum Covered Call ETF

Period ended December 31, 2025(a)
PER SHARE DATA:

Net asset value, beginning of period	$35.01

INVESTMENT OPERATIONS:
Net investment income(b)	0.23
Net realized and unrealized gain (loss) on investments (c)	(8.30)
Total from investment operations	(8.07)
(7.93)
LESS DISTRIBUTIONS FROM:	(7.95)
Return of capital	(7.95)
Total distributions	(7.95)

ETF transaction fees per share	0.02
Net asset value, end of period	$19.01

TOTAL RETURN (d)	-25.14%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$6,274
Ratio of expenses to average net assets (e)	0.65%
Ratio of net investment income (loss) to average net assets (e)	2.98%
Portfolio turnover rate (d)(f)	–%

(a)	The Fund commenced operations on September 4, 2025.
(b)	Net investment income per share has been calculated based on average shares outstanding during the period.
(c)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate excludes in-kind transactions.

49	Grayscale Ethereum Covered Call ETF

Grayscale Ethereum Covered Call ETF

Adviser	Grayscale Advisors, LLC 290 Harbor Drive 4th Floor Stamford, CT 06902	Administrator and Transfer Agent	U.S. Bank Global Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Sub-Adviser	Vident Asset Management 1125 Sanctuary Parkway, Suite 515 Alpharetta, Georgia 30009	Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 1000 Portland, ME 04101
Custodian	U.S. Bank National Association 1555 North River Center Drive, Suite 302 Milwaukee, Wisconsin 53212	Legal Counsel	Sidley Austin LLP 787 Seventh Avenue New York, New York 10019
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 342 N. Water Street, Suite 830, Milwaukee, WI 53202	Digital Transfer Agent (Co-Transfer Agent for Tokenized Shares)	Superstate Services LLC 205 W 28th Street, Floor 8 New York, New York 10001

Investors may find more information about the Fund in the following documents:

Statement of Additional Information: The Fund’s SAI provides additional details about the investments and techniques of the Fund and certain other additional information. The SAI, incorporated into this Prospectus by reference, contains detailed information on the Fund’s policies and operations.

Annual/Semi-Annual Reports: Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

You can obtain free copies of these documents, request other information or make general inquiries about the Fund by contacting the Fund at Grayscale Ethereum Covered Call ETF, c/o U.S. Bancorp Fund Services, LLC (d/b/a U.S. Bank Global Fund Services), 615 East Michigan Street, Milwaukee, WI 53202 or by calling 866-775-0131.

Shareholder reports and other information about the Fund are available:

•	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or

•	Free of charge from the Fund’s Internet website at https://etfs.Grayscale.com/etco; or

•	For a fee, by e-mail request to publicinfo@sec.gov.

(SEC Investment Company Act File No. 811-23876)

Subject to Completion – dated September 29, 2026

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Statement of Additional Information

[   ], 2026

GRAYSCALE

ETHEREUM COVERED CALL ETF

Ticker:	ETCO
Exchange:	NYSE Arca, Inc.

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus for the Grayscale Ethereum Covered Call ETF (the “Fund”), a series of Grayscale Funds Trust (the “Trust”), dated [ ], 2026, as may be supplemented from time to time (the “Prospectus”). Capitalized terms used in this SAI that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge, by calling the Fund at 866-775-0131, visiting https://etfs.Grayscale.com/etco or writing to the Fund at U.S. Bancorp Fund Services, LLC (d/b/a U.S. Bank Global Fund Services), 615 East Michigan Street, Milwaukee, WI 53202. The audited financial statements of the Fund are incorporated into this SAI by reference to the Fund’s Annual Financial Statements and Additional Information for the fiscal year ended December 31, 2025, as filed with the SEC on Form N-CSR (the “Annual Report”). A copy of the Fund’s Annual Report may be obtained at no charge by contacting the Fund at the address or phone number noted above.

i

General Description of the Trust

The Trust is an open-end management investment company consisting of multiple investment series. This SAI relates to the Fund. The Trust was organized as a Delaware statutory trust on May 3, 2023. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). Shares of the Fund are issued and recorded in one of two forms: (i) shares recorded and held in traditional book-entry form through the facilities of The Depository Trust Company (“DTC”) (“DTCC Shares”); and (ii) shares recorded in tokenized book-entry form on the Ethereum blockchain and maintained by Superstate Services LLC (“Superstate”), the Fund’s separately appointed co-transfer agent (the “Digital Transfer Agent”) (“Tokenized Shares” and, together with DTCC Shares, “Shares”). The Digital Transfer Agent administers an “Allowlist” of wallet addresses of individuals and entities that have completed Superstate’s onboarding requirements (the "Superstate Allowlist"), which may include identity verification, sanctions screening, ownership confirmation and other checks, and whose approved wallets are permitted to hold or receive transfers of Tokenized Shares. The issuance, redemption, and registration of all Shares of the Fund, whether in the form of DTCC Shares or Tokenized Shares, are reflected in a single master securityholder file (the “MSHF”) maintained by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), as the Fund’s recordkeeping transfer agent. The Digital Transfer Agent’s blockchain-integrated recordkeeping system, including its linked on-chain and off-chain holder- and wallet-level records for Tokenized Shares (the “Tokenized Share Component”), is a component of the MSHF. Ownership of Shares is determined based on the official books and records of the Fund, as described under “Description of Shares — Tokenized Share Structure.” DTCC Shares and Tokenized Shares are the same single class of Shares of the Fund and have identical economic, dividend, voting and liquidation rights, subject to differences in the manner in which such Shares are recorded, held, transferred and converted as described in this SAI. See “Multi-Class Treatment Risk.” Except where the context requires otherwise, references in this SAI to “Shares” include both DTCC Shares and Tokenized Shares.

A Tokenized Share is a recordkeeping format for a Share and does not constitute a separate class or series of Shares, receipt, security entitlement, linked security, synthetic instrument, derivative, security-based swap or claim against Superstate.

The Trust is governed by its Board of Trustees (the “Board”). Grayscale Advisors, LLC (the “Adviser”) serves as investment adviser to the Fund, and Vident Asset Management (“Vident” or the “Sub-Adviser”) serves as sub-adviser to the Fund.

The Fund is an actively managed exchange-traded fund (“ETF”). The Fund offers and issues Shares at its net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Fund generally offers and issues Shares in exchange for cash or a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Fund reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares are also redeemable only in Creation Unit aggregations, and the Fund expects to effect substantially all redemptions of Creation Units for cash. A Creation Unit of the Fund generally consists of 10,000 Shares, though this may change from time to time. As a practical matter, only authorized participants (“Authorized Participants”), or institutions or large investors transacting through Authorized Participants, purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not individually redeemable. Shares are issued and recorded as either DTCC Shares or Tokenized Shares, as described under “Description of Shares — Tokenized Share Structure” and “Additional Information About the Fund’s Tokenized Share Structure” in this SAI. Regardless of the form in which Shares are recorded, and subject to applicable procedures and operational requirements, the Fund issues and redeems Shares only in Creation Units and only through Authorized Participants.

Shares may be issued in advance of receipt of Deposit Securities in connection with Creation Unit purchases subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in DTCC Shares on the Exchange in the secondary market will be based on negotiated commission rates at customary levels. Transactions in Tokenized Shares may be subject to different commissions, platform fees or blockchain network fees, as described under “Exchange Listing and Trading.

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Exchange Listing and Trading

Shares are listed on the NYSE Arca, Inc. (the "Exchange") and trade on the Exchange at market prices that may differ from the Shares' NAV. Only Shares held in DTCC form are currently eligible to trade and settle through the Exchange/DTC infrastructure. Tokenized Shares cannot currently be transferred through that infrastructure unless their recordkeeping format is first changed to DTCC Shares. While the SEC has recently issued temporary conditional exemptive relief for Tokenized Securities Venues (“TSV”) under which Tokenized Shares may be eligible to trade if applicable conditions are satisfied, no TSV has been established. Further, there can be no assurance that any broker-dealer will facilitate transactions in Tokenized Shares, that any electronic platform, or TSV, will be available, or that any liquidity for Tokenized Shares will develop or be maintained. No arrangement for principal transactions in Tokenized Shares with any broker-dealer has been established as of the date of this SAI. If such an arrangement becomes available in the future, Tokenized Shares may be purchased or sold in principal transactions with a broker-dealer that supports Tokenized Shares, subject to applicable procedures of the Digital Transfer Agent and separate terms and fees established between the broker-dealer and its customer. Holders of Tokenized Shares may also, subject to applicable law and the Digital Transfer Agent’s procedures, effect permitted peer-to-peer transfers to investors using wallets on the Superstate Allowlist. A permitted peer-to-peer transfer that changes beneficial ownership may be made in connection with a privately negotiated purchase or sale between the transferor and transferee and likewise would be at market-determined prices; however, peer-to-peer transfers do not constitute an organized public trading market. The Fund, the Adviser, the Sub-Adviser, the Distributor, the Transfer Agent and the Digital Transfer Agent do not sponsor, operate or maintain any exchange, alternative trading system or other trading market for Tokenized Shares and do not route or require transactions to occur through any particular broker-dealer. Any broker-dealer transaction in Tokenized Shares, if made available, is separate from Creation Unit transactions with the Fund and will not be effected at NAV unless otherwise agreed between the broker-dealer and its customer. Any organized or intermediated secondary market trading in Tokenized Shares must be conducted through appropriately registered intermediaries, such as broker-dealers, or exempt persons or venues, and may require such intermediaries to operate under regulatory frameworks applicable to the trading of securities, including Regulation ATS where applicable. Peer-to-peer transfers of Tokenized Shares, if enabled, may be technologically effected between eligible wallets without the Fund or the Digital Transfer Agent matching the transferor and transferee and may occur outside traditional Exchange trading hours. The availability of that functionality does not determine whether broker-dealer, exchange, alternative trading system or other regulatory requirements apply to a person participating in or facilitating a particular transaction, and such transactions may occur at prices negotiated between the transferor and transferee that may not reflect the Fund’s NAV or the market price of DTCC Shares on the Exchange. Neither the Fund nor the Digital Transfer Agent will play any role in connecting transferors and transferees in peer-to-peer transfers. Shareholders are responsible for ensuring that any peer-to-peer transfer complies with applicable federal and state securities laws. A shareholder that wishes to access secondary market liquidity on the Exchange must first change the recordkeeping format of its Tokenized Shares to DTCC Shares.

There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares on the Exchange and trading of Shares in DTCC form. The Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, the Shares if any of the requirements set forth in the Exchange rules, including compliance with Rule 6c-11(c) under the 1940 Act, are not continuously maintained or such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. Trading in DTCC Shares on the Exchange and Tokenized Shares within a TSV, if one is established and makes the Fund’s Tokenized Shares available for trading, may also be halted due to market conditions or for reasons that, in the view of the Exchange, or TSV, as applicable, make trading in DTCC Shares or Tokenized Shares inadvisable, including trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund. Any suspension or delisting of Shares would not, by itself, entitle holders of DTCC Shares or Tokenized Shares to redeem Shares individually and could impair or prevent holders of Tokenized Shares from accessing Exchange liquidity even if they seek to change the recordkeeping format of their Tokenized Shares to DTCC Shares.

As in the case of other publicly-traded securities, when you buy or sell DTCC Shares in the secondary market through a broker, you may incur a brokerage commission determined by the broker, as well as other charges. A broker-dealer or other permitted technological service involved in transactions in Tokenized Shares may charge commissions, markups, markdowns, spreads, platform fees or other charges. Additionally, blockchain network fees may also apply to transfers of Tokenized Shares to the extent applicable under the Fund’s and the Digital Transfer Agent’s procedures and applicable agreements. Any market, including a TSV, for Tokenized Shares may operate outside regular Exchange trading hours, may involve different fees or spreads, and may display prices that differ from contemporaneous Exchange prices for DTCC Shares.

The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund and would be implemented for DTCC Shares and Tokenized Shares through coordinated processing by the Transfer Agent and the Digital Transfer Agent, including any corresponding adjustment to the Digital Transfer Agent’s Tokenized Share records. The implementation of any such adjustment may require temporary suspension or limitation of conversions or transfers of Tokenized Shares.

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Additional Information About Investment Objective, Policies, and Related Risks

The Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments, see “Description of Permitted Investments” in this SAI.

With respect to the Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

To the extent that a reference in this SAI refers to the Adviser, such reference should also be read to refer to the Sub-Adviser, where the context requires.

Non-Diversification

The Fund is classified as a non-diversified investment company under the 1940 Act. A “non-diversified” classification means that the Fund is not limited by the 1940 Act with regard to the percentage of its total assets that may be invested in the securities of a single issuer. This means that the Fund may invest a greater portion of its total assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund. This may have an adverse effect on the Fund’s performance or subject Shares to greater price volatility than more diversified investment companies. Moreover, in pursuing its objective, the Fund may hold the securities of a single issuer in an amount exceeding 10% of the value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”).

Although the Fund is non-diversified for purposes of the 1940 Act, the Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” (“RIC”) for purposes of the Code. Compliance with the diversification requirements of the Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective. To qualify as a RIC under the Code, the Fund must meet the Diversification Requirement described in the section titled “Federal Income Taxes” in this SAI.

General Risks

The value of the Fund’s portfolio securities may fluctuate with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions. An investor in the Fund could lose money over short or long periods of time.

There can be no guarantee that a liquid market for the securities held by the Fund will be maintained. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid-ask spreads are wide. The liquidity risks associated with Tokenized Shares are separate from the liquidity risks associated with the Fund's portfolio holdings and are described below.

Blockchain Technology and Tokenized Share Recordkeeping Risk. Blockchain technology is relatively new, rapidly evolving and many of its uses may be untested. There are risks associated with the Fund’s issuance, redemption, transfer, conversion and recordkeeping of Tokenized Shares on the Ethereum blockchain, including risks of fraud, technological defects, smart-contract bugs or exploits, compromise or misuse of administrative keys or signing credentials, unauthorized or erroneous on-chain entries, validator or consensus failures, forks, network congestion, transaction-processing delays, unpredictable blockchain fees, private-key loss or compromise, and discrepancies between on-chain transaction history and off-chain official records, as well as risks that issues involving Tokenized Shares may be more difficult to resolve under existing law than similar issues involving traditional ETF shares. Any such risks could delay or prevent the issuance, redemption, transfer, conversion or recordkeeping of Tokenized Shares or otherwise adversely affect the operation of the Fund’s blockchain-integrated recordkeeping arrangements.

A transfer of Tokenized Shares between wallets on the Superstate Allowlist updates the Tokenized Share Component when the transfer reaches finality on the Ethereum blockchain, in accordance with the Digital Transfer Agent’s registration procedures, the Fund’s shareholder records and applicable law. For purposes of distributions, voting and other shareholder rights, holder status is determined by the Tokenized Share Component and the applicable transfer-agent procedures, and not merely by possession or control of a wallet or token. A transfer that is subsequently determined to have been unauthorized, fraudulent or erroneous may be subject to restrictions on further transfer, correction or other relief to the extent available under applicable law, court order and the Fund’s and the Digital Transfer Agent’s governing documents, policies and procedures.

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Cybersecurity Risk. Investment companies, such as the Fund, and their service providers, including the Digital Transfer Agent, wallet providers, blockchain networks, smart contracts, intermediaries and other service providers involved in Tokenized Shares, may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber attacks affecting the Fund or the Adviser, Sub-Adviser, custodian, Transfer Agent, Digital Transfer Agent, Authorized Participants, broker-dealers, market makers, wallet providers, blockchain networks, intermediaries, the Exchange and other third-party service providers may adversely impact the Fund. With respect to Tokenized Shares, cybersecurity risk also extends to the Digital Transfer Agent, a wallet provider, the Ethereum blockchain network, smart contracts, administrative keys, signing authorities, the Superstate Allowlist, off-chain registries and other components of the Digital Transfer Agent’s blockchain-integrated recordkeeping system. The smart contracts utilized by the Digital Transfer Agent in minting, burning and Allowlisting have been independently audited and reviewed. While these reviews did not reveal any security vulnerability they do not guarantee that the smart contracts are free of defects. The compromise, loss or unavailability of a private key, signing credentials, a wallet, the Ethereum blockchain network, an administrative key, a smart contract, the Superstate Allowlist or the Digital Transfer Agent’s off-chain records could delay or prevent access to, or transfer of, Tokenized Shares, could result in unauthorized minting, burning, freezing or restricting of Tokenized Shares, and a breach of the Digital Transfer Agent’s off-chain records linking a shareholder’s identity to its on-chain holdings could expose a shareholder’s identity and on-chain transaction history associated with the relevant wallet or public key. The Digital Transfer Agent may reissue Tokenized Shares to a replacement wallet under its Lost Key Policy, but reissuance is subject to verification and may be delayed or denied, and the Digital Transfer Agent cannot recover private keys or reverse a completed transfer. For instance, cyber attacks may interfere with the processing of shareholder transactions, including the issuance, transfer, conversion or recordkeeping of Tokenized Shares, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund, the Adviser and the Sub-Adviser may have limited ability to prevent or mitigate cybersecurity incidents affecting the Digital Transfer Agent, wallet providers, blockchain networks, Authorized Participants, broker-dealers or other third-party service providers. The Fund may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for issuers of securities and other instruments in which the Fund invests, counterparties, reference assets, Bitcoin ETPs, and stablecoin issuers or settlement providers used in Tokenized Share transactions, if any, which could result in material adverse consequences for such issuers, and may cause the Fund’s investments to lose value.

Digital Transfer Agent, Allowlist and Reconciliation Risk. The Fund depends on Superstate Services LLC, as Digital Transfer Agent, to maintain the Tokenized Share Component of the MSHF, perform wallet onboarding, know-your-customer, anti-money laundering and sanctions screening, administer the Superstate Allowlist, provide information for control reconciliation with Fund Services’ separate Fund-level records and administer minting, burning, or freezing restrictions on further transfers of Tokenized Shares and corrections to Tokenized Share records in accordance with applicable law, court order and the Fund’s and the Digital Transfer Agent’s governing documents, policies and procedures. The Digital Transfer Agent performs these functions directly, using third-party identity-verification and blockchain-analytics service providers, and holds only the administrative keys required to operate the smart contracts; it does not hold or custody investor private keys or Tokenized Shares. The Fund also depends on the Digital Transfer Agent to administer smart-contract administrative keys and signing authorities and to operate related controls. The Adviser does not control, and is not affiliated with, the Digital Transfer Agent. An investor whose wallet is not approved, or whose allowlist status is rejected, suspended or revoked, or whose Tokenized Shares are frozen may be unable to hold or transfer Tokenized Shares through that wallet. Removal of a wallet from the Superstate Allowlist does not, by itself, cancel or transfer the underlying Shares, extinguish the holder’s ownership of them or authorize a forced transfer, but the holder may be permitted, subject to applicable procedures, to transfer the Tokenized Shares to another approved wallet or change their recordkeeping format to DTCC Shares. Such actions may occur at a disadvantageous time, may delay or prevent the investor from selling Shares, and may provide the investor with limited recourse under applicable agreements and procedures. Failures, delays, errors or disputes in the Digital Transfer Agent’s onboarding, screening, allowlisting, reconciliation, smart-contract administration or recordkeeping processes could delay or prevent issuance, transfer, conversion, settlement, voting, distributions or other shareholder actions involving Tokenized Shares. Tokenized Share processing, including minting, burning, transfers or conversions, may be suspended or delayed as a result of legal, regulatory, sanctions, cybersecurity, operational, reconciliation or third-party system issues. In the event of an unreconciled inconsistency between the Digital Transfer Agent’s records and the Transfer Agent’s records, the Transfer Agent’s records will control solely with respect to the Fund-level total Shares outstanding and Shares issued or cancelled, and any resulting adjustments will be reflected in the Digital Transfer Agent’s book-entry records and, as applicable, the associated on-chain records. Holder- and wallet-level differences will be addressed in accordance with the Digital Transfer Agency Agreement and the Digital Transfer Agent’s procedures.

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Market Disruption Risk. Events such as public health emergencies (e.g., the COVID-19 pandemic), geopolitical conflicts, inflationary pressures, and instability in global financial systems have caused—and may continue to cause—significant disruptions in economies and markets worldwide. These disruptions have led to volatility in securities markets, supply chain breakdowns, labor shortages, reduced consumer confidence, increased interest rates, sanctions regimes, and cyber-related threats. Any such event could materially and adversely affect the value and liquidity of the Fund’s investments, impede its ability to operate or achieve its investment objective, or impair market access for trading or financing. Such events could also disrupt the Exchange, DTC, the Ethereum blockchain, the Digital Transfer Agent, the Transfer Agent, Authorized Participants, broker-dealers, wallet providers or other systems used to create, redeem, transfer, convert or maintain records for Shares, including Tokenized Shares. Unpredictable developments in these areas may exacerbate existing market risks or create new ones, and the full impact of such events may not be known for some time.

Multi-Class Treatment Risk. DTCC Shares and Tokenized Shares are treated as a single class of Shares because they represent the same underlying Shares and have identical economic and voting rights, notwithstanding differences in the manner in which such Shares are recorded, held, transferred, restricted, serviced and converted. Transaction-specific commissions, platform fees, blockchain network fees or other charges that are borne by the Adviser or its affiliates, an Authorized Participant, shareholder or other transacting party in connection with Tokenized Share transactions are not intended to be Fund expenses or to create a separate class of Shares, and no Tokenized Share-specific expense is intended to be allocated to the Fund in a manner that causes holders of one recordkeeping format to bear a different Fund-level expense solely because of that format. If the SEC, its staff or a court were to disagree with the Fund’s treatment of DTCC Shares and Tokenized Shares as a single class, the Fund could be required to adopt a multi-class plan, obtain exemptive relief, restructure its share classes, cease issuing Tokenized Shares, or take other remedial action, any of which could be disruptive, costly and adverse to the Fund and its shareholders. Regulation of blockchain technologies and tokenized securities is also rapidly evolving and may adversely affect the Fund, its shareholders and its service providers.

Tax Risks. As with any investment, you should consider how your investment in Shares, including Tokenized Shares, will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in, exchange, transfer or otherwise dispose of Shares.

A sale, exchange, peer-to-peer transfer for value or other disposition of Tokenized Shares may be a taxable event. A change in recordkeeping format between Tokenized Shares and DTCC Shares is not intended to constitute a sale, exchange, redemption or other taxable disposition of Fund Shares, but the tax treatment of Tokenized Share transactions may be uncertain and may depend on a shareholder’s particular circumstances. Tokenized Share transactions may involve additional tax reporting, cost basis, withholding, backup withholding, and blockchain transaction fees. Shareholders should consult their own tax professionals regarding the tax consequences of holding, transferring, converting or otherwise transacting in Tokenized Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Shares.

Tokenized Shares Intermediary Risks. Custodians, broker-dealers, Authorized Participants, market makers and other financial intermediaries may not be willing or operationally able to hold, service, transfer, settle, support tax reporting for, or facilitate conversions or transactions in Tokenized Shares in the same manner as DTCC Shares. Shareholders who hold Tokenized Shares through an intermediary are subject to the operational capabilities, policies, fees and restrictions of that intermediary. The Fund makes no representation regarding the ability or willingness of any intermediary to accommodate Tokenized Shares.

In addition, because Tokenized Shares held directly on the records of the Digital Transfer Agent or in a self-hosted or third-party non-broker wallet are not held through a traditional brokerage account, holders of such Tokenized Shares may not have access to margin, lending, or pledging facilities that would otherwise be available to holders of DTCC Shares held through a regulated broker-dealer, and such arrangements may not be available for Tokenized Shares. Investors subject to the Employee Retirement Income Security Act of 1974 (“ERISA”) or analogous fiduciary standards should carefully consider whether holding Tokenized Shares is appropriate for them before electing to do so, as certain employee benefit plans and other investors subject to ERISA or analogous fiduciary standards may be subject to restrictions on holding assets recorded on a blockchain.

Tokenized Share Risks. The Fund may issue a portion of its Shares as Tokenized Shares recorded on the Ethereum blockchain and maintained by the Digital Transfer Agent. Tokenized Shares are subject to risks that do not apply to DTCC Shares, including risks relating to blockchain technology, the Digital Transfer Agent, the Superstate Allowlist and investor eligibility, private keys and wallets, smart-contract administration (including minting, burning, freezing, correction and transfer-restriction functions), reconciliation and settlement, on-chain transparency and privacy, sanctions and anti-money-laundering screening, secondary-market trading and liquidity, conversion between recordkeeping formats, intermediary readiness and support, administrative keys and signing authorities, possible suspension, modification or discontinuation of the Tokenized Share structure, the legal consequences of peer-to-peer transfers, and the evolving regulatory treatment of tokenized securities, including potential multi-class treatment under Section 18 of the 1940 Act. The Fund may determine to suspend, modify or discontinue the issuance, transfer or conversion of Tokenized Shares if the Fund or its service providers determine that continuing to support Tokenized Shares is impracticable, inadvisable or inconsistent with applicable law, regulation, operational requirements or the interests of the Fund and its shareholders. These risks are described in the Prospectus under “Additional Information About the Fund — Additional Information About the Fund’s Principal Risks” and in the summary risk disclosure, and elsewhere in this SAI, and shareholders should review those risk factors carefully.

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Tokenized Share Trading and Liquidity Risk. The willingness or ability of broker-dealers and other intermediaries or exempt entities to enable liquidity in Tokenized Shares may be limited, no such intermediary or platform has been established for Tokenized Shares as of the date of this SAI, and there can be no assurance as to when or if such liquidity will be achieved. Any organized or intermediated secondary market trading in Tokenized Shares must be conducted through appropriately permitted means. The SEC recently issued an Innovation Exemption that provides temporary, conditional relief from the Exchange Act definition of “exchange” for qualifying Tokenized Securities Venues to facilitate limited trading in eligible Tokenized NMS Stock. The Innovation Exemption does not provide relief under the 1940 Act, including with respect to Sections 18 and 22(d) or Rule 22c-1 thereunder. There is no assurance that a TSV will be established to support secondary trading of the Fund’s Tokenized Shares. If established, the operation of one or more TSVs will be subject to the limitations and restrictions, including volume limitations, which could continue to constrain on-chain liquidity of Tokenized Shares. Peer-to-peer transfers of Tokenized Shares do not constitute a public trading market, are limited to transfers among wallets on the Superstate Allowlist, and neither the Fund nor the Digital Transfer Agent will play any role in connecting transferors and transferees. Such transfers may occur at prices negotiated between the transferor and the transferee that differ materially from the Fund’s NAV, the market price of DTCC Shares on the Exchange or prices otherwise available in the market. The Fund makes no representation regarding the prices at which Tokenized Shares may be transferred on a peer-to-peer basis, and peer-to-peer transfers may have legal, regulatory or tax consequences for the transferor or transferee. If an investor wishes to access traditional exchange liquidity, the investor may need to change the recordkeeping format of Tokenized Shares to DTCC Shares, which may take multiple business days and during which market prices may move adversely and during which the investor may be unable to sell Shares on the Exchange. There can be no assurance that any such change in recordkeeping format will be completed within any particular timeframe.

Description of Permitted Investments

The following are descriptions of the permitted investments and investment practices and the associated risk factors. The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund’s investment objective and permitted by the Fund’s stated investment policies.

The Fund does not invest in digital assets directly or in initial coin offerings. The Fund does, however, have indirect exposure to digital assets by virtue of its investments in derivatives that utilize a Ethereum ETP (as defined in the Prospectus) or an index of Ethereum ETPs as the reference asset. Because the Fund does not invest directly in any digital assets, it may not track price movements of any digital assets. The issuance of Tokenized Shares does not alter the Fund’s investment objectives and does not create direct portfolio (i.e., investment) exposure to any blockchain network or digital asset. The Fund does not act as a counterparty in any blockchain transaction and does not hold any blockchain wallet or private key.

Borrowing. Although the Fund does not intend to borrow money, the Fund may do so to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund may borrow up to one-third (1/3) of its total assets. The Fund will borrow money only for short-term or emergency purposes. Such borrowing is not for investment purposes and will be repaid by the Fund promptly. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Derivatives. Derivatives are financial instruments that derive their performance from an underlying asset. Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. They also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. The counterparty to a derivative contract might default on its obligations. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund that invests in derivatives may change quickly and without warning.

For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If the Fund uses derivatives to “hedge” a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the portfolio of the Fund. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. The regulation of derivatives is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, Commodity Futures Trading Commission (“CFTC”) and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

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The Fund complies with Rule 18f-4 under the 1940 Act with respect to its derivatives transactions. Rule 18f-4 imposes limits and conditions on funds’ use of derivatives, including value-at-risk (“VaR”) limitations and, unless a fund qualifies as a limited derivatives user, requirements to adopt a derivatives risk management program and appoint a derivatives risk manager. The Fund has adopted policies and procedures designed to comply with the requirements of Rule 18f-4.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Fund engages in derivative transactions, may limit or prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment objective. The Adviser will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Fund’s ability to enter into these instruments. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business.

Exchange-Traded Funds (“ETFs”). The Fund may invest in shares of other investment companies (including ETFs). As the shareholder of another ETF, the Fund would bear, along with other shareholders, its pro rata portion of the other ETF’s expenses, including advisory fees. Such expenses are in addition to the expenses the Fund pays in connection with its own operations. The Fund’s investments in other ETFs may be limited by applicable law.

Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on investments in ETFs. ETFs also carry the risk that the price the Fund pays or receives may be higher or lower than the ETF’s NAV. ETFs are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. ETFs and other investment companies in which the Fund may invest may be leveraged, which would increase the volatility of the Fund’s NAV.

Exchange-Traded Notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Exchange-Traded Products (“ETPs”). The Fund is subject to the risks associated with the direct ownership of the investments held or represented by the ETPs in which it invests. In addition, the shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETF’s shares) for a number of reasons. For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF’s investments, which may be exacerbated in less liquid markets.

Illiquid Investments. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments, as such term is defined by Rule 22e-4 under the 1940 Act. The Fund may not invest in illiquid investments if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid investments. Illiquid investments include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets. The inability of the Fund to dispose of illiquid investments readily or at a reasonable price could impair the Fund’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by the Fund that are eligible for resale pursuant to Rule 144A, except for certain 144A bonds, will be monitored by the Fund on an ongoing basis. In the event that more than 15% of its net assets are invested in illiquid investments, the Fund, in accordance with Rule 22e-4(b)(1)(iv), will report the occurrence to both the Board and the SEC and seek to reduce its holdings of illiquid investments within a reasonable period of time.

7	Grayscale Ethereum Covered Call ETF

Investment Company Securities. The Fund may invest in the securities of other investment companies, including money market funds and ETFs, subject to applicable limitations under Section 12(d)(1) of the 1940 Act and Rule 12d1-4 under the 1940 Act. Investing in another pooled vehicle exposes the Fund to all the risks of that pooled vehicle. Pursuant to Section 12(d)(1), the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies that are money market funds in excess of the limits discussed above.

If the Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including the Fund. The acquisition of Shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by exemptive rules under the 1940 Act (such as Rule 12d1-4) or as may be permitted by an exemptive order that permits registered investment companies to invest in the Fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the registered investment company enter into an agreement with the Fund regarding the terms of the investment.

The Fund may rely on Section 12(d)(1)(F) and Rule 12d1-3 under the 1940 Act, which provide an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if, among other conditions: (a) the Fund, together with its affiliates, acquires no more than 3% of the outstanding voting stock of any acquired fund, and (b) the sales load charged on Shares is no greater than the limits set forth in Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Additionally, the Fund may rely on Rule 12d1-4 under the 1940 Act to invest in such other funds in excess of the limits of Section 12(d)(1) if the Fund complies with the terms and conditions of such rule.

Options. The Fund may buy and write (sell) options on securities and other assets for the purpose of realizing its investment objective. Options may settle in cash or settle by a delivery of securities or other assets underlying the options.

Basic option positions (calls and puts). By buying a call option, the Fund has the right, in return for a premium paid during the term of the option, to buy the asset underlying the option at the exercise price. By writing (selling) a call option the Fund becomes obligated during the term of the option to sell the asset underlying the option at the exercise price if the option is exercised; conversely, by buying a put option, the Fund has the right, in return for a premium paid during the term of the option, to sell the asset underlying the option at the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the asset underlying the option at the exercise price if the option is exercised.

When the Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid.

Cash-settled options. Cash-settled options give the holder (purchaser) of an option the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the value of the underlying asset upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the level at which the exercise price of the option is set. The amount of cash received, if any, will be the difference between the value of the underlying asset and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser.

Cleared options and the OCC. In the case of cleared options, in order to secure the obligation to deliver the underlying asset in the case of a call option, the writer of a call option is required to deposit in escrow the underlying asset or other assets in accordance with the rules of the Options Clearing Corporation (the “OCC”), a clearing agency created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees performance by the other side of the transaction. Pursuant to relevant regulatory requirements, the Fund is required to agree in writing to be bound by the rules of the OCC. The principal reason for the Fund to write call options on assets held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying assets alone.

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If the Fund that writes an option wishes to terminate the Fund’s obligation, the Fund may effect a “closing purchase transaction.” The Fund accomplishes this by buying an option of the same series as the option previously written by the Fund (i.e., same underlying security, exercise price and expiration date). The effect of the purchase is that the writer’s position will be canceled by the OCC and does not result in the ownership of an option. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

Likewise, if the Fund purchases an option it wishes to sell, it may liquidate its position by effecting a “closing sale transaction.” The Fund accomplishes this by selling an option of the same series as the option previously purchased by the Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. The Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put option. The Fund also will realize a gain if a call or put option which the Fund has written lapses unexercised, because the Fund would retain the premium.

Covered calls. In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. A call option also is covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the Fund segregates liquid assets in the amount of the difference.

Covered puts. Puts may also be written on a covered basis, which means that the Fund would segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described in the next sentence. A put option also is covered if the Fund holds a put option on the same security as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written, provided the Fund segregates liquid assets in the amount of the difference.

Yield curve options. With respect to yield curve options, a call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option generally is limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options also may be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

Risks of Options Generally. There are several risks associated with transactions in certain options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

9	Grayscale Ethereum Covered Call ETF

Other Short-Term Instruments. In addition to repurchase agreements, the Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1” by S&P or, if unrated, of comparable quality as determined by the Sub-Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Sub-Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Repurchase Agreements. The Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which the Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of the Fund's net assets will be invested in illiquid investments, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Securities Lending. The Fund may lend portfolio securities to certain creditworthy borrowers, including the Fund’s securities lending agent. Loans of portfolio securities provide the Fund with the opportunity to earn additional income on the Fund’s portfolio securities. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash, or money market instruments, or money market funds at least equal at all times to the market value of the loaned securities. The borrower pays to the Fund an amount equal to any dividends or interest received on loaned securities. The Fund retains all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially. Furthermore, because of the risks of delay in recovery, the Fund may lose the opportunity to sell the securities at a desirable price. The Fund will generally not have the right to vote securities while they are being loaned.

U.S. Government Securities. The Fund may invest in U.S. government securities. U.S. Government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years); (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (such as certificates issued by the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities (such as securities issued by the Federal National Mortgage Association); or (d) only the credit of the agency or instrumentality (such as securities issued by the Federal Home Loan Mortgage Corporation); and (3) obligations issued by nongovernmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to a market crisis or otherwise. Agencies and instrumentalities of the U.S. Government include but are not limited to: Farmers Home Administration, Export-Import Bank of the United States, Federal Housing Administration, Federal Land Banks, Federal Financing Bank, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Bank System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, General Services Administration, Government National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Maritime Administration, Small Business Administration, Tennessee Valley Authority, Washington D.C. Armory Board and any other instrumentality established or sponsored by the U.S. Government.

10	Grayscale Ethereum Covered Call ETF

In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates and other factors. In addition, any downgrade of the credit rating of the securities issued by the U.S. Government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action (or lack thereof), is unable to meet its obligations, or its creditworthiness declines, the performance of a fund that holds securities of the entity will be adversely impacted.

Investment Policies

The Fund has adopted the following investment policies as fundamental investment policies. These investment policies cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund. The Fund has also adopted certain non-fundamental investment policies, including its investment objective. Non-fundamental investment policies may be changed by the Trustees without shareholder approval. Therefore, the Fund may change its investment objective without shareholder approval upon written notice to shareholders.

Fundamental Investment Policies

The Fund may not:

1.	Concentrate its investments (i.e., hold 25% or more of its total assets) in any industry or group of related industries, except that the Fund may invest more than 25% of its total assets in investments that provide exposure to Ether and/or Ether derivatives contracts. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, registered investment companies, and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2.	Borrow money, except to the extent permitted under the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

3.	Issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

4.	Make loans, except to the extent permitted under the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

5.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This shall not prevent the Fund from investing in (i) issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, (ii) real estate investment trusts or (iii) securities or other instruments that are secured by real estate or interests therein.

6.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

7.	Underwrite securities issued by other persons. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act.

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If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitation with respect to the borrowing of money will be observed continuously.

With respect to the Fund’s fundamental investment policies related to borrowing and senior securities, the 1940 Act limits the Fund’s ability to borrow money, except that the Fund may borrow from any bank provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. In addition to borrowings that are subject to 300% asset coverage and are considered by the SEC to be permitted “senior securities,” the Fund is also permitted under the 1940 Act to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

With respect to the Fund’s fundamental investment policy related to loans, the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. This limitation shall not apply to (i) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with the Fund’s investment policies, (ii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s assets.

With respect to the Fund’s fundamental investment policy related to commodities, the Fund does not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, oil, precious metals and grains). Accordingly, the Fund interprets its fundamental restriction regarding purchasing and selling physical commodities to permit the Fund (subject to the Fund’s investment objectives and investment policies as stated in the Fund’s prospectus and this SAI) to invest directly in foreign currencies and other financial commodities and to purchase, sell or enter into foreign currency futures contracts and options thereon, foreign currency forward contracts, foreign currency options, currency, commodity- and financial instrument-related swap agreements, hybrid instruments, interest rate, securities-related or foreign currency-related futures contracts or other currency-, commodity- or financial instrument-related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. The Fund also interprets its fundamental restriction regarding purchasing and selling physical commodities to permit the Fund to invest in exchange-traded products, pooled investment vehicles or other entities that invest in physical and/or financial commodities, subject to the limits described in the Fund’s prospectus and this SAI.

Non-Fundamental Investment Policy

The Fund has adopted a non-fundamental investment policy, in accordance with Rule 35d-1 under the 1940 Act, to invest, under normal circumstances, at least 80% of its net assets (including investment borrowings) in options contracts that utilize a Ethereum ETP as the reference asset. For purposes of compliance with this 80% investment policy, derivative contracts will be valued at their notional value. The Board may change this non-fundamental policy at any time upon 60 days’ advance notice to shareholders.

Management

Board Responsibilities.

The management and affairs of the Trust and its series, including the Fund, are overseen by the Board, which elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Fund. The Board has approved contracts, as described below, under which certain companies provide essential services to the Trust.

The day-to-day business of the Trust, including the management of risk, is performed by third-party service providers, such as the Adviser, the Sub-Adviser, the Distributor, the Administrator, the Transfer Agent and the Digital Transfer Agent. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to risk management performed by those service providers. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business.

The Board’s role in risk oversight begins before the inception of the Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objective, strategies, and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Adviser and Sub-Adviser provide the Board with an overview of, among other things, their investment philosophy, brokerage practices, and compliance infrastructure. Thereafter, the Board continues its oversight function by receiving regular reports from various personnel, including the Trust’s Chief Compliance Officer, and personnel of the Adviser, Sub-Adviser, and other service providers. In addition, the Fund’s independent registered public accounting firm, makes periodic reports to the Audit Committee and/or to the Board.

12	Grayscale Ethereum Covered Call ETF

The Board is responsible for overseeing the nature, extent, and quality of the services provided to the Fund by the Adviser and the Sub-Adviser and receives information about those services at its meetings. In addition, on an annual basis (following the initial two-year period), in connection with its consideration of whether to renew the Advisory Agreement (as defined herein) with the Adviser, and the Sub-Advisory Agreement with the Sub-Adviser, the Board or its designee meets with the Adviser and/or the Sub-Adviser to review such services. Among other things, the Board regularly considers the Adviser’s and the Sub-Adviser’s adherence to the Fund’s investment restrictions, compliance with various Fund policies and procedures and compliance with applicable securities regulations. The Board also reviews information about the Fund’s performance including its premiums, discounts and bid-ask spreads.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance matters and Fund, Adviser, or Sub-Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s compliance policies and procedures and those of its service providers, including the Adviser and the Sub-Adviser. The report addresses, among other matters, the operation of the policies and procedures of the Trust and each service provider, any material changes made or expected to be made to such policies and procedures, and any material compliance matters, in each case since the date of the last report. At least annually, the Board also reviews the adequacy and effectiveness of the Trust's and relevant service providers' policies and procedures relating to the tokenized share structure and the use of blockchain-integrated recordkeeping systems.

The Board receives reports from the Fund’s service providers regarding operations and risks related to, among other matters, the valuation and liquidity of portfolio securities. The Board also receives reports regarding the tokenized share structure, blockchain-integrated recordkeeping, wallet allowlist and investor onboarding, reconciliation between the Transfer Agent and the Digital Transfer Agent, smart-contract administration, and related cybersecurity and operational matters. In this regard, annually, the Fund’s independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on areas of risk for the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls over financial reporting. In connection with this oversight function, the Board receives reports on Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its financial statements is accurate.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate all risks, and that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s investment objective. In addition, the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser, Sub-Adviser, and other service providers. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are four members of the Board, three of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”). One Independent Trustee serves as Chairman of the Board and, in that capacity, acts as a liaison between the Adviser and the Independent Trustees and leads the Independent Trustees in all aspects of their oversight of the Trust. Among other things, the Chairman reviews and approves the agenda for each Board and Committee meeting and facilitates intra-quarter communication among the Trust’s Independent Trustees. The Trustees believe that the Board’s leadership structure is appropriate given the characteristics and circumstances of the Trust. The Trustees also believe that this structure facilitates the exercise of the Board’s independent judgment in fulfilling its oversight function.

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Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o 290 Harbor Drive, 4th Floor, Stamford, Connecticut 06902.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
James E. Farmer III Born: 1967	Trustee	Indefinite term; since 2024	Chief Operating Officer of Morningstar (2025-present); Chief of Index Administration, Morningstar (2023-2024); Chief Commercial Officer and Head of Capital Markets, S&P Dow Jones Indices (2006-2021).	5	N/A

Richard M. Goldman Born: 1961	Trustee, Chairman of the Board; Nominating and Governance Committee Chair	Indefinite term; since 2024	Managing Member, Becket Capital, LLC (2012-present).	5	Marblegate Acquisition Corporation (2022-present)

Donna Milia Born: 1974	Trustee; Audit Committee Chair	Indefinite term; since 2024	Senior Advisor (2019-2022) and CFO, Galaxy Digital (2017-2019); CFO, BlackRock Capital Investment Corp. (2015-2017).	5	HPS Funds 2 (2023-present)

Interested Trustees

Stephen E. Vanourny Jr.* Born: 1973	Trustee	Indefinite term; since 2026	Head of Index at Grayscale Operating, LLC (2026-present); Head of Product Development and Strategy at ProShares (2022-2025); President and Co-founder of Continuum Capital Managers (2015-2022).	5	N/A

*Mr. Vanourny is treated as an Interested Trustee because of his professional role with the Adviser.

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. In this regard, the Trust has considered each Trustee’s experience, qualifications, attributes, and skills, as described below.

Independent Trustees. The Trust has concluded that Mr. Farmer should serve as a Trustee because of his extensive knowledge and expertise in the financial services industry. Mr. Farmer is the Chief Operating Officer at Morningstar, Inc. He also serves on the board of two of Morningstar’s European affiliates. Prior to his time at Morningstar, Mr. Farmer worked as the Global Head of Capital Markets at S&P Dow Jones Indices. Before that, he held various other positions at S&P Dow Jones Indices and worked at Susquehanna International Group. He received his B.S. in Marketing from Drexel University.

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The Trust has concluded that Mr. Goldman should serve as a Trustee and the Chairman of the Board because he has extensive experience in the investment management business, including serving as Managing Member of Becket Capital, LLC, which is an advisory services firm for investment management companies. Prior to that, Mr. Goldman served as the Chief Operating Officer of Guggenheim Investments and was the Chief Executive Officer at Rydex Investments, and a member of the Rydex Funds’ Board of Trustees. He received his bachelor’s degree from Bowdoin College.

The Trust has concluded that Ms. Milia should serve as a Trustee because of her extensive knowledge and experience in the accounting, financial services, digital assets and investment management industries. Ms. Milia served as a Senior Advisor of Galaxy Digital (TSX: GLXY) from 2019 to 2022. From 2017 to 2019, she served as the Chief Financial Officer of Galaxy Digital. In this capacity, Ms. Milia created and built the accounting and reporting infrastructure of the company that supported its initial public offering. Prior to joining Galaxy Digital, she was a Managing Director at Blackrock and the Chief Financial Officer and Treasurer of BlackRock Capital Investment Corporation, a publicly-listed business development company (NASDAQ: BKCC). Prior to BlackRock, she worked, among other things, as an auditor at Grant Thornton LLP. She holds a B.S. in Accounting from Lehigh University and is a CPA.

Interested Trustees. The Trust has concluded that Mr. Vanourny should serve as Trustee because he has extensive knowledge of and experience in the financial services and investment management industries, including serving as Head of Index of Grayscale Operating, LLC where he oversees daily trading, exchanges and asset management. Prior to that, Mr. Vanourny served as Head of Product Development and Strategy at ProShares and was President and Co-Founder of Continuum Capital Managers.

Board Committees. The Board has established the following standing committees:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: making a recommendation to the Board as to the Fund’s independent registered public accounting firm; reviewing the independent registered public accounting firm’s compensation, scope and terms of its engagement, and independence; pre-approving audit and non-audit services provided by the independent registered public accounting firm to the Trust and certain other affiliated entities; leading communications between the independent registered public accounting firm and the Trustees; reviewing the results of each audit, including any qualifications in the independent registered public accounting firm’s opinion; overseeing management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit; reviewing the Fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firm’s report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements; and other audit-related matters. The Audit Committee meets at least semi-annually. During the fiscal year ended December 31, 2025, the Audit Committee met four times.

Nominating and Governance Committee. The Board has a standing Nominating and Governance Committee that is composed of each of the Independent Trustees of the Trust. The Nominating and Governance Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating and Governance Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust’s Board, if any. The Nominating and Governance Committee generally will not consider nominees recommended by shareholders. The Nominating and Governance Committee is also responsible for, among other things, reviewing and making recommendations regarding Independent Trustee compensation and conducting the Trustees’ annual “self-assessment.” The Nominating and Governance Committee meets periodically, as necessary. During the fiscal year ended December 31, 2025, the Nominating and Governance Committee met two times.

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Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o 290 Harbor Drive, 4th Floor, Stamford, Connecticut 06902. Additional information about the officers of the Trust is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Stephen E. Vanourny Jr. Born: 1973	President and Principal Executive Officer	Indefinite term; since 2026	Head of Index at Grayscale Operating, LLC (2026-present); Head of Product Development and Strategy at ProShares (2022-2025); President and Co-founder of Continuum Capital Managers (2015-2022).

Daniel Plourde Born: 1980	Treasurer and Principal Financial Officer	Indefinite term; since 2026	Senior Vice President of Finance at Grayscale Operating, LLC (2026-present); Vice President of Finance at Grayscale Operating, LLC (2025-2026); Vice President of Finance at Grayscale Investments, LLC (2022-2024); Vice President, at Gabelli Asset Management (2021-2022); and Vice President at State Street Global Advisors (2015-2021).

James A. Mautino Born: 1968	Chief Compliance Officer	Indefinite term; since 2026	Director and Fund Chief Compliance Officer at ACA Group (2026-present); Chief Compliance Officer at Allianz Asset Management (2024-2026); and Global Head of Compliance at Aegon Asset Management(2014-2024).

Kenny Terrero Born: 1975	Secretary	Indefinite term; since 2026	Managing Director, Senior ETF/ETP Counsel at Grayscale Operating LLC (2025-present); Partner at Sidley Austin LLP (2023-2025); and Counsel at Sidley Austin LLP (2015-2022).

Meaghan Dawley Born: 1990	Assistant Secretary	Indefinite term; since 2026	Senior Associate, Senior Paralegal at Grayscale Operating, LLC (2026-present); Associate, Paralegal at Grayscale Operating, LLC (2024-2026);Senior Paralegal at Franklin Templeton (2021-2024); and Paralegal at Franklin Templeton (2020-2021).

Trustee Ownership of Shares. The Fund is required to show the dollar amount ranges of each Trustee’s “beneficial ownership” of Shares of the Fund and shares of each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (“1934 Act”).

The following table sets forth the dollar range of equity securities beneficially owned by the Independent and Interested Trustees in the Fund and all funds in Grayscale Funds Trust overseen by the Fund’s Trustees as of December 31, 2025, unless otherwise noted.

Name of Trustee	Dollar Range of Equity Securities in the Fund ($)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in Grayscale Funds Trust Complex Overseen by Trustees ($)
Independent Trustees:
James E. Farmer III	None	None
Richard M. Goldman	None	None
Donna Milia	None	None

Interested Trustee:
Stephen E. Vanourny Jr.*	None	None

*Mr. Vanourny joined the board as of July 7, 2026. Information is as of the date of his joining.

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As of December 31, 2025, none of the Independent Trustees or members of their immediate families, beneficially owned or owned of record securities representing interests in the Adviser, Sub-Adviser or Distributor of the Trust, or any person directly or indirectly controlling, controlled by or under common control with such persons.

As of December 31, 2025, the officers of the Trust and Trustees, in the aggregate, owned less than 1% of the shares of the Fund.

Board Compensation. Since May 5, 2025, each Independent Trustee has received annual compensation of $34,000, paid in equal quarterly installments, for his or her service as an Independent Trustee, including attendance at the four regularly scheduled quarterly meetings. The Trust has no pension or retirement plan. Prior to May 5, 2025, other than Mr. Farmer, the Independent Trustees each received an annual trustee fee of $20,000 for his or her service as an Independent Trustee, including attendance at the four quarterly scheduled meetings. Prior to September 19, 2025, Mr. Farmer did not receive an annual fee for his services as Trustee.

The following table shows the compensation paid to each Trustee for services to the Fund and the aggregate compensation paid to them for services to the Grayscale Fund Complex for the calendar year ended December 31, 2025. Independent Trustee fees are paid by the Adviser from the unified management fee and not by the Fund. Trustee compensation does not include reimbursed out-of-pocket expenses in connection with attendance at meetings.

Name	Aggregate Compensation From Fund*	Total Compensation From Fund Complex Paid to Trustees*
Interested Trustee
David LaValle±	$0	$0
Edward McGee	$0	$0
Independent Trustees
Richard M. Goldman	$0	$35,500
James E. Farmer III	$0	$11,333**
Donna Milia	$0	$35,500

*	Information is as of December 31, 2025.
**	Prior to September 19, 2025, Mr. Farmer did not receive any compensation for his services as Trustee.
±	Mr. LaValle resigned from the Board effective July 29, 2025.

Limitation of Trustees’ Liability

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the By-laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

Principal Shareholders, Control Persons, and Management

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.

The table below shows the percentage ownership of each shareholder or “group” (as that term is used in Section 13(d) of the 1934 Act) who, based on the securities position listing report as of [ ], 2026, owned of record, or is known by the Trust to have owned of record or beneficially, 5% or more of the shares of the Fund (the “Principal Holders”). The Trust does not have information concerning the ultimate beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants.

Name of Beneficial Owner	Percentage of Ownership (%)

[ ]	[ ]

[ ]	[ ]

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Investment Adviser and Sub-Adviser

Investment Adviser

Grayscale Advisors, LLC, a Delaware limited liability company located at 290 Harbor Drive, 4th Floor, Stamford, Connecticut 06902, serves as the investment adviser to the Fund. The Adviser was founded in 2021 and is a wholly-owned subsidiary of Grayscale Operating, LLC, which is indirectly controlled by Barry E. Silbert by virtue of his indirect ownership of more than 25% of the outstanding equity interests in an entity which controls the Adviser.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the oversight of the Board. The Adviser is also responsible for arranging transfer agency, custody, fund administration and accounting, and other related services necessary for the Fund to operate. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services. Under the Advisory Agreement, in exchange for a single unitary management fee, the Adviser has agreed to pay all expenses incurred by the Fund except for (i) the fee paid to the Adviser pursuant to the Advisory Agreement, (ii) interest charges on any borrowings, (iii) dividend and other expenses on securities sold short, (iv) taxes, (v) brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, (vi) acquired fund fees and expenses, (vii) accrued deferred tax liability, (viii) litigation and litigation-related indemnification expenses, (ix) distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, (x) compensation payable to a party not affiliated with the Adviser in connection with the recovery of tax reclaims, and (xi) other extraordinary or non-routine expenses. For services provided to the Fund, the Fund pays the Adviser a unified management fee at an annual rate of 0.65% based on the Fund’s average daily net assets.

The Advisory Agreement with respect to the Fund will continue in force for an initial period of two years. Thereafter, the Advisory Agreement will be renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Adviser or the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares. The Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Trust or the Adviser.

The Adviser shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.

For services rendered during the fiscal period set forth below, the following table sets forth the management fees paid by the Fund to the Adviser.

Fiscal Period Ended	Management Fees Earned	Acquired Fund Fees and Expenses Reimbursed	Management Fee Paid (After Acquired Fund Fees and Expenses Reimbursed)
December 31, 2025*	$11,983	—	$11,983

*The Inception date of the Fund was September 4, 2025.

Sub-Adviser

The Trust, on behalf of the Fund, and the Adviser have retained Vident, to serve as sub-adviser for the Fund. The Sub-Adviser was established in 2016.

Pursuant to the Sub-Advisory Agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser is responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser, subject to the supervision of the Adviser and the Board. For the services it provides to the Fund, the Sub-Adviser is compensated by the Adviser from the management fees paid by the Fund to the Adviser.

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The Sub-Advisory Agreement will continue in force for an initial period of two years. Thereafter, the Sub-Advisory Agreement is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding Shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Sub-Adviser, or by the Sub-Adviser on 60 days’ written notice to the Adviser and the Trust. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Portfolio Managers

The Fund is managed by Yin Bhuyan, Rafael Zayas, CFA and Austin Wen, CFA for the Sub-Adviser (the “Portfolio Managers”).

Other Accounts. In addition to the Fund, the Portfolio Managers managed the following other accounts as of December 31, 2025, none of which were subject to a performance-based management fee:

Portfolio Managers	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Yin Bhuyan	30	$2,487,721,556	3	$47,108,935	0	$0
Rafael Zayas, CFA	63	$9,449,498,230	18	$4,671,127,756	0	$0
Austin Wen, CFA	79	$10,436,114,336	21	$4,718,236,691	0	$0

Portfolio Managers Fund Ownership. The Fund is required to show the dollar range of its portfolio managers’ “beneficial ownership” of Shares as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of December 31, 2025, the portfolio managers did not own any shares of the Fund.

Portfolio Managers Compensation. The Portfolio Managers receive a fixed base salary and discretionary bonus that are not tied to the performance of the Fund.

Description of Material Conflicts of Interest. The Portfolio Managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have similar investment objectives as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a Portfolio Manager could favor one account over another. Another potential conflict could include a Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby such Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Sub-Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Sub-Adviser manages are fairly and equitably allocated.

The Administrator, Custodian, and Transfer Agent

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), located at 615 East Michigan Street, Milwaukee, WI 53202, serves as the Fund’s transfer agent, administrator, and index receipt agent. Fund Services’ role as transfer agent with respect to Tokenized Shares is that of the Fund’s recordkeeping and DTC-facing transfer agent: serving as recordkeeping transfer agent with respect to the Fund’s master securityholder file, which consists of linked records maintained by Fund Services and the Digital Transfer Agent and Fund-level control records of total Shares outstanding, including records relating to DTCC Shares and aggregate positions associated with Tokenized Shares, authorizing the issuance and cancellation of Shares in connection with Creation Unit transactions, processing the DTC leg of changes in recordkeeping format, and reconciling the aggregate Tokenized Share position reported by the Digital Transfer Agent against the Fund’s total Shares outstanding. Fund Services is not responsible for the blockchain-based or wallet-level recordkeeping associated with Tokenized Shares, which are the responsibility of the Digital Transfer Agent, as described below.

Pursuant to a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement between the Trust and Fund Services, Fund Services provides the Trust with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services, and furnishing financial reports. In this capacity, Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Shares. As compensation for the administration, accounting and management services, the Adviser pays Fund Services a fee based on the Fund’s average daily net assets, subject to a minimum annual fee. Fund Services also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.

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For the period of September 4, 2025 through December 31, 2025, Fund Services did not receive any fees for administrative services rendered to the Fund.

Superstate Services LLC (the “Digital Transfer Agent” or “Superstate”), whose principal address is 205 W 28th Street, Floor 8, New York, NY 10001, serves as a separately appointed co-transfer agent for the Trust with respect to the Fund’s Tokenized Shares. Superstate has entered into a Digital Transfer Agency Agreement with the Trust (the “Digital Transfer Agency Agreement”), under which it acts as digital transfer agent for the Tokenized Shares of the Fund. Superstate maintains a blockchain-integrated recordkeeping system, which consists of integrated and coordinated recordkeeping maintained on-chain, specifically on the Ethereum blockchain, and off-chain, as the Tokenized Share Component of the MSHF. A permitted transfer of Tokenized Shares between wallets on the Superstate Allowlist will be reflected in the Digital Transfer Agent’s blockchain-integrated recordkeeping system in accordance with the Digital Transfer Agent’s registration procedures, the Fund’s shareholder records and applicable law. Subsequent data feeds and reconciliation are control procedures and do not constitute the event that effects registration. Superstate is registered as a transfer agent pursuant to Section 17A(c)(2) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). For purposes of Rule 17Ad-9 under the 1934 Act, Fund Services serves as the Fund’s recordkeeping transfer agent within the meaning of Rule 17Ad-9(h), and Superstate serves as a co-transfer agent within the meaning of Rule 17Ad-9(i). Fund Services maintains and updates the MSHF and maintains the Fund’s control book. The Digital Transfer Agent does not serve as custodian of the Fund’s portfolio assets and does not maintain ownership records for DTCC Shares, except to the extent necessary to coordinate changes in recordkeeping format, reconciliation and related Tokenized Share processes with Fund Services. The Adviser does not control, and is not affiliated with, the Digital Transfer Agent.

Superstate’s services as digital transfer agent include: (i) complete and accurate holder and wallet-level records for Tokenized Shares as the Tokenized Share Component of the MSHF; (ii) managing and maintaining the Superstate Allowlist of approved blockchain wallet addresses; (iii) minting Tokenized Shares to approved wallet addresses only upon receipt of an authorized creation confirmation or settlement instruction from the Fund or the Transfer Agent following acceptance and settlement of a Creation Unit purchase in accordance with the Fund’s standard procedures, or upon recordkeeping format conversion instructions accepted in accordance with the Fund’s procedures; the Digital Transfer Agent does not approve Creation Unit orders and does not receive or hold cash or in-kind consideration for Creation Units; (iv) monitoring and confirming the burning of Tokenized Shares by an Authorized Participant in connection with a redemption, and processing the burning of Tokenized Shares upon format conversion; (v) recording and maintaining information relating to on-chain transfers of Tokenized Shares among Allowlisted addresses; (vi) maintaining an investor portal through which investors may view their holdings and request transactions or recordkeeping format changes permitted under the Fund’s and the Digital Transfer Agent’s procedures; (vii) performing investor onboarding, know-your-customer and anti-money-laundering screening, and Allowlist management; (viii) coordinating Tokenized Share-related Creation Unit purchase and redemption processing with Authorized Participants, the Distributor and Fund Services, and processing changes in recordkeeping format between DTCC Shares and Tokenized Shares, in each case pursuant to the terms of the Digital Transfer Agency Agreement; and (ix) providing the Transfer Agent with a record of debits and credits for every Tokenized Share transferred or issued within the time required by Rule 17Ad-10(c) under the 1934 Act and, at least daily under normal operating conditions,, with the aggregate Tokenized Share position reflected in the Digital Transfer Agent’s book-entry records for control reconciliation against the Transfer Agent’s separate Fund-level records. Fund Services and the Digital Transfer Agent maintain coordinated procedures pursuant to which the Digital Transfer Agent provides Fund Services with the holder-level and transaction-level information maintained by the Digital Transfer Agent that is necessary for Fund Services to maintain, update and produce the complete master securityholder file in accordance with applicable law.

The smart contracts used for the Tokenized Shares are owned by the Fund and deployed within Superstate’s permissioned smart-contract framework; Superstate maintains, deploys, monitors and upgrades those contracts and holds the related administrative keys and signing authorities solely as agent for the Fund under multi-signature or other access-control arrangements. Smart contracts utilized by Superstate have been independently audited. Upon termination of the Digital Transfer Agency Agreement, Superstate is required to preserve and transfer the books, records, transaction history, documentation and operational information relating to Tokenized Shares to the Trust or a successor service provider and to implement an orderly transition, including notice to holders and conversion or reissuance of remaining Tokenized Shares in book-entry or DTCC form, subject to applicable law and the terms of the Digital Transfer Agency Agreement. As compensation for its services, Superstate receives fees as set forth in the Digital Transfer Agency Agreement, which fees are paid by the Adviser and not by the Fund.

Pursuant to a Custody Agreement, U.S. Bank National Association (the “Custodian” or “U.S. Bank, N.A.”), U.S. Bank Tower, 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian of the Fund’s assets. The Custodian holds the Fund’s portfolio assets and does not custody Tokenized Shares, blockchain wallets, private keys associated with Tokenized Shares, administrative keys, signing authorities, smart contracts or blockchain addresses used in connection with Tokenized Shares; the recordkeeping for Tokenized Shares is maintained by the Digital Transfer Agent through its blockchain-integrated recordkeeping system. The Custodian holds and administers the assets in the Fund’s portfolio. Pursuant to the Custody Agreement, the Custodian receives an annual fee from the Adviser based on the Trust’s total average daily net assets, subject to a minimum annual fee, and certain settlement charges. The Custodian also is entitled to certain out-of-pocket expenses.

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Legal Counsel

Sidley Austin LLP, located at 787 Seventh Avenue, New York, New York 10019, serves as legal counsel for the Trust.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the independent registered public accounting firm for the Fund.

Description of Shares

The Amended and Restated Agreement and Declaration of Trust of the Trust (“Declaration of Trust”) authorizes the issuance of an unlimited number of series and each series can issue an unlimited number of shares. Each share issued by a fund has a pro rata interest in the assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of Shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing Shares will not be issued. A digital representation of a Tokenized Share on the Ethereum blockchain is not a share certificate, rather it is a book-entry share represented through a blockchain integrated recordkeeping system. Shares, when issued and settled in accordance with the Fund’s procedures, are fully paid and non-assessable. Each Share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. For purposes of shareholder meetings and proxy solicitations, the record date, record holders, and voting entitlements will be determined from the records maintained by the Digital Transfer Agent with respect to Tokenized Shares and by Fund Services with respect to the Fund’s overall Share ownership records. For purposes of distributions, voting and other shareholder rights, holder status is determined by the applicable transfer-agent records and procedures, and not merely by possession or control of a wallet or token. The Fund may rely on the records of the Digital Transfer Agent for purposes of communicating with holders of Tokenized Shares. Holders of Tokenized Shares are shareholders of record for purposes of a record date only if the transfer to them has reached finality on the Ethereum blockchain, and is therefore reflected in the Digital Transfer Agent’s records, as of the record-date cutoff. Shares of all funds of the Trust vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. DTCC Shares and Tokenized Shares are the same single class of Shares of the Fund, vote together without distinction as to recordkeeping format, and have identical voting, dividend and liquidation rights, subject to differences in the manner in which such Shares are recorded, held, transferred, restricted, serviced and converted as described in this SAI. The form in which a shareholder holds Shares does not affect the shareholder’s economic interest in the Fund or the shareholder’s rights as a shareholder of record, except as described in this SAI. See “Multi-Class Treatment Risk.” As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Upon the written request of shareholders owning at least 10% of the Trust’s shares, the Trust will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

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The Declaration of Trust provides that each shareholder, by virtue of having become a shareholder of the Trust, shall be bound by the terms of the Declaration of Trust. For Tokenized Shares, a person will be treated as a shareholder of record for these purposes only to the extent reflected in the official books and records described below. The Declaration of Trust provides a detailed process for the bringing of derivative actions by shareholders for claims other than U.S. federal securities law claims beyond the process otherwise required by law. This process is intended to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by the complaining shareholder must first be made on the Board of Trustees. The Declaration of Trust details conditions that must be met with respect to the demand. Following receipt of the demand, the Board of Trustees must be afforded a reasonable amount of time to consider and investigate the demand. The Declaration of Trust provides that, for derivative actions for claims other than claims arising under the U.S. federal securities laws, the Board of Trustees will be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Board of Trustees determine not to bring such action. This provision does not apply to claims arising under the U.S. federal securities laws. The Trust’s process for bringing derivative suits may be more restrictive than other investment companies. The process for derivative actions for the Trust also may make it more expensive for a shareholder to bring a suit than if the shareholder was not required to follow such a process.

The Declaration of Trust also requires that actions by shareholders against a fund be brought only in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, in the Superior Court of Delaware (the “Exclusive Jurisdictions”), and that the right to jury trial be waived to the fullest extent permitted by law. Other investment companies may not be subject to similar restrictions. In addition, the designation of Exclusive Jurisdictions may make it more expensive for a shareholder to bring a suit than if the shareholder was permitted to select another jurisdiction. Also, the designation of Exclusive Jurisdictions and the waiver of jury trials limit a shareholder’s ability to litigate a claim in the jurisdiction and in a manner that may be more favorable to the shareholder. A court may choose not to enforce these provisions of the Declaration of Trust. These provisions do not apply to claims arising under the U.S. federal securities laws to the extent such application would be impermissible under applicable law.

Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

Tokenized Share Structure

Each Tokenized Share is a tokenized book-entry form of one Share of the Fund recorded on the Ethereum blockchain. A Tokenized Share is a recordkeeping format for a Share and does not constitute a separate class or series of Shares, receipt, security entitlement, linked security, synthetic instrument, derivative, security-based swap or claim against Superstate. A holder of Tokenized Shares holds those Shares in lieu of DTCC Shares. A Tokenized Share is an uncertificated Share registered directly to the holder on the Fund's transfer-agent records maintained by the Digital Transfer Agent, and no corresponding Share is credited to any DTC participant account. The issuance, redemption in Creation Units, and registration of all Shares of the Fund, whether in the form of DTCC Shares or Tokenized Shares, and changes in recordkeeping format between DTCC Shares and Tokenized Shares, are recorded through the MSHF, for which Fund Services serves as recordkeeping transfer agent and which includes the Tokenized Share Component maintained through the Digital Transfer Agent’s blockchain-integrated recordkeeping system.

For additional information regarding Fund Services’ role as transfer agent and registrar for DTCC Shares and the DTC book-entry system, see “The Administrator, Custodian, and Transfer Agent” and “Book Entry and Tokenized Share Recordkeeping Systems.” For Tokenized Shares, the Digital Transfer Agent maintains holder- and wallet-level records through a blockchain-integrated recordkeeping system in which certain information, including token quantity and wallet address, is recorded on-chain, while personally identifiable information is maintained off-chain by the Digital Transfer Agent. The Digital Transfer Agent’s book-entry records, taken together with the on-chain records, constitute the Tokenized Share Component of the MSHF and are coordinated and reconciled with the other components of the master securityholder file and Fund Services’ aggregate share-control records as described below. Tokenized Shares may only be held in blockchain wallets that have been verified and approved by the Digital Transfer Agent in accordance with the Superstate Allowlist. Wallets must satisfy the Digital Transfer Agent’s know-your-customer, anti-money laundering, sanctions screening, tax certification and other compliance requirements, and the Digital Transfer Agent may reject, suspend or revoke wallet eligibility or Allowlist status, or freeze, restrict, or take corrective action with respect to Tokenized Shares to the extent permitted by applicable law and the Fund’s governing documents and the Digital Transfer Agent’s policies and procedures. While Fund Services serves as recordkeeping transfer agent for the MSHF, the Digital Transfer Agent operates the blockchain-integrated recordkeeping system through which the Tokenized Share Component is maintained, subject to Fund Services' access, oversight, correction and examination rights and the coordination and control-reconciliation functions described in this SAI.

Conversion between Tokenized Shares (i.e., a change in the recordkeeping format of the same underlying Shares) and DTCC Shares may be requested on any day that the Exchange is open for business and effected, subject to applicable procedures, operational requirements, and processing windows as established by the Digital Transfer Agent and Fund Services. Shareholders may initiate a change in recordkeeping format by completing the applicable transfer form made available by the Digital Transfer Agent, and by providing such completed and signed form and any further required documentation to the Digital Transfer Agent at the address or email designated on such form. Conversion between Tokenized Shares and DTCC Shares represents a change in the form of ownership of the same underlying Shares and does not constitute a purchase, sale, or redemption of Fund Shares. In general, conversion from Tokenized Shares to DTCC Shares involves the cancellation (or “burning”) of the digital representation of Shares in the investor’s wallet and the corresponding delivery of Shares through traditional book-entry systems into an investor’s brokerage account identified by the investor and capable of holding ETF shares, while conversion from DTCC Shares to Tokenized Shares involves the transfer of Shares through traditional systems and the minting, only after or as a controlled contemporaneous step with removal of the applicable Shares from DTC’s book-entry system, of the corresponding digital representation of Shares into an investor’s wallet identified by the investor and approved by the Digital Transfer Agent. These processes are subject to applicable procedures, verification and information requirements, and settlement processes, and may take multiple business days to complete.

22	Grayscale Ethereum Covered Call ETF

In all cases, ownership is determined based on the MSHF. With respect to Tokenized Shares, the Tokenized Share Component is the operative holder- and wallet-level record within the MSHF. A finalized transfer of Tokenized Shares between wallets on the Superstate Allowlist updates the Tokenized Share Component when the transfer reaches finality on the Ethereum blockchain, and the transferee becomes the registered holder at that time. For purposes of distributions, voting and other shareholder rights, holder status is determined by the applicable transfer-agent records and procedures, and not merely by possession or control of a wallet or token, subject to reconciliation with, and the controlling effect of, Fund Services’ records as described below. Only tokens issued under the Digital Transfer Agent's recognized smart contract and reflected in its blockchain-integrated recordkeeping system are recognized as Tokenized Shares. A finalized transfer between eligible wallets is reflected as a transfer of registered ownership in that system in accordance with the Fund's transfer-agent procedures; counterfeit or otherwise unrecognized tokens do not confer shareholder rights. The Digital Transfer Agent reconciles its book-entry records for Tokenized Shares with blockchain transactions on an event-driven basis as creations, redemptions, conversions and transfers occur. Separately, the Digital Transfer Agent provides the Transfer Agent with the aggregate Tokenized Share position reflected in its book-entry records at least daily under normal operating conditions for formal Fund-level control reconciliation. The parties investigate identified differences and address them in accordance with the applicable transfer-agent agreements and procedures. The minting of additional Tokenized Shares will be suspended while any material unreconciled difference remains outstanding, in accordance with procedures established by the Fund. In the event of any inconsistency that cannot be reconciled after investigation, the records maintained by Fund Services shall control solely with respect to the Fund-level total Shares outstanding and Shares issued or cancelled, and any resulting corrections, reversals or conforming adjustments will be reflected in the book-entry records maintained by the Digital Transfer Agent and, as applicable, the associated blockchain records. Holder-level differences relating to Tokenized Shares will be resolved in accordance with the Fund’s applicable transfer-agent agreements and procedures. A holder of Tokenized Shares may hold Tokenized Shares through a self-hosted wallet or through an intermediary or third-party wallet provider, in each case subject to the Digital Transfer Agent’s approval and procedures. To the extent a beneficial owner of Tokenized Shares is not the record holder reflected in the Digital Transfer Agent’s records, that beneficial owner must rely on its intermediary or other record holder to exercise shareholder rights. The Fund’s Shares are uncertificated securities governed by Article 8 of the Delaware Uniform Commercial Code, and the Fund’s treatment of Tokenized Share transfers is subject to applicable law, including commercial law governing the issuance and transfer of securities. The Fund makes no representation regarding the rights of a transferee under applicable commercial law with respect to a token that is not reflected in the Tokenized Share Component of the MSHF.

Information recorded on the Ethereum blockchain, including wallet addresses, balances, transfers and transaction history associated with Tokenized Shares, is publicly viewable through blockchain explorer tools, although personally identifiable information linking a wallet to a particular shareholder is maintained off-chain by Superstate and is not intended to be publicly available. If the off-chain information necessary to link a shareholder’s identity with a wallet address is compromised or otherwise becomes public, the shareholder’s identity could be linked to the on-chain transaction history, balances and transfers associated with that wallet address.

Additional Information About the Fund’s Tokenized Share Structure

Ethereum Blockchain

The Digital Transfer Agent supports the use of the Ethereum blockchain in connection with the issuance, transfer, and recordkeeping of Tokenized Shares. Ethereum does not have a fixed supply cap. The issuance rate of ether (ETH) is dynamic and depends on the total amount of ETH staked. ETH is used to pay transaction fees, which consist of a base fee and a priority fee. The base fee is burned and may represent the majority of the total transaction fee, which mechanism can lead to periods of a net deflationary effect on total supply. Ethereum transactions are verified through a process called proof-of-stake, in which validators stake ETH into a smart contract and are selected to propose and validate blocks of transactions, earning rewards or incurring penalties based on their participation and behavior. The Fund does not invest directly in ETH or any other digital asset as part of the Tokenized Share structure, and the recording of Tokenized Shares on the Ethereum blockchain does not cause the Fund to have any investment exposure to ETH. Gas fees incurred in connection with minting Tokenized Shares, updating the Superstate Allowlist and performing administrative functions are borne by the Adviser under the Investment Advisory Agreement and are not separately charged to shareholders or reflected in “Other Expenses.” Gas fees incurred in connection with peer-to-peer transfers of Tokenized Shares are borne by the parties to the transfer.

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Blockchain Network Suitability

Although the Digital Transfer Agent does not endorse or recommend the Ethereum blockchain for all purposes, and investors should independently assess the Ethereum blockchain for their own purposes and use cases, the Digital Transfer Agent reviews from time to time information (which may include information from one or more affiliates) it deems relevant regarding the Ethereum blockchain in connection with allowing the Ethereum blockchain to support Tokenized Shares, including: operational integrity and scalability; security, network stability, consensus and governance characteristics; the ability to support the Digital Transfer Agent's management of a burning and minting process (which involves reducing the balance of Tokenized Shares on the originating record to zero by recording a "burning" transaction, and then minting an equivalent number of Shares on the destination record); and transparency (including the ability to support the Digital Transfer Agent’s permissioned framework on a public, permissionless blockchain under which all wallet addresses and smart contracts are blocked from interacting with Tokenized Shares unless and until added to the Superstate Allowlist). Investors should note that the Ethereum blockchain may experience varying levels of congestion, transaction fees, and network performance at different times. The Digital Transfer Agent’s review does not guarantee that the Ethereum blockchain will remain available, secure, operational, cost-effective or suitable for Tokenized Shares. The Fund or the Digital Transfer Agent may suspend, modify or discontinue support for Tokenized Shares on the Ethereum blockchain if the Fund or the Digital Transfer Agent determines that continued support is impracticable, inadvisable, inconsistent with applicable law or regulation, or inconsistent with the interests of the Fund and its shareholders.

Blockchain Regulation

Regulation of blockchain technologies, including as used in connection with Tokenized Shares, is currently developing, is likely to evolve rapidly, varies significantly among international, federal, state, and local jurisdictions, and is subject to significant uncertainty. Legislative and executive, regulatory and self-regulatory bodies in the United States and in other countries are considering, or may in the future consider, laws, regulations, rules, guidance, or other actions that may materially adversely impact the Fund, its shareholders, the Digital Transfer Agent, Fund Services, Authorized Participants, broker-dealers, wallet providers, the Ethereum blockchain, and other persons or systems involved in Tokenized Share operations. Failure by the Fund or any Fund service provider to comply with any applicable laws, rules or regulations, including future laws, rules or regulations once applicable and laws, rules or regulations that are subject to interpretation, could result in adverse consequences to the Fund and its shareholders, including civil penalties, fines, regulatory proceedings, operational changes or limitations on Tokenized Share functionality. New or changing laws and regulations, or interpretations of existing laws and regulations, may adversely impact the Fund’s ability to issue Shares and redeem Shares in Creation Units, including Tokenized Shares, or otherwise process Tokenized Share transactions, the secondary market liquidity and market price of Shares, shareholders’ ability to access or otherwise utilize a national securities exchange, broker-dealer, alternative trading system, electronic platform or peer-to-peer transfer functionality for the purchase, sale or transfer of Shares, and the structure, rights, recordkeeping, ownership treatment, and transferability of Shares, or require the Fund or the Digital Transfer Agent to suspend, modify or discontinue support for Tokenized Shares. If ETH were determined to be a security, or transactions in ETH were determined to be securities transactions, that determination could complicate the ability of the Digital Transfer Agent, the Adviser or its affiliates, Authorized Participants, shareholders or their service providers to acquire, hold or use ETH to pay network fees, and could delay, increase the cost of, or prevent Tokenized Share transactions or require support for Tokenized Shares on the Ethereum blockchain to be suspended, modified or discontinued. There can be no assurance that regulatory scrutiny or initiatives will not adversely affect the Shares or impede the Fund’s current or future activities, including Tokenized Share operations.

Operations and Technology

The Fund, its service providers, and other market participants, including Fund Services, the Digital Transfer Agent, the Exchange, DTC, Authorized Participants, broker-dealers and wallet providers, depend on complex information technology and communications systems to conduct business functions. Tokenized Share operations also depend on the Ethereum blockchain, smart contracts, the Superstate Allowlist, administrative keys, signing authorities, off-chain records and related systems. These systems and dependencies are subject to threats and risks, including cyber attacks, cybersecurity incidents, unauthorized access, modification, or disruption, as well as power or communications outages, equipment malfunctions, operational errors, and software or data-processing inaccuracies, any of which could disrupt business operations or impact critical data relating to the Fund, including data relating to Tokenized Shares, or could cause discrepancies between on-chain records and off-chain records or delay or prevent the issuance, transfer, conversion, redemption in Creation Units, reconciliation, voting, distribution processing or recordkeeping of Tokenized Shares. The Fund does not control the Ethereum blockchain or all third-party systems on which Tokenized Share operations depend and may have limited ability to prevent or mitigate disruptions, failures or other incidents affecting such systems.

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Peer-to-Peer Transfers of Tokenized Shares

Tokenized Shares may be transferred by holders on a peer-to-peer basis, subject to applicable law and the Fund’s and the Digital Transfer Agent’s procedures, to verified and permissioned wallets of investors registered with the Digital Transfer Agent on the Ethereum blockchain and added to the Superstate Allowlist, outside of traditional market hours. Such transfers are effected through smart contracts or similar blockchain-based mechanisms and may be technologically effected between eligible wallets without the Fund or the Digital Transfer Agent matching the transferor and transferee, although any related negotiation, payment, facilitation, platform activity or intermediary activity may be subject to applicable securities laws and may require the involvement of appropriately registered or exempt intermediaries. Holders of Tokenized Shares who wish to effect peer-to-peer transfers should be aware of the following:

•	The availability of counterparties to peer-to-peer transfers is limited to other investors on the Superstate Allowlist, and there may be relatively few investors to whom Tokenized Shares can be transferred. Neither the Fund nor the Digital Transfer Agent will play any role in connecting transferors and transferees, and peer-to-peer transfers do not constitute a public trading market. Neither the Fund nor the Digital Transfer Agent can ensure the reliability, delivery, timing, value or settlement of any cash, stablecoin, digital asset, security or other consideration negotiated in connection with a peer-to-peer transfer.

•	The regulatory status of peer-to-peer transfers of Tokenized Shares may be subject to evolving interpretations by the SEC or FINRA. Shareholders are solely responsible for ensuring that any transfer of Tokenized Shares complies with all applicable federal and state securities laws, including, without limitation, broker-dealer registration, securities registration or resale, anti-manipulation, restrictions applicable to Shares held by affiliates of the Fund and any applicable short-swing profit rules under Section 16 of the 1934 Act.

•	Peer-to-peer transfers occur at prices negotiated between the transferor and transferee and may not reflect the Fund’s NAV, the intraday indicative value, or the market price of DTCC Shares on the Exchange. The Fund makes no representation regarding the prices at which Tokenized Shares may be transferred on a peer-to-peer basis. To the extent investors engage in peer-to-peer transfers at a price other than NAV, such transfers may, in certain circumstances, have legal implications for an investor under the federal securities laws or otherwise.

•	The Fund, the Adviser, the Sub-Adviser, the Distributor, Fund Services and the Digital Transfer Agent are not parties to any peer-to-peer transfer of Tokenized Shares and bear no responsibility for the terms, pricing, execution, settlement or tax consequences of any such transfer.

•	Each party to a peer-to-peer transfer of Tokenized Shares (including a wallet-to-wallet transfer by the same person) will be responsible for any Ethereum network transaction fees incurred in connection with such transfer. See "Ethereum Blockchain" in this SAI.

•	A sale or exchange of Tokenized Shares, including a peer-to-peer on-chain transfer for value, is generally a taxable event for the transferor. Other transfers of Tokenized Shares may have tax consequences depending on the facts and circumstances. You should consult your own tax advisor regarding the federal, state, local and foreign tax consequences of any transfer of Tokenized Shares. See “Federal Income Taxes” in this SAI.

•	A peer-to-peer transfer that has not reached finality may fail, be delayed or rejected if the transfer does not satisfy the Fund’s or the Digital Transfer Agent’s procedures or if smart-contract or other operational controls require such action. A transfer that has reached finality is not reversed solely because a wallet is later suspended or removed from the Superstate Allowlist or because any consideration for the transfer fails, is reversed or is alleged to be fraudulent; in those circumstances the receiving wallet may be suspended or removed prospectively and the position immobilized pending review, and any resulting dispute is resolved under applicable law, court order or the correction procedures in the Digital Transfer Agency Agreement.

•	A transfer of Tokenized Shares between wallets on the Superstate Allowlist is recorded in the Tokenized Share Component constituting the applicable holder-level component of the Fund’s MSHF when the transfer reaches finality on the Ethereum blockchain, and the transferee is recognized as the holder of record from that time. A transfer that has not reached finality as of a record-date cutoff does not entitle the transferee to the related distribution or vote.

Restoration of Lost or Inaccessible Tokenized Shares

Because the Digital Transfer Agent's official book-entry records, and not control of a wallet or token alone, determine record ownership of Tokenized Shares, the loss or compromise of a private key does not extinguish a holder's ownership of the underlying Shares. The Digital Transfer Agent maintains a written policy governing the reissuance of Tokenized Shares where a holder has lost access to the wallet in which its Tokenized Shares are recorded (the "Lost Key Policy"), and its Superstate Allowlist and smart-contract controls apply to unauthorized transfers.

25	Grayscale Ethereum Covered Call ETF

A holder that has lost access to the wallet holding its Tokenized Shares may request that the Digital Transfer Agent burn the tokens recorded at that wallet address and reissue an equivalent number of Tokenized Shares to a replacement wallet address. The holder must be the record holder of the affected Tokenized Shares on the Digital Transfer Agent's book-entry records, must remain in good standing under the Digital Transfer Agent's know-your-customer and anti-money laundering program, and must designate the replacement address through the Digital Transfer Agent's investor portal, where it is screened and added to the Superstate Allowlist. The Digital Transfer Agent re-verifies the holder's identity, may remove the affected address from the Superstate Allowlist while the request is pending, and requires the holder to attest to its ownership and authorize the burn. Each request is approved by the Digital Transfer Agent's Chief Compliance Officer, and the burn and reissuance are coordinated with Fund Services so that the Fund's total Shares outstanding are unaffected and the Fund's records remain reconciled. A reissuance under the Lost Key Policy is a change in the wallet in which the same Shares are recorded; it is not an issuance or redemption of Shares by the Fund.

Because Tokenized Shares may be transferred only to addresses on the Superstate Allowlist, a transfer that the Digital Transfer Agent determines to be unauthorized may be immobilized through removal of the receiving address from the Superstate Allowlist and, where the Digital Transfer Agent determines the rightful record holder, remediated through the same burn-and-reissuance process. A completed on-chain transfer is not reversed; remediation is effected by burning the tokens at the affected address and reissuing Tokenized Shares to the rightful record holder in accordance with the Lost Key Policy, the Digital Transfer Agency Agreement and applicable law.

Restoration is subject to limitations. The Digital Transfer Agent cannot recover or reset a private key and cannot reverse a burn once executed. Reissuance is at the Digital Transfer Agent's discretion under the Lost Key Policy and is not guaranteed. The Digital Transfer Agent may deny or delay a request that presents indicators of fraud or account compromise, and where ownership of the affected Tokenized Shares is contested, the Digital Transfer Agent expects to freeze the affected position and not reissue until the matter is resolved by agreement of the parties or by a court order or other legal process. Neither the Fund, the Trust nor the Adviser holds any holder's private keys or participates in the verification of individual restoration requests. If restoration is not possible, a holder's recourse is limited to claims against the person responsible for the loss or theft, and Tokenized Shares held directly on the records of the Digital Transfer Agent or in a self-hosted or third-party non-broker wallet are not covered by SIPC or similar protection. See "Tokenized Share Structure" and "Digital Transfer Agent, Allowlist and Reconciliation Risk."

Board Oversight of Tokenized Share Structure

The Board has reviewed the tokenized share structure and the Trust’s related policies and procedures and has reviewed relevant information regarding the Digital Transfer Agent’s related policies and procedures, and will receive regular reporting relating to the operation of the tokenized share structure, including, as applicable, reporting regarding transaction volumes, reconciliation exceptions, Allowlist activity and material Allowlist changes or exceptions, operational incidents, cybersecurity matters, material processing suspensions or delays, smart-contract administration, administrative keys and signing authorities, material changes to related policies, procedures or controls, and the Digital Transfer Agent’s performance of services under the Digital Transfer Agency Agreement. The Board will also receive interim reporting, as appropriate, regarding material operational incidents, material cybersecurity matters, material reconciliation exceptions or material processing suspensions or delays and the Digital Transfer Agent’s performance of digital transfer agency services. The Board retains the authority to cause the Fund to discontinue, modify, or suspend the tokenized share structure or one or more related features, including by suspending or limiting the issuance, transfer or conversion of Tokenized Shares, at any time if, in its sole discretion, the Board determines that doing so is in the best interests of shareholders. The Trust’s Chief Compliance Officer will meet regularly with the Board to review and discuss compliance and other issues relating to, among other matters, the tokenized share structure and the Digital Transfer Agent’s performance of the digital transfer agency services. Board and compliance oversight of the tokenized share structure does not eliminate the operational, technological, regulatory or service-provider risks associated with Tokenized Shares or guarantee the availability, security, performance or continued operation of the tokenized share structure.

Book Entry And Tokenized Share Recordkeeping Systems

The discussion in this section applies to DTCC Shares unless otherwise stated. Record ownership of Tokenized Shares is reflected in the Tokenized Share Component maintained through the Digital Transfer Agent’s blockchain-integrated recordkeeping system, as described under “Description of Shares — Tokenized Share Structure” and “Additional Information About the Fund’s Tokenized Share Structure” in this SAI. Record ownership of Tokenized Shares is determined from the Tokenized Share Component, which integrates the on-chain record with the Digital Transfer Agent’s book-entry and identity records; a token that is not recognized within that system does not evidence ownership. Certificates will not be issued for Tokenized Shares.

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The Depository Trust Company (“DTC”) acts as securities depositary for DTCC Shares. DTCC Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Record ownership of DTCC Shares is reflected on the books of Fund Services in the name of DTC or its nominee. Except in limited circumstances set forth below, certificates will not be issued for DTCC Shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of DTCC Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in DTCC Shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of DTCC Shares. The Trust recognizes DTC or its nominee as the record owner of all DTCC Shares for all purposes. Beneficial

Owners of DTCC Shares are not entitled to have Shares registered in their names and will not receive or be entitled to physical delivery of Share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.

In contrast, a holder of Tokenized Shares whose ownership is reflected in the official book-entry records maintained by the Digital Transfer Agent as the holder-level component of the Fund’s MSHF will be treated as the registered owner of such Tokenized Shares for purposes of receiving distributions, voting and exercising other shareholder rights, subject to the Fund's and the Digital Transfer Agent's procedures and applicable record dates. The Trust recognizes such holder as the record owner of such Tokenized Shares for all purposes. Holders of Tokenized Shares may have their Shares registered in their names on the official book-entry records of the Digital Transfer Agent. A beneficial owner of Tokenized Shares that is not reflected as the registered owner in the Digital Transfer Agent's official book-entry records must rely on the intermediary or other record holder through which it holds Tokenized Shares to receive distributions, vote and exercise other shareholder rights. A transfer of Tokenized Shares between wallets on the Superstate Allowlist is recorded when the transfer reaches finality on the Ethereum blockchain, and the transferee is recognized as the record owner from that time. If a record date cutoff occurs before a transfer reaches finality, the transferor or other registered owner shown in the Digital Transfer Agent’s records as of that cutoff is treated as the holder of record for purposes of distributions, voting or other shareholder rights.

Conveyance of all notices, statements, and other communications to Beneficial Owners of DTCC Shares is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of DTCC Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding DTCC Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Conveyance of all notices, statements, and other communications to holders of Tokenized Shares is effected as follows. Notices, statements and communications for Tokenized Shares will not be made through DTC unless such Shares have been converted to DTCC Shares and held through DTC. For holders of Tokenized Shares registered directly on the official book-entry records of the Digital Transfer Agent, the Trust or the Digital Transfer Agent, as applicable, will deliver account statements, trade confirmations, tax information and other shareholder communications in accordance with the Fund's and the Digital Transfer Agent's procedures, which may include electronic delivery subject to applicable consent and delivery requirements. Shareholders holding Tokenized Shares should ensure that their wallet registration information and related contact information remain current. A beneficial owner of Tokenized Shares that is not reflected as the registered owner in the Digital Transfer Agent's official book-entry records must rely on the intermediary or other record holder through which it holds Tokenized Shares to receive notices, statements and other communications.

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Distributions on DTCC Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all DTCC Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of DTCC Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

Distributions on Tokenized Shares will not be made through DTC unless such Shares have been converted to DTCC Shares and held through DTC. For holders of Tokenized Shares registered directly on the official book-entry records of the Digital Transfer Agent, distributions will be made to the registered owner reflected on such records as the holder of record as of the applicable record date in accordance with the Fund's and the Digital Transfer Agent's procedures, subject to applicable withholding, backup withholding, escheatment and other legal requirements. For beneficial owners of Tokenized Shares that are not reflected as the registered owner in the Digital Transfer Agent's official book-entry records, payments by the registered intermediary or record holder to such beneficial owners will be governed by the arrangements between such intermediary or record holder and the beneficial owner, and will be the responsibility of such intermediary or record holder. The form in which Shares are held will not affect the amount or tax character of any distribution on Shares, although the payment mechanics, timing of receipt, tax reporting, and related fees or expenses may differ depending on whether Shares are held as DTCC Shares or Tokenized Shares and whether Shares are held directly or through an intermediary.

The Trust, except as otherwise required by applicable law, has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in DTCC Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

The Trust, except as otherwise required by applicable law, has no responsibility or liability for any aspect of the records relating to, or notices or payments made to, beneficial owners of Tokenized Shares that are not reflected as registered owners on the Digital Transfer Agent's official book-entry records, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between the Digital Transfer Agent and any intermediary or other record holder through which a beneficial owner holds Tokenized Shares, or the relationship between such intermediary and the beneficial owner.

DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of DTCC Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange. Any discontinuance of DTC services with respect to DTCC Shares could impair trading in DTCC Shares on the Exchange and could delay or prevent changes in recordkeeping format between DTCC Shares and Tokenized Shares. Any discontinuance of DTC services would not, by itself, change the official records for Tokenized Shares maintained by the Digital Transfer Agent.

The Digital Transfer Agent may determine to discontinue providing services with respect to Tokenized Shares upon notice to the Fund and in accordance with its agreement with the Trust. Under such circumstances, the Fund shall take action either to find a replacement digital transfer agent to perform its functions or, if such replacement is unavailable or impracticable within a reasonable time, to facilitate the conversion of Tokenized Shares to DTCC Shares in accordance with the Fund's procedures. Any discontinuance of the Digital Transfer Agent's services with respect to Tokenized Shares could impair the ability of holders to hold, transfer or convert Tokenized Shares and could delay or prevent changes in recordkeeping format between Tokenized Shares and DTCC Shares. Any discontinuance of Digital Transfer Agent services would not, by itself, change the official records for DTCC Shares maintained by Fund Services. Pending the appointment of a replacement digital transfer agent or completion of any such conversion, the Fund may need to suspend issuances, transfers, conversions or other processing of Tokenized Shares in accordance with the Fund's procedures and applicable law. Tokenized Shares held directly on the official book-entry records of the Digital Transfer Agent or in a self-hosted or third-party non-broker wallet are not customer property held by a member of the Securities Investor Protection Corporation ("SIPC") and are not protected by SIPC.  DTCC Shares held in a brokerage account with a SIPC member may be eligible for SIPC protection, subject to SIPC rules and limitations, the manner in which the Shares are held and the customer's relationship with the broker-dealer.

If Fund Services ceases serving as recordkeeping transfer agent, the Fund would seek to appoint a successor capable of obtaining the complete MSHF, including the Tokenized Share Component, and assuming the related access, oversight, correction and examination rights. If the Fund cannot do so, the Fund may need to suspend Tokenized Share processing or facilitate conversion of Tokenized Shares to DTCC Shares.

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Dividends and Distributions

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions, and Taxes.”

General Policies. The Fund intends to pay out dividends from net investment income, if any, bi-weekly and distribute any net realized capital gains to its shareholders at least annually. The Fund will declare and pay distributions, if any, in cash. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code to preserve the Fund’s eligibility for treatment as a RIC, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to shareholders of record of Shares based on the applicable official records as of the relevant record date, which, with respect to Tokenized Shares, are determined under the Fund’s official transfer-agent records using holder and balance data maintained by the Digital Transfer Agent and reconciled with the Transfer Agent as of the applicable record date. For DTCC Shares, dividend payments and other distributions are made to DTC or its nominee, Cede & Co., as the registered holder of DTCC Shares, and DTC or its nominee credits DTC Participants’ accounts with proceeds received from the Trust, with payments to Indirect Participants and Beneficial Owners governed by standing instructions and customary practices. For Tokenized Shares, dividend payments and distributions will not be made through DTC unless such Shares have been converted to DTCC Shares and held through DTC. For Tokenized Shares held directly on the official book-entry records of the Digital Transfer Agent, dividend payments and distributions will be made in U.S. dollars to the registered owner reflected on such records as of the relevant record date in accordance with the Fund’s and the Digital Transfer Agent’s procedures, subject to applicable withholding, backup withholding, escheatment and other legal requirements. For Tokenized Shares held through an intermediary, payments by the intermediary or other record holder to beneficial owners will be governed by the arrangements between such intermediary or other record holder and the beneficial owner and will be the responsibility of such intermediary or other record holder. Tax reporting and other shareholder communications will be made or transmitted in accordance with the intermediary’s records and procedures, and a beneficial owner that is not reflected as the registered owner of record in the Digital Transfer Agent’s official book-entry records must rely on that intermediary to receive distributions and related tax reporting.

The form in which Shares are held will not affect the amount or tax character of any distribution on Shares, although the payment mechanics, timing of receipt, tax reporting, withholding, backup withholding, escheatment treatment, reinvestment availability and related fees or expenses may differ depending on whether Shares are held as DTCC Shares or Tokenized Shares and whether Shares are held directly or through an intermediary. An on-chain transfer of Tokenized Shares occurring after the applicable record date, even if technologically settled before the distribution payment date, will not transfer the right to receive the declared distribution. An on-chain transfer of Tokenized Shares occurring before the applicable record date will not cause the transferee to receive the distribution unless the transfer is reflected in the Digital Transfer Agent’s official book-entry records, in accordance with the applicable transfer-agent records and procedures, as of the applicable record date.

The Fund makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available dividend reinvestment service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the Fund at NAV per Share. Distributions reinvested in additional Shares will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

The DTC book-entry dividend reinvestment service is not available with respect to Tokenized Shares; dividend reinvestment, if any, with respect to Tokenized Shares will be available only in accordance with the Fund’s and the Digital Transfer Agent’s procedures or the procedures of the applicable intermediary, if any. There can be no assurance that any dividend reinvestment service will be available for Tokenized Shares. A holder of Tokenized Shares registered directly on the official book-entry records of the Digital Transfer Agent that wishes to participate in a broker-dealer dividend reinvestment service may need to change the recordkeeping format of its Tokenized Shares to DTCC Shares, subject to applicable procedures, requirements and processing times. Shareholders of record of Tokenized Shares should maintain current payment instructions, taxpayer identification information, withholding certifications and contact information with the Digital Transfer Agent or applicable intermediary, as applicable, and any required electronic delivery information. Failure to do so may delay payment or result in backup withholding or other withholding, tax reporting errors, misdirected payments or treatment of distributions as unclaimed property subject to escheatment. Distribution payments, withholding remittance, unclaimed-property reporting, returned-communication monitoring, shareholder outreach and lost-shareholder administration with respect to Tokenized Shares will be performed by the applicable service providers in accordance with the Fund’s agreements and procedures.

29	Grayscale Ethereum Covered Call ETF

Determination of NAV

NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV is calculated by Fund Services and determined at the scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that the NYSE is open, provided that fixed income assets may be valued as of the announced closing time for trading in fixed income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time. The Fund computes a single NAV per Share for all Shares of the Fund, whether held as DTCC Shares or Tokenized Shares. For purposes of Rule 6c-11, the Fund’s “market price” is the official closing price of a Share on the Exchange or, if it more accurately reflects market value at the time the Fund calculates NAV, the midpoint of the national best bid and national best offer. Any price at which Tokenized Shares are transferred in a peer-to-peer or other off-exchange transfer is separate, may differ materially from the Fund’s market price and NAV, and is not used to calculate the Fund’s premium or discount.

In calculating the Fund’s NAV per Share, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. The Fund may use various pricing services, or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

Purchase and Redemption of Shares in Creation Units

The Trust issues and redeems Shares only in Creation Units on a continuous basis through the Transfer Agent, and, with respect to Creation Units issued or redeemed in the form of Tokenized Shares, in coordination with the Digital Transfer Agent, without a sales load (but subject to transaction fees, if applicable), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). Only Authorized Participants (as defined below) may acquire Shares directly from the Fund, and only Authorized Participants may tender Shares directly to the Fund for redemption at NAV, regardless of whether the Shares are held as DTCC Shares or Tokenized Shares. Individual shareholders may not redeem Shares directly with the Fund, whether held as DTCC Shares or Tokenized Shares. A conversion between DTCC Shares and Tokenized Shares is a change in recordkeeping format only and does not constitute a purchase, sale or redemption of Shares by the Fund. Secondary market purchases, sales and transfers of Shares, including peer-to-peer transfers of Tokenized Shares, are not creations or redemptions by the Fund and are not effected at NAV. The NAV of Shares is calculated each Business Day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern time. The Fund will not issue fractional Creation Units. A “Business Day” is any day on which the NYSE is open for business.

Fund Deposit. The consideration for purchase of a Creation Unit of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit and the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

30	Grayscale Ethereum Covered Call ETF

The Fund, through National Securities Clearing Corporation (“NSCC”), and/or such other channels as the Fund or its service providers may use for Creation Unit processing, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”).

Procedures for Purchase of Creation Units. To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry and Tokenized Share Recordkeeping Systems”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. An Authorized Participant seeking to create or redeem Creation Units in the form of Tokenized Shares must also satisfy the Digital Transfer Agent’s onboarding, wallet verification, Superstate Allowlist and other procedures applicable to Tokenized Shares. Creation Units may be issued and redeemed in the form of DTCC Shares or, to the extent made available by the Fund and subject to the procedures described under “Order Channel for Tokenized Shares” and “Settlement of Tokenized Shares” below, in the form of Tokenized Shares. The recordkeeping format in which Creation Units are issued does not change the Fund’s creation and redemption requirements, including that the Fund issues and redeems Shares only in Creation Units and only through Authorized Participants. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.

All orders to create Creation Units must be placed for one or more Creation Unit size aggregations of a specified number of Shares. All standard orders to create Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Transfer Agent no later than the order cut-off time designated by the Trust (“Order Cut-Off Time”), which is generally 4:00 p.m. Eastern time, in each case on the date such order is placed in order for the purchase of Creation Units to be effected based on the NAV of Shares as next determined on such date after receipt of the order in proper form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the “Transmittal Date.” In the case of custom orders, the Order Cut-Off Time is generally no later than 3:00 p.m. Eastern time. Generally, the first Business Day following the Transmittal Date (except as otherwise agreed by the Fund and an Authorized Participant) is the "Settlement Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent and Distributor pursuant to procedures set forth in the Participant Agreement (see the sections entitled, “Placement of Creation Orders Using the Clearing Process” and “Placement of Creation Orders Outside the Clearing Process” below). All orders, whether the Authorized Participant elects settlement in DTCC Shares or Tokenized Shares, are placed through the Fund’s standard order-entry process and are subject to the same Order Cut-Off Time, proper-form, acceptance and rejection procedures; an Authorized Participant electing Tokenized Share settlement specifies that election and the receiving Allowlisted wallet in its order. No on-chain instruction, smart-contract interaction or submission through any Digital Transfer Agent interface constitutes receipt or acceptance of an order. . Severe economic or market disruptions or changes, or telephone or other communication failures, may impede the ability to reach the Transfer Agent or an Authorized Participant.

31	Grayscale Ethereum Covered Call ETF

Placement of Creation Orders Using the Clearing Process. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Transfer Agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s purchase order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities, Deposit Cash and the Cash Component to a Fund, together with such additional information as may be required by the Distributor. An order to purchase Creation Units through the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if: (i) such order is received by the Distributor not later than the Order Cut-Off Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. The delivery of Creation Units so created will generally occur no later than the first Business Day following the day on which the purchase order is deemed received by the Transfer Agent (“T+1”) (except as otherwise set forth in the Participant Agreement or as agreed to by the Fund and an Authorized Participant).

Placement of Creation Orders Outside the Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant that wishes to place an order to purchase Creation Units outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the purchase of Creation Units will instead be effected through a transfer of Deposit Securities, Deposit Cash and a Cash Component directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 12:00 p.m., Eastern time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination will be final and binding. Cash equal to the Cash Component must be transferred directly to the Trust through the Federal Reserve wire system in a timely manner so as to be received by the Trust no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if: (i) such order is received by the Distributor not later than the Order Cut-Off Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

If the Transfer Agent does not receive each of the requisite Deposit Securities, Deposit Cash and the Cash Component by the times specified above, such order will be cancelled. Upon written notice to the Transfer Agent, such cancelled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of a Fund. The delivery of Creation Units of a Fund so created will generally occur no later than T+1 (except as otherwise set forth in the Participant Agreement or as agreed to by the Fund and an Authorized Participant). An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of the Fund, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.

With respect to foreign Deposit Securities, if any, the Custodian shall cause the subcustodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than 2:00 p.m. Eastern time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom.

32	Grayscale Ethereum Covered Call ETF

Issuance of a Creation Unit. Except as provided in this SAI (or as otherwise agreed by the Fund and an Authorized Participant), Creation Units will not be finally issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Transfer Agent and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the first Business Day following the day on which the purchase order is deemed received by the Transfer Agent (except as otherwise agreed by the Fund and an Authorized Participant). However, the Fund reserves the right to settle Creation Unit transactions on a basis other than the first Business Day following the day on which the purchase order is deemed received by the Transfer Agent to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The Authorized Participants shall be liable to the Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below (or as otherwise agreed by the Fund and an Authorized Participant). In the case of a Creation Unit to be issued in the form of Tokenized Shares, no Tokenized Shares are minted, and no position is reflected in the Digital Transfer Agent’s records, until the Transfer Agent has confirmed that the order has been accepted in proper form and that the required Fund Deposit has been received, and has delivered an authorized creation confirmation or settlement instruction to the Digital Transfer Agent; the Digital Transfer Agent then credits the Authorized Participant’s position and mints the corresponding Tokenized Shares to the Authorized Participant’s Allowlisted wallet as a single controlled step. In these circumstances, the initial deposit will have a value greater than the NAV of Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a value designated by the Trust up to 115% of the value, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 2:00 p.m. Eastern time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount equal to a value designated by the Trust up to 115% of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders of Creation Units. The Trust reserves the right to reject an order for Creation Units transmitted to it by the Transfer Agent with respect to the Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining Shares ordered, would own 80% or more of the currently outstanding Shares; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent, the Digital Transfer Agent, the Distributor and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units; (g) in the case of Creation Units to be issued in the form of Tokenized Shares (1), the applicable Authorized Participant, investor or wallet has not satisfied the Digital Transfer Agent’s onboarding, wallet-verification, Superstate Allowlist, sanctions, anti-money-laundering, tax certification or other applicable requirements; (2) the Digital Transfer Agent, Ethereum blockchain, smart contracts, Superstate Allowlist, blockchain wallet, or other Tokenized Share-related system is unavailable, impaired or not functioning as required; or (3) acceptance or processing of the order would be inconsistent with the Fund’s or the Digital Transfer Agent’s policies and procedures or applicable law.

33	Grayscale Ethereum Covered Call ETF

Examples of such circumstances described in (f) and (g)(2) above, include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub- custodian, the Transfer Agent, the Digital Transfer Agent, the Ethereum blockchain, smart contracts, the Superstate Allowlist, blockchain wallets, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of Shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for the Fund is $300, regardless of the number of Creation Units created in the transaction. The Fund may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Deposit Securities to the Trust from their account for their order. Creation orders involving Tokenized Shares may also be subject to blockchain network fees and other charges, in each case as set forth in the Participant Agreement, the Fund’s procedures or other applicable agreements. Such fees and charges may be borne by the Authorized Participant, the Adviser, the Digital Transfer Agent or another party as specified in those agreements and procedures.

Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter. These considerations apply to both DTCC Shares and Tokenized Shares. In addition, a person that creates Tokenized Shares and resells or transfers them through broker-dealer platforms, electronic platforms, peer-to-peer transfers or other non-exchange channels should consider whether its activities could require registration as a broker-dealer, alternative trading system or securities exchange, or otherwise trigger prospectus delivery, resale, distribution, market-making or other obligations under the federal securities laws. Exchange-based prospectus delivery mechanisms may not be available for non-exchange transactions in Tokenized Shares.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent, and, with respect to Creation Units redeemed in the form of Tokenized Shares, in coordination with the Digital Transfer Agent, and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

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With respect to the Fund, the Custodian, through the NSCC, and/or such other channels as the Fund or its service providers may use for Creation Unit processing, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the list of the names and Share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities. In the case of a redemption of Creation Units in the form of Tokenized Shares, no redemption proceeds will be released unless and until the Authorized Participant has burned the Tokenized Shares being redeemed by transferring them to the designated burn address or invoking the applicable burn function, the Digital Transfer Agent has confirmed that burn to the Transfer Agent as delivery of the Tokenized Shares being redeemed, all applicable settlement requirements have been satisfied, and the Transfer Agent has completed the corresponding cancellation of Shares. An Authorized Participant may also burn Tokenized Shares to book-entry form on the Digital Transfer Agent’s records without redeeming; a burn to book-entry form does not constitute a redemption request, does not reduce Shares outstanding, and does not entitle the Authorized Participant to redemption proceeds.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. In the event that the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for the Fund is $300, regardless of the number of Creation Units redeemed in the transaction. The Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order. Redemption orders involving Tokenized Shares may also be subject to blockchain network fees, Digital Transfer Agent fees, platform fees, or settlement charges, if applicable, and other charges, in each case as set forth in the Participant Agreement, the Fund’s procedures or other applicable agreements. Ethereum network transaction fees incurred in connection with Tokenized Share transactions are expected to be borne as described under “Ethereum Blockchain.”.

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account for their order.

Procedures for Redemption of Creation Units. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of Shares to the Trust’s Transfer Agent or, in the case of Tokenized Shares, completion of the Digital Transfer Agent’s applicable transfer, burn, wallet-verification, Allowlist, smart-contract and reconciliation procedures; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

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Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if: (i) such order is received by the Transfer Agent not later than the Order Cut-Off Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of a Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by a Fund after the Order Cut-Off Time will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount (or the requisite amount of cash in the case of all cash redemptions) will generally be transferred by T+1 (except as otherwise set forth in the Participant Agreement or as agreed to by the Fund and an Authorized Participant), where the Settlement Date is the Business Day following the date on which such request for redemption is deemed received by the Trust. On days when the Exchange closes earlier than normal, orders to redeem Creation Unit Aggregations may need to be placed earlier in the day.

Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant that wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of DTCC Shares directly through DTC for DTCC Shares. An order to redeem Creation Units outside the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Transfer Agent not later than the Order Cut-Off Time on such Transmittal Date; (ii) such order is accompanied or preceded by the requisite number of Shares of the Fund and Cash Redemption Amount, as applicable, specified in such order, which delivery must be made through DTC to the Trust not later than 11:00 a.m. and 2:00 p.m., respectively, Eastern time, on the next Business Day following such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed. The Transfer Agent will then initiate procedures to transfer the Fund Securities and the Cash Redemption Amount, as applicable, to the Authorized Participant on behalf of the redeeming Beneficial Owner generally by T+1 (except as otherwise set forth in the Participant Agreement or as agreed to by the Fund and an Authorized Participant). Orders to redeem Creation Units in the form of Tokenized Shares outside the Clearing Process must be submitted and settled in accordance with the Participant Agreement and the Digital Transfer Agent’s procedures, including any required transfer, burn, wallet-verification, Superstate Allowlist, smart-contract, settlement and reconciliation procedures, and will be deemed received only if received by the Transfer Agent not later than the Order Cut-Off Time on the applicable Transmittal Date and all such procedures, including any applicable delivery, burn and settlement requirements, are satisfied by the times specified in the Participant Agreement and the Fund’s procedures.

After the Trust has deemed an order for redemption outside the Clearing Process to have been received, the Trust will initiate procedures to transfer the requisite Fund Securities, which are expected to be delivered within one Business Day, and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

The calculation of the value of the Fund Securities and the Cash Redemption Amount, as applicable, to be delivered upon redemption will be made by the Trust according to the procedures set forth under the section entitled “Determination of NAV,” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Trust by a DTC Participant not later than the Order Cut-Off Time on the Transmittal Date, and the requisite number of Shares are delivered to the Custodian through DTC for DTCC Shares prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount, as applicable, to be delivered will be determined by the Trust on such Transmittal Date. In the event that the requisite number of Shares are not delivered to the Custodian through DTC for DTCC Shares prior to the DTC Cut-Off-Time, the Trust may deliver the Fund Securities notwithstanding such deficiency in reliance on the undertaking of the Authorized Participant to deliver the missing Shares as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery, prior to the DTC Cut-Off-Time, and subsequent maintenance of collateral consisting of cash having a value designated by the Trust up to 115% of the value of the missing Shares (the “Cash Collateral”). If, however, a redemption order is submitted to the Trust by a DTC Participant not later than the Order Cut-Off Time on the Transmittal Date but either: (i) the requisite number of Shares of a Fund (including any Cash Collateral) are not delivered by the DTC Cut-Off-Time as described above or: (ii) the redemption order is not submitted in proper form, then the redemption order may be deemed to be rejected and the investor will be liable to the Trust for losses, if any, resulting therefrom. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is received in good order by the Trust, i.e., the Business Day on which the Shares (including any Cash Collateral) are delivered through DTC to the Trust by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order. For Tokenized Shares, the delivery, transfer or burn of Shares and any related collateral or settlement requirements will be determined under the Participant Agreement and the Digital Transfer Agent’s procedures, and a redemption order may be rejected, cancelled, delayed, reversed or treated as not in proper form if those procedures are not satisfied.

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Additional Redemption Procedures. In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two Business Days of the Transmittal Date, except as otherwise described above.

However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds with respect to the Fund may take longer than one Business Day after the day on which the redemption request is received in proper form. If neither the redeeming Shareholder nor the Authorized Participant acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming Shareholders will be required to receive its redemption proceeds in cash.

The Trust may in its discretion exercise its option to redeem Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”), as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.

Because the portfolio securities of the Fund may trade on other exchanges on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their Shares, or to purchase or sell Shares on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

The Fund will not suspend or postpone redemption beyond seven days, except as permitted under Section 22(e) of the 1940 Act. The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (1) for any period during which the NYSE or the Exchange, as applicable, is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE or the Exchange, as applicable, is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Fund’s portfolio securities or determination of the NAV of Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC. In addition, processing, settlement, minting, burning, transfer, correction or conversion of Tokenized Shares may be suspended, delayed, rejected or reversed, to the extent permitted by applicable law and the Fund’s procedures, if the Digital Transfer Agent, Ethereum blockchain, smart contracts, Superstate Allowlist, wallet infrastructure, or other Tokenized Share-related systems are unavailable, impaired or not functioning as required, or if processing would be inconsistent with applicable law or the Fund’s or Digital Transfer Agent’s policies and procedures. Notwithstanding the foregoing, any such suspension, delay, rejection or reversal affecting the redemption of Tokenized Shares is subject to Section 22(e) of the 1940 Act, and the Fund will not suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption, of any Shares (including Tokenized Shares) for more than seven days except as permitted under Section 22(e) of the 1940 Act.

Custom Baskets. The Fund may utilize custom creation or redemption baskets consistent with Rule 6c-11 under the 1940 Act. The recordkeeping format in which Creation Units are issued or redeemed, including as DTCC Shares or Tokenized Shares, does not, by itself, cause a basket to be a custom basket. A custom order may be placed when, for example, an Authorized Participant cannot transact in an instrument in the in-kind creation or in-kind redemption basket and therefore has additional cash included in lieu of such instrument. The Trust has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets. These policies and procedures provide detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the Fund and its shareholders, including the process for any revisions to, or deviations from, those parameters, and specify the titles or roles of the individuals who are required to review each custom basket for compliance with the parameters. Use of the smart contract interface or the Digital Transfer Agent’s Tokenized Share procedures does not modify the Fund’s policies and procedures governing the construction and acceptance of baskets.

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Order Channel for Tokenized Shares. The Digital Transfer Agent does not operate an order-entry channel for Creation Units. No smart-contract interaction or Digital Transfer Agent interface is an exchange, alternative trading system, broker-dealer platform or other trading market for Shares, and no such interaction constitutes receipt or acceptance of an order.

Settlement of Tokenized Shares. Creation Units issued in the form of Tokenized Shares settle on the same Settlement Date and under the same Participant Agreement terms as Creation Units issued in the form of DTCC Shares. Following receipt of the Transfer Agent’s authorized creation confirmation, the Digital Transfer Agent credits the Authorized Participant’s position and mints the corresponding Tokenized Shares to the Authorized Participant’s Allowlisted wallet; the Tokenized Shares are delivered when that minting transaction reaches finality on the Ethereum blockchain. Orders for DTCC Shares are generally settled on a T+1 basis, with DTCC Shares delivered to the Authorized Participant through DTC on the Settlement Date. Authorized Participants settle Creation Unit purchases and redemptions in U.S. dollars and/or in-kind consideration as provided in the Participant Agreement. Settlement in stablecoins or other digital assets is not available.

Secondary market transfers of Tokenized Shares, including peer-to-peer transfers, do not constitute creations or redemptions and are not governed by this section, except to the extent an Authorized Participant effects a creation or redemption in a recordkeeping format made available by the Fund or a holder elects to convert Shares between DTCC Shares and Tokenized Shares pursuant to the Fund’s and the Digital Transfer Agent’s procedures. To the extent an Authorized Participant effects a creation or redemption in a recordkeeping format made available by the Fund, this section applies to such creation or redemption. A holder’s change in recordkeeping format between DTCC Shares and Tokenized Shares does not constitute a creation or redemption and is described under “Description of Shares — Tokenized Share Structure.”

Portfolio Holdings Disclosure Policies and Procedures

The Trust’s Board has adopted a policy regarding the disclosure of information about the Fund’s security holdings. The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly available internet web sites. The Trust’s portfolio holdings information will be provided to the Distributor or other agents for dissemination through the facilities of the National Securities Clearing Corporation (NSCC) and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants that have been authorized to purchase and redeem large blocks of Shares pursuant to legal requirements, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading Shares in the secondary market. Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Trust in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Trust in the ordinary course of business including providers of auditing, custody, proxy voting, financial printing, legal and other similar services. Such entities are required to keep such information confidential.

Portfolio Turnover Rate

Portfolio Turnover

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. For the period of September 4, 2025 (commencement of operations) through December 31, 2025, the portfolio turnover rate for the Fund was 0%.

Brokerage Transactions

The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Sub-Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Sub-Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

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The Sub-Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker-dealer for each specific transaction, the Sub-Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Sub-Adviser will also use electronic crossing networks (“ECNs”) when appropriate.

Subject to the foregoing policies, brokers or dealers selected to execute the Fund’s portfolio transactions may include the Fund’s Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute the Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Shares in Creation Units-Creation Transaction Fee” and “-Redemption Transaction Fee”, the Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute the Fund’s portfolio transactions in connection with such orders.

The Sub-Adviser is responsible, subject to oversight by the Adviser and the Board, for placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Sub-Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Sub-Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

The Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

Directed Brokerage. The following table sets forth the amount the Fund paid in brokerage commissions for the specified period.

Fiscal Period Ended	Brokerage Commission Paid
December 31, 2025*	$124,996

*The Inception date of the Fund was September 4, 2025.

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser, the Sub-Adviser, or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

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Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Fund are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Fund; or (iii) sold the largest dollar amounts of Shares.

The Distributor

The Trust and Foreside Fund Services, LLC (the “Distributor”) are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust and distributes Shares. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor distributes all Shares in Creation Units without regard to whether such Shares are recorded as DTCC Shares or Tokenized Shares, to the extent Creation Unit transactions in Tokenized Shares are made available by the Fund and accepted in accordance with the Fund’s procedures. Any amounts payable under the Distribution and Service Plan described below (the “Plan”) are calculated and applied uniformly to all Shares as a single class and are not differentiated by recordkeeping format. See "Multi-Class Treatment Risk." The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares, including Tokenized Shares, and does not act as a market maker, liquidity provider, trading platform or broker-dealer counterparty for transactions in Shares. The principal business address of the Distributor is Three Canal Plaza, Suite 1000 Portland, ME 04101.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will review orders for the purchase and redemption of Creation Units, provided that any purchase or redemption orders will not be binding on the Trust until accepted by the Trust. With respect to Creation Units to be issued or redeemed in the form of Tokenized Shares, the Distributor’s review and order-processing role is subject to coordination with the Transfer Agent and the Digital Transfer Agent and to the Fund’s, the Distributor’s and the Digital Transfer Agent’s procedures, including applicable Authorized Participant onboarding, wallet verification, Superstate Allowlist, smart-contract, settlement and reconciliation requirements. Submission of an instruction through any Digital Transfer Agent interface or other Tokenized Share-related process does not, by itself, constitute acceptance of an order by the Trust or the Distributor. The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined in “Book Entry and Tokenized Share Recordkeeping Systems”). No such agreement, by itself, authorizes a Soliciting Dealer to maintain a secondary market in Shares, facilitate peer-to-peer transfers of Tokenized Shares, operate an electronic trading platform or alternative trading system, act as a market maker or liquidity provider in Tokenized Shares, or perform Digital Transfer Agent, wallet, Allowlist or smart-contract functions. Any organized or intermediated secondary market activity in Tokenized Shares must be conducted through appropriately registered intermediaries or exempt persons or venues and in accordance with applicable law. Any broker-dealer or alternative trading system effecting transactions in Tokenized Shares also would be responsible for compliance with applicable Exchange Act and FINRA market-structure requirements, including Regulation NMS (including Rule 611 while in effect), Regulation ATS where applicable, best-execution, trade-reporting and Regulation M requirements, as applicable.

The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

Intermediary Compensation. The Adviser, the Sub-Adviser, or their affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Fund or its shareholders), may pay certain broker dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing and educational training or support. These arrangements are not financed by the Fund and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s Prospectus and they do not change the price paid by investors for the purchase of Shares or the amount received by a shareholder as proceeds from the redemption of Shares. Such payments do not authorize any Intermediary to maintain a secondary market in Shares, operate an exchange, alternative trading system or trading platform for Tokenized Shares, or perform Digital Transfer Agent, wallet, Allowlist or smart-contract functions unless separately authorized and appropriately registered or exempt from registration. Intermediaries may charge their own commissions, markups, markdowns, spreads, platform fees, blockchain-related fees or other charges in connection with transactions in Shares, including Tokenized Shares.

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Such compensation may be paid to Intermediaries that provide services to the Fund, including marketing and education support (such as through conferences, webinars and printed communications), technology, data or platform support, or support relating to investor education regarding DTCC Shares, Tokenized Shares and changes in recordkeeping format. Such compensation does not include compensation payable to the Digital Transfer Agent for maintaining Tokenized Share records, administering the Superstate Allowlist, operating smart-contract controls or performing other digital transfer agency services, or compensation payable to the Transfer Agent for coordinating Creation Unit processing with respect to Tokenized Shares or performing other transfer agency services. The Adviser and Sub-Adviser periodically assess the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professional if he or she receives similar payments from his or her Intermediary firm.

Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker, or other investment professional for more information regarding any payments his or her Intermediary firm may receive. Any payments made by the Adviser, Sub-Adviser or their affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares.

If you have any additional questions, please call 866-775-0131.

Distribution and Service Plan. The Trust has adopted a Distribution and Service Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. No payments pursuant to the Plan are currently paid by the Fund and no payments are expected to be made during the twelve (12) month period from the date of this SAI. Rule 12b-1 fees to be paid by the Fund under the Plan may only be imposed after approval by the Board and any required update to the Fund’s fee table and related disclosure.

Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding Shares. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

The Plan provides that the Fund pays the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the FINRA rules concerning sales charges. Under the Plan, subject to the limitations of applicable law and regulations, the Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. The Plan does not authorize payments for investment advisory services, portfolio management, custody, administration, transfer agency, digital transfer agency, blockchain-based recordkeeping, smart-contract administration, wallet administration, Allowlist management, or other non-distribution services, except to the extent the Board determines that such payments are permissible under Rule 12b-1, the Plan and applicable law. Such activities may include, but are not limited to: (i) delivering copies of the Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (ii) marketing and promotional services, including advertising; (iii) paying the costs of and compensating others, including Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” above) with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of the Fund; (iv) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Fund; (v) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (vi) facilitating communications with beneficial owners of DTCC Shares or shareholders of record of Tokenized Shares, including the cost of providing (or paying others to provide) services to beneficial owners of DTCC Shares or shareholders of record of Tokenized Shares, including, but not limited to, assistance in answering inquiries related to shareholder accounts; and (vii) such other services and obligations as are set forth in the Distribution Agreement.

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Proxy Voting Policies

The Board has delegated proxy voting responsibilities to the Adviser, subject to the Board’s oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Fund’s and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted proxy voting policies and guidelines for this purpose (“Proxy Voting Policies”) and has engaged a third-party proxy solicitation firm to assist with voting proxies in a timely manner and making voting recommendations under guidelines adopted by the Adviser. A copy of the Proxy Voting Policies is set forth in Appendix A to this SAI. The Trust’s Chief Compliance Officer is responsible for monitoring the effectiveness of the Proxy Voting Policies. The Proxy Voting Policies have been adopted by the Trust as the policies and procedures that the Adviser will use when voting proxies on behalf of the Fund.

The Proxy Voting Policies address, among other things, material conflicts of interest that may arise between the interests of the Fund and the interests of the Adviser. The Proxy Voting Policies will ensure that all issues brought to shareholders are analyzed in light of the Adviser’s fiduciary responsibilities.

When available, information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling 866-775-0131 and (2) on the SEC’s website at www.sec.gov.

Federal Income Taxes

The following is only a summary of certain U.S. federal income tax considerations generally affecting the Fund and its shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, local or foreign taxes.

Taxation of the Fund. The Fund has elected and intends to continue to qualify each year to be treated as a separate RIC under Subchapter M of the Code. As such, the Fund should not be subject to federal income taxes on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. To qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least the sum of 90% of its net investment income (generally including the excess of net short- term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

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To the extent the Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect, and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at the regular 21% corporate rate without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built in gains recognized with respect to certain of its assets upon disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

The Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. For this purpose, any ordinary income or capital gain net income retained by the Fund and subject to corporate income tax will be considered to have been distributed. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax, but can make no assurances that all such tax liability will be eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

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If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Taxation of Shareholders - Distributions. The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net realized capital gain will be taxable to Fund shareholders regardless of whether the shareholder receives these distributions in cash or reinvests them in additional Shares.

The Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporations, and the portion of dividends which may qualify for treatment as qualified dividend income, which, subject to certain limitations and requirements, is taxable to non-corporate shareholders at rates of up to 20%.

Qualified dividend income includes, in general and subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by the Fund from an ETF, an underlying fund taxable as a RIC, or a qualified real estate investment trust (“REIT”) may be treated as qualified dividend income generally only to the extent so reported by such ETF, underlying fund, or REIT. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

Fund dividends will not be treated as qualified dividend income if the Fund does not meet holding period and other requirements with respect to dividend paying stocks in its portfolio, and the shareholder does not meet holding period and other requirements with respect to the Shares on which the dividends were paid. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.

In the case of corporate shareholders, certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend to be eligible. Capital gain dividends distributed to the Fund from REITs and other RICs are not eligible for the dividends received deduction. To qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends received deduction with respect to those Shares.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes taxable interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

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Shareholders who have not held Shares for a full year should be aware that the Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment. To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher capital gain or lower capital loss when Shares on which the distribution was received are sold. After a shareholder’s basis in Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Taxation of Shareholders - Sale, Redemption, or Exchange of Shares. A sale, redemption, or exchange of Shares may give rise to a gain or loss. A sale or exchange of Tokenized Shares, including a peer-to-peer on-chain transfer for value is generally a taxable disposition for the transferor. Other transfers of Tokenized Shares, including wallet-to-wallet transfers, may have tax consequences depending on the facts and circumstances. The transferor generally will recognize gain or loss equal to the difference between the amount realized on the transfer (including any consideration received) and the transferor’s adjusted tax basis in the Tokenized Shares transferred. A change in ownership of Shares between DTCC Shares and Tokenized Shares that does not change beneficial ownership is intended to be treated as a change in recordkeeping format and not as a sale, exchange or other taxable disposition of Shares for U.S. federal income tax purposes. Shareholders should consult their own tax advisers. For tax purposes, an exchange of your Fund Shares for shares of a different fund is the same as a sale. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired shares will be adjusted to reflect the disallowed loss.

The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the amount realized and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. With respect to DTCC Shares held through a broker, contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account. Shareholders who hold Tokenized Shares and effect peer-to-peer or wallet-to-wallet transfers should be aware that, a holder that transfers Tokenized Shares outside a brokerage account may not have a broker responsible for maintaining or reporting cost basis for the transfer, and the holder may need to maintain records necessary to determine basis, holding period and tax consequences, subject to the information-reporting procedures applicable to the holder’s account, and information reporting under Section 6045 of the Code may require a broker that effects a sale of Tokenized Shares to report the transaction on Form 1099-DA rather than Form 1099-B, subject to applicable exceptions. Accordingly, holders of Tokenized Shares may face additional administrative burdens in tracking and reporting their tax basis (which may require tracking on a wallet-by-wallet basis) and in applying the wash sale rule under Section 1091 of the Code. The tax consequences of transactions in Tokenized Shares may be complex and are subject to uncertainty; shareholders are encouraged to consult their own tax advisers.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of the Fund may limit the tax efficiency of the Fund. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service (“IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.

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Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust, on behalf of the Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Authorized Participants purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.

Taxation of Fund Investments. Certain of the Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the Fund’s ability to qualify as a RIC, may affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without the Fund receiving cash with which to make distributions in amounts sufficient to enable the Fund to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records to mitigate the effect of these rules and preserve the Fund’s qualification for treatment as a RIC. To the extent the Fund invests in an underlying fund that is taxable as a RIC, the rules applicable to the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments.

In particular, the Fund’s transactions in forward contracts, options, and futures contracts (including options and futures contracts digital assets), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount, and timing of distributions to shareholders. These provisions also (a) will require the Fund to “mark to market” certain types of the positions in its portfolio (i.e., require the Fund to treat all unrealized gains and losses with respect to those positions as though they were realized at the end of each year) and (b) may cause the Fund to recognize income prior to or without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax at the Fund level, the Fund might be required to sell portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

As a result of entering into swap contracts, if any, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to recognize current income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

Any investments by the Fund in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market, and non-equity options written or purchased by the Fund on U.S. exchanges (including options on broad-based equity indices and debt securities), are subject to special tax rules. Any section 1256 contracts held by the Fund at the end of its taxable year (and, for purposes of the 4% excise tax, on certain later dates as prescribed under the Code) are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were neither part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

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In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

In addition to the special rules described above in respect of options and futures transactions, the Fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, and wash sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a RIC and avoid a fund-level tax.

Backup Withholding. The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding;” or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States. With respect to Tokenized Shares, the Fund, the Transfer Agent, the Digital Transfer Agent or other service providers will obtain tax certifications, perform required withholding and provide information reporting to the extent required by the Code and applicable Treasury regulations and in accordance with the applicable agreements and procedures. Holders of Tokenized Shares should ensure that taxpayer identification information and withholding certifications on file with the Digital Transfer Agent remain current and accurate.

Non-U.S. Shareholders. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

47	Grayscale Ethereum Covered Call ETF

Unless certain non-U.S. entities that hold Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

For foreign shareholders to qualify for an exemption from backup withholding, described above, the foreign shareholder must comply with special certification and filing requirements. Foreign shareholders in the Fund should consult their tax advisors in this regard.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one unrelated trade or business against the income or gain of another unrelated trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Fund if, for example, (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Other Issues. In those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

Code of Ethics

The Trust, the Adviser, and the Sub-Adviser have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust, the Adviser, and the Sub-Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the codes of ethics). Each Code of Ethics permits personnel subject to that Code of Ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Fund. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust, the Adviser, or the Sub-Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust, the Adviser, or the Sub-Adviser.

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at www.sec.gov.

Financial Statements

The Fund’s audited annual financial statements for the fiscal period ended December 31, 2025, including the accompanying notes and the report of Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, as filed on Form N-CSR, are incorporated by reference into this SAI. These audited financial statements are available free of charge upon request by calling the Fund at 866-775-0131.

48	Grayscale Ethereum Covered Call ETF

APPENDIX A

GRAYSCALE ADVISORS, LLC

PROXY VOTING POLICY AND PROCEDURES

Introduction

SEC Rule 206(4)-6 of the Advisers Act (the “Proxy Rule”) requires SEC-registered investment Advisers that exercise voting authority with respect to client securities to: (i) adopt written policies reasonably designed to ensure that the investment Advisor votes in the best interest of its clients and addresses how the investment Adviser will deal with material conflicts of interest that may arise between the investment Adviser and its clients; (ii) disclose to its clients information about such policies and procedures; and (iii) upon request, provide information on how proxies were voted. The Advisor has retained Institutional Shareholder Services (“ISS”), a third-party industry leader in proxy services, to facilitate their proxy voting, record keeping and reporting services. ISS is responsible for receiving copies of proxies on behalf of the Adviser.

Policy

The Adviser has delegated responsibility for the administration of proxy voting to ISS, a Delaware Corporation.

Responsibilities of ISS:

1.	process all proxies received in connection with underlying portfolio securities held by the

2.	Adviser’s clients;

3.	apply ISS’ proxy voting procedures, which the Adviser has reviewed and determined to be consistent with the views of the Adviser on the various types of proxy proposals;

4.	maintain appropriate records of proxy voting that are easily-accessible by appropriate authorized persons of ISS; and

5.	in cases where ISS cannot provide a recommendation, they will notify the Adviser, or

6.	otherwise will vote “No.”

Responsibilities of the Adviser:

The Adviser, as appropriate, will authorize and instruct each Client’s custodian to forward all proxy statements and ballots directly to ISS, who votes the proxies. The Adviser reviews and updates ISS’ Client list as needed.

When ISS does not provide a recommendation, ISS notifies the Adviser. The CCO, or their designee or the COO will determine whether the Adviser should vote the proxy. In determining whether to vote a particular proxy, the Adviser will consider a variety of factors and will apply the following guidelines, as applicable:

•	The Firm will attempt to consider all aspects of the vote that could affect the value of the issuer or that of the Client, including the costs associated with voting;

•	The Firm may choose not to vote securities where it determines the issues being voted on are immaterial to the value of the issuer;

•	The Firm will vote in a manner that it believes is consistent with the Client’s stated

•	objectives; and

•	The Firm will generally vote in accordance with the recommendation of the issuing company’s management on routine and administrative matters, unless the Firm has a particular reason to vote to the contrary.

Conflicts of Interest related to Proxy Voting

ISS issues voting recommendations and casts proxy votes strictly in accordance with pre-determined proxy voting guidelines, which the Adviser believes is in the best interests of their clients. The adherence to pre- determined proxy voting guidelines by the Adviser and ISS helps reduce conflicts of interests and helps ensure that proxy votes are cast in accordance with the best interests of the Adviser’s clients. If a proxy proposal were to create a conflict of interest between the interests of a client and those of the Adviser, the proxy will be voted strictly in conformity with the recommendation of ISS.

49	Grayscale Ethereum Covered Call ETF

To the extent that ISS has a conflict of interest as it relates to the recommendation of a proxy proposal, the Adviser has established measures reasonably designed to identify and address ISS’ conflict of interest. The Adviser has contractually agreed with ISS such that ISS is required to immediately notify the Adviser if ISS believes there exists a conflict with its own obligation to issue proxy proposal recommendations. Such notice shall contain a disclosure which shall enable the Adviser to understand the relationship or interest and the steps taken by ISS to mitigate the conflict and to make an assessment of the reliability or objectivity of the recommendation. The Adviser shall also review the ISS report, as needed, detailing the reasoning behind particular proposal recommendations and in instances where the Adviser determines the reasoning is biased or otherwise inconsistent with ISS’ obligations. The Adviser shall review and vote such proxy proposals without regard to ISS, with a goal of identifying any material relationships with publicly traded companies that may create potential conflicts of interest in the future. The Adviser will memorialize instances where they were conflicted and instances where the Adviser or ISS determine that ISS is conflicted.

To monitor compliance with these procedures, any proposed or actual deviation from a recommendation of ISS must be reported to the CCO, or their designee, of the Adviser. The CCO, or their designee, of the Adviser would then provide guidance concerning the proposed deviation and whether this deviation presents any potential conflict of interest.

In the case of the Grayscale ETFs1, the Adviser shall report each deviation from an ISS recommendation regarding a proxy received in connection with underlying portfolio securities held by a Portfolio to the Grayscale Funds Trust at the next formal meeting of the Board.

Voting Information and Recordkeeping

Under the Books and Records Rule, the Firm must retain: (i) its voting policies and procedures; (ii) corporate action and proxy statements received; (iii) records of votes cast; (iv) records of its Clients’ requests for voting information; and (v) any documents prepared by the Firm that were material to making a decision on how to vote. All votes will be documented and maintained by the CCO.

Further, Rule 30b1-4 under the 1940 Act requires registered investment companies to file their complete proxy voting records on Form N-PX for the 12-month period ended June 30 by August 31 of each year. As it relates to the Grayscale ETFs, the Adviser will review all reports on Form N-PX and will cooperate with the Grayscale Funds Trust Board and U.S. Bancorp Fund Services, LLC in preparation and filing of such reports.

Last Reviewed: April 2026

1 The Adviser serves as the investment adviser of Grayscale Funds Trust and each series of the Trust is referred to as the Grayscale ETFs.

50	Grayscale Ethereum Covered Call ETF

GRAYSCALE FUNDS TRUST
File Nos. 811-23876 & 333-271770

PART C
Other Information

Item 28. Exhibits.

The following exhibits are filed herewith, except as noted:

(a)	Articles of Incorporation.

	(i)	Certificate of Trust dated May 3, 2023 is incorporated by reference to the Registrant’s initial Registration Statement on Form N-1A, as filed on May 9, 2023.

	(ii)	Amended and Restated Agreement and Declaration of Trust, dated August 21, 2024, is incorporated by reference to Exhibit 28(a)(ii) to the Registrant’s Registration Statement on Form N-1A, as filed on October 11, 2024.

(b)	Bylaws.

	(i)	By-Laws effective as of May 3, 2023 is incorporated by reference to the Registrant’s initial Registration Statement on Form N-1A, as filed on May 9, 2023.

(c)	Instruments Defining Rights of Security Holders. None other than those contained in Exhibits (a)(i) and (a)(ii).

(d)	Investment Advisory Contracts.

	(i)	Investment Advisory Agreement between the Registrant and Grayscale Advisors, LLC is incorporated by reference to Exhibit 28(d)(i) to the Registrant’s Registration Statement on Form N-1A, as filed on July 29, 2024.

	(ii)	Amended Schedule A to the Investment Advisory Agreement is incorporated by reference to Exhibit 28(d)(ii) to the Registrant’s Registration Statement on Form N-1A, as filed on June 3, 2025.

	(iii)	Sub-Advisory Agreement between Grayscale Advisors, LLC, the Registrant and Vident Asset Management is incorporated by reference to Exhibit 28(d)(ii) to the Registrant’s Registration Statement on Form N-1A, as filed on July 29, 2024.

	(iv)	Amended Schedule A to the Sub-Advisory Agreement is incorporated by reference to Exhibit 28(d)(iv) to the Registrant’s Registration Statement on Form N-1A, as filed on June 3, 2025.

(e)	Underwriting Contracts.

	(i)	ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC is incorporated by reference to Exhibit 28(e)(i) to the Registrant’s Registration Statement on Form N-1A, as filed on August 26, 2024.

	(ii)	Third Amendment to the ETF Distribution Agreement is incorporated by reference to Exhibit 28(e)(ii) to the Registrant’s Registration Statement on Form N-1A, as filed on June 3, 2025.

	(iii)	Form of Authorized Participant Agreement is incorporated by reference to Exhibit 28(e)(ii) to the Registrant’s Registration Statement on Form N-1A, as filed on August 26, 2024.

(f)	Bonus or Profit Sharing Contracts. Not applicable

(g)	Custodian Agreements.

	(i)	Custodian Agreement between the Registrant and U.S. Bank, National Association is incorporated by reference to Exhibit 28(g)(i) to the Registrant’s Registration Statement on Form N-1A, as filed on August 26, 2024.

	(ii)	Sixth Amendment to the Custodian Agreement is incorporated by reference to Exhibit 28(g)(ii) to the Registrant’s Registration Statement on Form N-1A, as filed on June 3, 2025.

(h)	Other Material Contracts.

	(i)	Fund Administration Agreement between the Registrant and U.S. Bancorp Fund Services, LLC is incorporated by reference to Exhibit 28(h)(i) to the Registrant’s Registration Statement on Form N-1A, as filed on August 26, 2024.

	(ii)	Sixth Amendment to the Fund Administration Agreement is incorporated by reference to Exhibit 28(h)(ii) to the Registrant’s Registration Statement on Form N-1A, as filed on June 3, 2025.

	(iii)	Fund Accounting Agreement between the Registrant and U.S. Bancorp Fund Services, LLC is incorporated by reference to Exhibit 28(h)(ii) to the Registrant’s Registration Statement on Form N-1A, as filed on August 26, 2024.

	(iv)	Sixth Amendment to the Fund Accounting Agreement is incorporated by reference to Exhibit 28(h)(iv) to the Registrant’s Registration Statement on Form N-1A, as filed on June 3, 2025.

	(v)	Transfer Agent Agreement between the Registrant and U.S. Bancorp Fund Services, LLC is incorporated by reference to Exhibit 28(h)(iii) to the Registrant’s Registration Statement on Form N-1A, as filed on August 26, 2024.

	(vi)	Sixth Amendment to the Transfer Agent Agreement is incorporated by reference to Exhibit 28(h)(vi) to the Registrant’s Registration Statement on Form N-1A, as filed on June 3, 2025.

	(vii)	Digital Transfer Agency Agreement between the Registrant and Superstate Services LLC, to be filed by amendment.

	(viii)	Index Sublicense Agreement between the Registrant and Grayscale Advisors, LLC is incorporated by reference to Exhibit 28(h)(iv) to the Registrant’s Registration Statement on Form N-1A, as filed on August 26, 2024.

	(ix)	Index Sublicense Agreement between the Registrant and Grayscale Advisors, LLC is incorporated by reference to Exhibit 28(h)(iv) to the Registrant’s Registration Statement on Form N-1A, as filed on August 26, 2024.

	(x)	Investment Advisory Agreement between Grayscale Advisors, LLC and Grayscale Bitcoin Covered Call Subsidiary (a wholly owned subsidiary of Grayscale Bitcoin Covered Call ETF) is incorporated by reference to Exhibit 28(h)(ix) to the Registrant’s Registration Statement on Form N-1A, as filed on April 23, 2025.

	(xi)	Investment Advisory Agreement between Grayscale Advisors, LLC and Grayscale Bitcoin Premium Income Subsidiary (a wholly owned subsidiary of Grayscale Bitcoin Premium Income ETF) is incorporated by reference to Exhibit 28(h)(x) to the Registrant’s Registration Statement on Form N-1A, as filed on April 23, 2025.

	(xii)	Investment Advisory Agreement between Grayscale Advisors, LLC and Grayscale Ethereum Covered Call Subsidiary (a wholly owned subsidiary of Grayscale Ethereum Covered Call ETF) is incorporated by reference to Exhibit 28(h)(xi) to the Registrant’s Registration Statement on Form N-1A, as filed on April 25, 2025.

	(xiii)	Investment Advisory Agreement between Grayscale Advisors, LLC and Grayscale Ethereum Premium Income Subsidiary (a wholly owned subsidiary of Grayscale Ethereum Premium Income ETF) is incorporated by reference to Exhibit 28(h)(xii) to the Registrant’s Registration Statement on Form N-1A, as filed on April 25, 2025.

	(xiv)	Sub-Advisory Agreement between Grayscale Advisors, LLC and Vident Asset Management relating to Grayscale Bitcoin Covered Call Subsidiary (a wholly owned subsidiary of Grayscale Bitcoin Covered Call ETF) is incorporated by reference to Exhibit 28(h)(xi) to the Registrant’s Registration Statement on Form N-1A, as filed on April 1, 2025.

	(xv)	Sub-Advisory Agreement between Grayscale Advisors, LLC and Vident Asset Management relating to Grayscale Bitcoin Premium Income Subsidiary (a wholly owned subsidiary of Grayscale Bitcoin Premium Income ETF) is incorporated by reference to Exhibit 28(h)(xii) to the Registrant’s Registration Statement on Form N-1A, as filed on April 1, 2025.

	(xvi)	Sub-Advisory Agreement between Grayscale Advisors, LLC and Vident Asset Management relating to Grayscale Ethereum Covered Call Subsidiary (a wholly owned subsidiary of Grayscale Ethereum Covered Call ETF) is incorporated by reference to Exhibit 28(h)(xiv) to the Registrant’s Registration Statement on Form N-1A, as filed on April 25, 2025.

	(xvii)	Sub-Advisory Agreement between Grayscale Advisors, LLC and Vident Asset Management relating to Grayscale Ethereum Premium Income Subsidiary (a wholly owned subsidiary of Grayscale Ethereum Premium Income ETF) is incorporated by reference to Exhibit 28(h)(xvi) to the Registrant’s Registration Statement on Form N-1A, as filed on April 25, 2025.

(i)	Legal Opinion.

	(i)	Opinion and Consent of Counsel with respect to Grayscale Privacy ETF is incorporated by reference to Exhibit 28(i)(i) to the Registrant’s Registration Statement on Form N-1A, as filed on August 26, 2024.

	(ii)	Opinion and Consent of Counsel with respect to Grayscale Bitcoin Miners ETF is incorporated by reference to Exhibit 28(i)(ii) to the Registrant’s Registration Statement on Form N-1A, as filed on January 27, 2025.

	(iii)	Opinion and Consent of Counsel with respect to Grayscale Bitcoin Covered Call ETF is incorporated by reference to Exhibit 28(i)(iii) to the Registrant’s Registration Statement on Form N-1A, as filed on March 28, 2025.

	(iv)	Opinion and Consent of Counsel with respect to Grayscale Bitcoin Premium Income ETF is incorporated by reference to Exhibit 28(i)(iv) to the Registrant’s Registration Statement on Form N-1A, as filed on March 28, 2025.

	(v)	Opinion and Consent of Counsel with respect to Grayscale Bitcoin Adopters ETF is incorporated by reference to Exhibit 28(i)(v) to the Registrant’s Registration Statement on Form N-1A, as filed on April 23, 2025.

	(vi)	Opinion and Consent of Counsel with respect to Grayscale Ethereum Covered Call ETF is incorporated by reference to Exhibit 28(i)(vi) to the Registrant’s Registration Statement on Form N-1A, as filed on April 25, 2025.

	(vii)	Opinion and Consent of Counsel with respect to Grayscale Ethereum Premium Income ETF is incorporated by reference to Exhibit 28(i)(vii) to the Registrant’s Registration Statement on Form N-1A, as filed on April 25, 2025.

	(viii)	Opinion and Consent of Counsel with respect to Grayscale Artificial Intelligence Infrastructure ETF is incorporated by reference to Exhibit 28(i)(viii) to the Registrant's Registration Statement on Form N-1A, as filed on June 3, 2025.

(j)	Other Opinions. Not Applicable.

(k)	Omitted Financial Statements. Not Applicable.

(l)	Initial Capital Agreements.

	(i)	Purchase Agreement between the Registrant and Grayscale Advisors, LLC is incorporated by reference to Exhibit 28(l)(i) to the Registrant’s Registration Statement on Form N-1A, as filed on July 29, 2024.

(m)	Rule 12b-1 Plan.

	(i)	Distribution Plan (12b-1 Plan) is incorporated by reference to Exhibit 28(m)(i) to the Registrant’s Registration Statement on Form N-1A, as filed on August 26, 2024.

	(ii)	Amended Schedule A to the Distribution Plan (12b-1 Plan) is incorporated by reference to Exhibit 28(m)(ii) to the Registrant’s Registration Statement on Form N-1A, as filed on June 3, 2025.

(n)	Rule 18f-3 Plan. Not Applicable.

(o)	Reserved.

(p)	Code of Ethics.

	(i)	Code of Ethics for the Registrant is incorporated by reference to Exhibit 28(p)(i) to the Registration Statement on Form N-1A, as filed on September 21, 2026.

	(ii)	Code of Ethics for Vident Asset Management is incorporated by reference to Exhibit 28(p)(ii) to the Registrant’s Registration Statement on Form N-1A, as filed on August 26, 2024.

	(iii)	Code of Ethics for Grayscale Advisors, LLC is incorporated by reference to Exhibit 28(p)(iii) to the Registrant's Registration Statement on Form N-1A, as filed on June 3, 2025.

(q)	Other.

	(i)	Power of Attorney dated July 7, 2026 is incorporated herein by reference to Exhibit 28(q)(i) to the Registrant’s Registration Statement on Form N-1A, as filed on July 15, 2026.

Item 29. Persons Controlled by or Under Common Control with the Fund

None

Item 30. Indemnification

The Amended and Restated Agreement and Declaration of Trust (the “Declaration”) provides that any person who is or was a Trustee, officer, employee or other agent, including the underwriter, of such Trust shall be liable to the Trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or (2) the person’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person (such conduct referred to herein as Disqualifying Conduct) and for nothing else. Except in these instances and to the fullest extent that limitations of liability of agents are permitted by the Delaware Statutory Trust Act (the “Delaware Act”), these Agents (as defined in the Declaration) shall not be responsible or liable for any act or omission of any other Agent of the Trust or any investment adviser or principal underwriter. Moreover, except and to the extent provided in these instances, none of these Agents, when acting in their respective capacity as such, shall be personally liable to any other person, other than such Trust or its shareholders, for any act, omission or obligation of the Trust or any trustee thereof.

The Trust shall indemnify, out of its property, to the fullest extent permitted under applicable law, any of the persons who was or is a party, potential party, or non-party witness, or is threatened to be made a party, potential party, or non-party witness to any Proceeding (as defined in the Declaration), or is otherwise involved in a Proceeding, because the person is or was an Agent of such Trust.

These persons shall be indemnified against any Expenses (as defined in the Declaration), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the Proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not in itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the person’s conduct was unlawful. There shall nonetheless be no indemnification for a person’s own Disqualifying Conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Trust may be required, unless in the opinion of its counsel the matter has been settled by controlling precedent, to submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

Grayscale Advisors, LLC — this information is included in Form ADV filed with the SEC by Grayscale Advisors, LLC (Registration No. 801-122921) and is incorporated by reference herein.

Vident Asset Management, LLC — this information is included in Form ADV filed with the SEC by Vident Asset Management, LLC (Registration No. 801-114538) and is incorporated by reference herein.

Item 32. Principal Underwriters

(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	AB Active ETFs, Inc.

2.	ABS Long/Short Strategies Fund

3.	Absolute Shares Trust

4.	ActivePassive Core Bond ETF, Series of Trust for Professional Managers

5.	ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers

6.	ActivePassive International Equity ETF, Series of Trust for Professional Managers

7.	ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers

8.	Adaptive Core ETF, Series of Collaborative Investment Series Trust

9.	AdvisorShares Trust

10.	AFA Multi-Manager Credit Fund

11.	AGF Investments Trust

12.	AIM ETF Products Trust

13.	Alexis Practical Tactical ETF, Series of Listed Funds Trust

14.	AlphaCentric Prime Meridian Income Fund

15.	American Century ETF Trust

16.	Amplify ETF Trust

17.	Applied Finance Dividend Fund, Series of World Funds Trust

18.	Applied Finance Explorer Fund, Series of World Funds Trust

19.	Applied Finance Select Fund, Series of World Funds Trust

20.	ARK ETF Trust

21.	ARK Venture Fund

22.	Bitwise Funds Trust

23.	Bluestone Community Development Fund

24.	BondBloxx ETF Trust

25.	Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust

26.	Bridgeway Funds, Inc.

27.	Brinker Capital Destinations Trust

28.	Brookfield Real Assets Income Fund Inc.

29.	Build Funds Trust

30.	Calamos Convertible and High Income Fund

31.	Calamos Convertible Opportunities and Income Fund

32.	Calamos Dynamic Convertible and Income Fund

33.	Calamos ETF Trust

34.	Calamos Global Dynamic Income Fund

35.	Calamos Global Total Return Fund

36.	Calamos Strategic Total Return Fund

37.	Carlyle Tactical Private Credit Fund

38.	Cascade Private Capital Fund

39.	Center Coast Brookfield MLP & Energy Infrastructure Fund

40.	Clifford Capital Focused Small Cap Value Fund, Series of World Funds Trust

41.	Clifford Capital International Value Fund, Series of World Funds Trust

42.	Clifford Capital Partners Fund, Series of World Funds Trust

43.	Cliffwater Corporate Lending Fund

44.	Cliffwater Enhanced Lending Fund

45.	Cohen & Steers Infrastructure Fund, Inc.

46.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers

47.	CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series

48.	CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers

49.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust

50.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust

51.	CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of ONEFUND Trust

52.	Davis Fundamental ETF Trust

53.	Defiance Daily Short Digitizing the Economy ETF, Series of ETF Series Solutions

54.	Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions

55.	Defiance Israel Bond ETF, Series of ETF Series Solutions

56.	Defiance Next Gen Connectivity ETF, Series of ETF Series Solutions

57.	Defiance Next Gen H2 ETF, Series of ETF Series Solutions

58.	Defiance Quantum ETF, Series of ETF Series Solutions

59.	Denali Structured Return Strategy Fund

60.	Direxion Funds

61.	Direxion Shares ETF Trust

62.	Dividend Performers ETF, Series of Listed Funds Trust

63.	Dodge & Cox Funds

64.	DoubleLine ETF Trust

65.	DoubleLine Income Solutions Fund

66.	DoubleLine Opportunistic Credit Fund

67.	DoubleLine Yield Opportunities Fund

68.	DriveWealth ETF Trust

69.	EIP Investment Trust

70.	Ellington Income Opportunities Fund

71.	ETF Opportunities Trust

72.	Evanston Alternative Opportunities Fund

73.	Exchange Listed Funds Trust

74.	FlexShares Trust

75.	Forum Funds

76.	Forum Funds II

77.	Forum Real Estate Income Fund

78.	Goose Hollow Enhanced Equity ETF, Series of Collaborative Investment Series Trust

79.	Goose Hollow Multi-Strategy Income ETF, Series of Collaborative Investment Series Trust

80.	Goose Hollow Tactical Allocation ETF, Series of Collaborative Investment Series Trust

81.	Grayscale Future of Finance ETF, Series of ETF Series Solutions

82.	Guinness Atkinson Funds

83.	Harbor ETF Trust

84.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust

85.	Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust

86.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust

87.	Horizon Kinetics Medical ETF, Series of Listed Funds Trust

88.	Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust

89.	IDX Funds

90.	Innovator ETFs Trust

91.	Ironwood Institutional Multi-Strategy Fund LLC

92.	Ironwood Multi-Strategy Fund LLC

93.	John Hancock Exchange-Traded Fund Trust

94.	LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust

95.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers

96.	Mairs & Power Growth Fund, Series of Trust for Professional Managers

97.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers

98.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers

99.	Manor Investment Funds

100.	Milliman Variable Insurance Trust

101.	Mindful Conservative ETF, Series of Collaborative Investment Series Trust

102.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV

103.	Mohr Growth ETF, Series of Collaborative Investment Series Trust

104.	Mohr Industry Nav ETF, Series of Collaborative Investment Series Trust

105.	Mohr Sector Nav ETF, Series of Collaborative Investment Series Trust

106.	Morgan Stanley ETF Trust

107.	Morningstar Funds Trust

108.	Mutual of America Investment Corporation

109.	NEOS ETF Trust

110.	Niagara Income Opportunities Fund

111.	North Square Investments Trust

112.	OTG Latin American Fund, Series of World Funds Trust

113.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust

114.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust

115.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust

116.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust

117.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust

118.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust

119.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust

120.	Palmer Square Opportunistic Income Fund

121.	Partners Group Private Income Opportunities, LLC

122.	Performance Trust Mutual Funds, Series of Trust for Professional Managers

123.	Perkins Discovery Fund, Series of World Funds Trust

124.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust

125.	Plan Investment Fund, Inc.

126.	PMC Core Fixed Income Fund, Series of Trust for Professional Managers

127.	PMC Diversified Equity Fund, Series of Trust for Professional Managers

128.	Point Bridge America First ETF, Series of ETF Series Solutions

129.	Preferred-Plus ETF, Series of Listed Funds Trust

130.	Putnam ETF Trust

131.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust

132.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust

133.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust

134.	Renaissance Capital Greenwich Funds

135.	Reynolds Funds, Inc.

136.	RiverNorth Enhanced Pre-Merger SPAC ETF, Series of Listed Funds Trust

137.	RiverNorth Patriot ETF, Series of Listed Funds Trust

138.	RMB Investors Trust

139.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust

140.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust

141.	Roundhill Alerian LNG ETF, Series of Listed Funds Trust

142.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust

143.	Roundhill Cannabis ETF, Series of Listed Funds Trust

144.	Roundhill ETF Trust

145.	Roundhill Magnificent Seven ETF, Series of Listed Funds Trust

146.	Roundhill S&P Global Luxury ETF, Series of Listed Funds Trust

147.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust

148.	Roundhill Video Games ETF, Series of Listed Funds Trust

149.	Rule One Fund, Series of World Funds Trust

150.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust

151.	Six Circles Trust

152.	Sound Shore Fund, Inc.

153.	SP Funds Trust

154.	Sparrow Funds

155.	Spear Alpha ETF, Series of Listed Funds Trust

156.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust

157.	STF Tactical Growth ETF, Series of Listed Funds Trust

158.	Strategic Trust

159.	Strategy Shares

160.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust

161.	Syntax ETF Trust

162.	Tekla World Healthcare Fund

163.	Tema ETF Trust

164.	Teucrium Agricultural Strategy No K-1 ETF, Series of Listed Funds Trust

165.	Teucrium AiLA Long-Short Agriculture Strategy ETF, Series of Listed Funds Trust

166.	Teucrium AiLA Long-Short Base Metals Strategy ETF, Series of Listed Funds Trust

167.	The 2023 ETF Series Trust

168.	The 2023 ETF Series Trust II

169.	The Community Development Fund

170.	The Finite Solar Finance Fund

171.	The Private Shares Fund

172.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust

173.	Third Avenue Trust

174.	Third Avenue Variable Series Trust

175.	Tidal ETF Trust

176.	Tidal Trust II

177.	TIFF Investment Program

178.	Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan

179.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan

180.	Timothy Plan International ETF, Series of The Timothy Plan

181.	Timothy Plan Market Neutral ETF, Series of The Timothy Plan

182.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan

183.	Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan

184.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan

185.	Total Fund Solution

186.	Touchstone ETF Trust

187.	TrueShares Eagle Global Renewable Energy Income ETF, Series of Listed Funds Trust

188.	TrueShares Low Volatility Equity Income ETF, Series of Listed Funds Trust

189.	TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust

190.	TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust

191.	TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust

192.	TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust

193.	TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust

194.	TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust

195.	TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust

196.	TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust

197.	TrueShares Structured Outcome (May) ETF, Listed Funds Trust

198.	TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust

199.	TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust

200.	TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust

201.	TrueShares Technology, AI & Deep Learning ETF, Series of Listed Funds Trust

202.	U.S.Global Investors Funds

203.	Union Street Partners Value Fund, Series of World Funds Trust

204.	Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust

205.	Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust

206.	Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust

207.	Vest US Large Cap 10% Buffer Strategies VI Fund, Series of World Funds Trust

208.	Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust

209.	Vest US Large Cap 20% Buffer Strategies VI Fund, Series of World Funds Trust

210.	VictoryShares Core Intermediate Bond ETF, Series of Victory Portfolios II

211.	VictoryShares Core Plus Intermediate Bond ETF, Series of Victory Portfolios II

212.	VictoryShares Corporate Bond ETF, Series of Victory Portfolios II

213.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II

214.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II

215.	VictoryShares Emerging Markets Value Momentum ETF, Series of Victory Portfolios II

216.	VictoryShares Free Cash Flow ETF, Series of Victory Portfolios II

217.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II

218.	VictoryShares International Value Momentum ETF, Series of Victory Portfolios II

219.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II

220.	VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II

221.	VictoryShares Short-Term Bond ETF, Series of Victory Portfolios II

222.	VictoryShares THB Mid Cap ESG ETF, Series of Victory Portfolios II

223.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II

224.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II

225.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II

226.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II

227.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II

228.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II

229.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II

230.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II

231.	VictoryShares US Small Mid Cap Value Momentum ETF, Series of Victory Portfolios II

232.	VictoryShares US Value Momentum ETF, Series of Victory Portfolios II

233.	VictoryShares WestEnd US Sector ETF, Series of Victory Portfolios II

234.	Volatility Shares Trust

235.	West Loop Realty Fund, Series of Investment Managers Series Trust

236.	Wilshire Mutual Funds, Inc.

237.	Wilshire Variable Insurance Trust

238.	WisdomTree Digital Trust

239.	WisdomTree Trust

240.	WST Investment Trust

241.	XAI Octagon Floating Rate & Alternative Income Term Trust

(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	Three Canal Plaza, Suite 100, Portland, ME 04101	President/Manager	None

Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None

Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

Susan L. LaFond	Three Canal Plaza, Suite 100, Portland, ME 04101	Treasurer	None

Weston Sommers	Three Canal Plaza, Suite 100, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(c)     Not applicable.

Item 33. Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202
Registrant’s Custodian	U.S. Bank, National Association 1555 N. Rivercenter Drive, Suite 302 Milwaukee, Wisconsin 53212
Registrant’s Principal Underwriters	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
Registrant’s Investment Adviser and Sub-Adviser	Grayscale Advisors, LLC 290 Harbor Drive, 4th Floor Stamford, Connecticut 06902	Vident Asset Management, LLC 1125 Sanctuary Parkway, Suite 515 Alpharetta, Georgia 30009

Item 34. Management Services

There are no management-related service contracts not discussed in Part A or Part B.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford and the State of Connecticut, on the 29th day of September 2026.

GRAYSCALE FUNDS TRUST
(Registrant)

By:	/s/ Stephen E. Vanourny Jr.
Stephen E. Vanourny Jr.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Stephen E. Vanourny Jr.	Trustee, President and Principal	September 29, 2026
Stephen E. Vanourny Jr.	Executive Officer

/s/ Daniel Plourde	Principal Financial Officer	September 29, 2026
Daniel Plourde

/s/ James E. Farmer III*	Trustee	September 29, 2026
James E. Farmer III

/s/ Richard M. Goldman*	Trustee	September 29, 2026
Richard M. Goldman

/s/ Donna M. Milia*	Trustee	September 29, 2026
Donna M. Milia

*By:	/s/Kenny Terrero
Kenny Terrero
Attorney-in-Fact
(Pursuant to Power of Attorney dated July 7, 2026 filed with Post-Effective Amendment No. 98)

GRAYSCALE FUNDS TRUST
REGISTRATION STATEMENT

EXHIBITS INDEX

Exhibit Number	Description
There are no exhibits to be filed with this Registration Statement.